ANNUAL REPORT
TO SHAREHOLDERS


AARP Investment Program
from SCUDDER


SEPTEMBER 30, 1995





LETTER TO
SHAREHOLDERS


UNDERSTANDING
THE VOLATILITY
OF YOUR
MUTUAL FUNDS


AARP FUND
REPORTS


INVESTMENT
PORTFOLIOS AND
FINANCIAL
STATEMENTS

                              Table of Contents


         Letter to Shareholders ...........................................    2
               Special Section:
Understanding the Volatility of
              Your Mutual Funds ...........................................    7
              AARP Fund Reports ...........................................   12
              AARP High Quality
                     Money Fund ...........................................   13
              AARP High Quality
            Tax Free Money Fund ...........................................   15
                  AARP GNMA and
             U.S. Treasury Fund ...........................................   17
              AARP High Quality
                      Bond Fund ...........................................   19
          AARP Insured Tax Free
              General Bond Fund ...........................................   21
            AARP Balanced Stock
                  and Bond Fund ...........................................   23
                AARP Growth and
                    Income Fund ...........................................   26
                   AARP Capital
                    Growth Fund ...........................................   29
                    AARP Funds'
          Investment Portfolios ...........................................   34
           Financial Statements ...........................................   76
           Financial Highlights ...........................................   82
             Notes to Financial
                     Statements ...........................................   86
          Report of Independent
                    Accountants ...........................................   91
          Officers and Trustees ...........................................   93
    Service and Tax Information ...........................................   96

Letter to Shareholders

Dear Shareholders,

Over the period covered by this Annual Report--October 1, 1994 through September 30, 1995--the benefit of staying committed to your investments became evident. The fiscal period began in late 1994, one of the worst years in history for the bond market and a challenging year for the stock market. Those of you who maintained a long-term investment perspective and remained patient should be pleased. The stock and bond markets have performed exceptionally well since the beginning of 1995. In this environment, the AARP income and growth-oriented Funds provided solid returns while continuing to follow their conservative investment strategies. Descriptions elaborating on the performance of the AARP Funds begin on page 12.

We would first like to spend a few paragraphs discussing the stock and bond markets and then review some matters specific to the AARP Investment Program. We have also added a Special Section to the Report this year that provides you with some tools with which to evaluate your mutual fund investments--specifically how to assess the risk of share price volatility. The section begins on page 7 with a brief discussion of mutual fund risk, followed by questions that you might ask a mutual fund company when considering a particular fund. A detailed grid then provides the answers to those questions as they relate to the AARP Funds. We hope this will allow you to compare the AARP Funds to one another and to other funds you may want to consider for your investment portfolio.


The Stock and Bond Markets

As economic growth slowed in the beginning of 1995, concerns about inflation abated and expectations that the Federal Reserve Board (the Fed) would lower interest rates heightened. As a result, short- and long-term interest rates began to decline. On July 6, 1995, the Fed cut the Federal Funds rate (the rate banks charge each other for overnight loans) by .25% to 5.75%. In making this cut, the first in nearly three years, the Fed cited waning inflationary pressures, with inflation hovering at less than 3%. The economy overall showed strong corporate profits, low inflation, and declining interest rates.

This good news for the stock market propelled it to new heights. The unmanaged Dow Jones Industrial Average--the price-weighted average of 30 actively traded blue chip stocks--hit one record after another, ending September 1995 at 4789, a number that only a few years ago would have seemed impossible. The unmanaged Standard and Poor's 500 Stock Price Index returned 29.75% from October 1, 1994 to September 30, 1995.

The bond market also posted significant gains in this environment because as interest rates decline, bond prices rise. Long-term interest rates, as measured by the 30-year U.S. Treasury bond, declined from 7.81% on September 30, 1994 to 6.57% on September 30, 1995. Short-term interest rates, as measured by the three-month Treasury bill, declined to 5.40% on September 30, 1995 from a high of 5.93% in February of this year.


Looking Ahead

Our outlook for the bond market remains positive due to our expectations that inflation should remain stable for the next year or so, and that interest rates should also remain stable or slightly decline.

Our outlook for the stock market also remains positive. Stocks generally perform well in an environment of low interest rates and low inflation. However, while earnings growth continues, we may be nearing the end of the current business cycle. (A business cycle is a pattern of fluctuating economic output and growth.) Historically, the latter part of the cycle can be characterized as very uncertain for stock investors. As the slowdown in economic activity becomes more pronounced, corporate earnings and stock prices sometimes suffer. While this may cause some short-term volatility, we continue to believe that stocks will outperform bonds and cash equivalents over the longer term.


What This Means for Investors

We believe investors need to continue to focus on their long-term investment goals rather than on short-term uncertainties in the markets. If you have an investment time horizon of three years or more and can accept that both the bond and stock markets will have volatility, short-term downturns in the market should have no impact on your primary investment goal. In fact, these downturns could provide investment opportunities. However, it is also important to put the recent strong performance of the markets into perspective and not expect these unusually high returns to continue indefinitely. Remember that diversification, or allocating your assets in a mix of different investments such as stocks, bonds, and money market investments, can be a sensible strategy to provide you with a degree of protection from market volatility.


The AARP Investment Program from Scudder

As we have mentioned often over this past year, 1995 marks the 10th anniversary of the AARP Investment Program. Over the past ten years we have learned more and more about the needs of our shareholders. Recognizing these needs, all of the AARP Mutual Funds are managed conservatively as the portfolio management teams try to moderate the share price volatility of your investment. This makes the AARP Funds distinct from many other mutual funds which may seek long-term higher returns, but do not focus on reducing short-term share price fluctuation. At the same time, the AARP Funds will provide the opportunity for competitive returns. Of course, while the AARP Funds are conservatively managed, it is important that you realize that your principal is never insured or guaranteed, and the value of your investment and your return will move up and down as market conditions change.

It is this commitment to conservative investing that has continued to appeal to AARP members. As of September 30, 1995, there were more than 670,000 investors participating in the Program and nearly $12 billion in assets under management. With each new shareholder comes different needs. That is why the Program prides itself on the introduction of new services and features that will help you meet those needs. In addition to those outlined on the back of this Report, we are pleased to note the following services and enhancements.

Enhanced Easy-Access Line

Since its initial introduction in 1990, we have continued to improve the Easy-Access Line as the needs of our shareholders have changed. Based upon the most recent input from you, we have enhanced the service. Originally scheduled for an October 5th implementation, the new service was instead made available on October 26th. If you attempted to use the service but could not access it, we encourage you to try again by calling toll-free 1-800-631-4636. It is now easier to use and more informative than ever before.

For detailed information on the enhanced Easy-Access Line, please refer to the October issue of Financial Focus, or call us toll-free at 1-800-253-2277.

New Funds Centers

We were happy to announce that AARP shareholders can now be assisted in Scudder's Funds Centers in San Francisco and New York. As with Funds Centers in Boston, Boca Raton, San Diego, and Scottsdale, you can obtain face-to-face assistance from knowledgeable Mutual Fund Representatives who are specially trained to understand the investment objectives of AARP members. So if you live in these areas and need help in allocating your assets, have questions about planning for retirement, or want to learn more about the AARP Mutual Funds, stop in and see us. For directions, please call us at 1-800-253-2277.

New Office in Norwell

We were pleased to open our new Shareholder Servicing Operations Center in Norwell, Massachusetts in September. While our toll-free phone number has remained the same, our AARP Mutual Funds Representatives will now receive certified or registered mail at the following address:

AARP Investment Program from Scudder
42 Longwater Drive
Norwell, MA 02061-1612

Regular mail should continue to be sent to:

AARP Investment Program from Scudder
P.O. Box 2540
Boston, MA 02208-2540


In Closing

In addition to reading the Special Section about risk that follows, we encourage you to read the individual Fund Reports. Since the AARP Investment Program has now been in existence for ten years, you will see ten-year performance data for most of the Funds included for the first time in our Annual Report. We encourage you to give significant attention to these long-term returns because they provide perspective on how each of the AARP Mutual Funds has performed through different types of markets.

If you have questions about your Funds or the information provided in this Report, please call our knowledgeable AARP Mutual Fund Representatives between the hours of 8:00 A.M. to 8:00 P.M. Monday through Friday, eastern time at 1-800-253-2277.

Sincerely,


/s/Cuyler W. Findlay
Cuyler W. Findlay
Chairman


/s/Linda C. Coughlin
Linda C. Coughlin
President


/s/Douglas M. Loudon
Douglas M. Loudon
Investment Director

BLANK PAGE

Understanding the Volatility of Your Mutual Funds

As shareholders, many of you received the November 1995 issue of Financial Focus, the Program's monthly newsletter. In it, we presented information about how to assess some of the risks associated with your mutual funds. Because of its importance, we have repeated much of the information in this Special Section. In addition, we have provided you with statistics about the AARP Income and AARP Growth Funds so you can begin to understand how to evaluate such measurements as standard deviation and duration. We hope to continue to provide you with similar information on a periodic basis. As you read through this section, please remember that our AARP Mutual Fund representatives are able to help you with many of your questions. Please call toll-free 1-800-253-2277.


Defining Risk

Currently, the Securities and Exchange Commission (SEC) is determining if it is possible to define a universal method of measuring the risks of a particular fund. Having risk benchmarks to accompany performance benchmarks would greatly enhance an investor's ability to evaluate a mutual fund. Until then, however, determining a fund's risk requires some homework. But what do we mean by risk? Risk, as you know, is a multifaceted concept that means different things to different people. What may seem risky to you may be conservative to someone else. That is, in fact, why it is so difficult to create a risk benchmark that is appropriate for every type of mutual fund.

We can define risk broadly as the possibility that you will lose part of your investment. At one end of the risk spectrum are money funds, which pose little risk to your principal (though they do pose risk to your purchasing power if your investment does not increase in value to ward off inflation and taxes). At the other end are growth funds, which are characterized as having a high degree of risk because their value can decline notably over the short term. Related to this is the fundamental relationship between risk and return. Generally, if you choose a less risky investment, you must expect a lower return. Conversely, if you expect potentially higher returns, there is usually more short-term risk involved.


What is Your Tolerance for Risk?

Ultimately, evaluating the risk of an investment involves understanding your own tolerance for risk as well as your investment time horizon. If you have a short investment time horizon, you would be concerned about whether the income you receive will keep up with taxes and inflation. If you have a long investment time horizon, you need to think about how far down an investment value could go--and how long it could stay down--before you start feeling very uncomfortable.

While you think about this, remember that no real loss or gain is realized until you sell your investment. That is why time is such an important factor. A way for you to help manage risk is to commit for the long term and understand the importance of diversifying your investments among several types of mutual funds and dollar cost averaging, or investing a fixed amount of money at regular intervals.


Managing the Risk of Share Price Volatility

Because there are so many types of investment risk, and because there are no universal methods of measurement, it may be helpful to focus on a risk over which portfolio managers of a mutual fund can exert some control--share price volatility. A year and a half ago we at the AARP Investment Program looked at the question of volatility and started to better define our volatility objectives and refine the investment strategies of three Funds: The AARP High Quality Bond Fund, the AARP Insured Tax Free General Bond Fund, and the AARP Capital Growth Fund. Today, all the Funds are managed to moderate the risk of share price volatility, or the frequency and magnitude of declines in each Fund's net asset value. The tradeoff will be returns that while competitive, may not offer returns of similar funds that are not managed to reduce share price volatility.

The following questions may help you determine the potential volatility of a mutual fund.

Is the Fund Managed to Moderate Volatility?

A stock fund is managed to moderate volatility if it has a more diversified portfolio, which usually lowers the risk to the fund because the poor performance of a few securities will be cushioned by the positive performance of the majority. Therefore, a stock fund that is highly concentrated in one particular sector poses more risk than one that is diversified among many different sectors of the market. For a bond fund, moderating volatility relates to the degree of interest rate exposure. (Please refer to the next page for the section on duration.)

What is the Fund's Standard Deviation?

Standard deviation measures how much a fund's return fluctuates from month to month. Funds with high standard deviations have generally performed more erratically in the past. However, consistency can be misleading because a fund that declines steadily month after month may have a low standard deviation. Therefore, when you look at a fund's standard deviation, also look at its performance to determine whether the returns the fund produced were acceptable to you given its volatility. Be aware too that standard deviation does not reflect market performance, nor does it predict future performance.

As you look at the grid on pages 10 and 11, you will note that we have quoted three-year standard deviations for the AARP Income and AARP Growth Funds, which provide a more complete picture than one-year figures. We have also provided three-year average annualized returns as well. As you review these figures, please remember that the refined investment strategies of the AARP Funds mentioned previously might decrease the Funds' standard deviations in the future.

What is the Fund's Duration?

Duration indicates a bond fund's sensitivity to changes in interest rates. It measures how a bond fund may react to a one percentage point change in interest rates. For example, if a bond fund has a duration of four years, it should lose about 4% of its value if interest rates rise by one percentage point and gain approximately 4% if rates decline by one percentage point. Since duration changes as interest rates change, you should check your fund's duration periodically, remembering that the lower the duration the less volatility the fund endures. Duration is a more accurate measure of interest rate risk than average maturity because it takes into account interest payments as well as amount paid at maturity.

Does the Fund Use Derivatives?

Derivatives are securities whose value is derived from or based on an underlying security, asset, or index. They are subject to the same fundamental relationship between risk and potential return as are all investments. The higher the risk of a derivative, the greater its potential return. When used by a mutual fund, derivatives can reduce or increase risk in the same way that any security in the portfolio can. Derivatives are often used to help manage risk and to protect against the potential of large losses, or to increase your potential returns. Investment professionals can use one of a variety of techniques to hedge (that is, to offset investment risk) utilizing such derivatives as options, futures, and forwards. If a fund uses derivatives, find out if they are used for defensive purposes (which may not add significant risk to a portfolio, and may in fact reduce risk), or to increase return (which often adds significantly greater risk to the fund).

Assessing the Volatility of the AARP Mutual Funds

The following grid summarizes how the AARP Mutual Funds (with the exception of the AARP money funds) are managed to reduce share price volatility, and gives standard deviation, duration, credit quality, and derivative information. Though the grid does not compare the AARP Funds to other funds or benchmarks, it does allow you to compare the AARP Funds to each other. If you would like to discuss any of this information with our AARP Mutual Fund Representatives, please call toll-free at 1-800-253-2277.

                                                                                                                STANDARD
                                                            HOW THE FUND IS MANAGED                             DEVIATION
   FUND                                                     TO MODERATE VOLATILITY                          (9/30/92-9/30/95)
   ----                                                     ----------------------                          -----------------
         AARP INCOME FUNDS

   AARP GNMA and                      The Fund actively seeks to reduce price  volatility by investing in          3.06
   U.S. Treasury Fund                 a combination of short-,  intermediate-,  and long-term securities, and by adjusting the mix of GNMA and U.S. Treasury  securities.  It
                                      generally   keeps  a  significant   portion  of  the  portfolio  in
                                      short-term assets, which helps reduce share price fluctuation.

   AARP High Quality Bond Fund*       The Fund invests in securities  with varying  maturities.  At least          4.87
                                      65% of the  assets  of the Fund are  invested  in U.S.  Government, corporate, and other fixed income securities.  The non-governmental investments  of  the  Fund  will  be  spread  among  a  variety  of companies and will not be concentrated in any one industry.

   AARP Insured                       The  Fund  invests  primarily  in  a  mix  of  high-grade   short-,          6.80
   Tax Free General Bond Fund*        intermediate-,  and long-term municipal securities that are insured against  default  by  private  insurers.  We  expect  the  standard deviation to decline in the future.

         AARP GROWTH FUNDS

   AARP Balanced Stock                The Fund invests in a broadly diversified mix of equity securities,     3-year figure not
   and Bond Fund                      bonds, and cash reserves.  The Fund invests only in dividend-paying     available since
                                      stocks,  which tend to have less  volatility  than  other  types of     Fund is less
                                      stocks.                                                                 than 3 years old.

   AARP Growth and                    The Fund  consists of a broadly  diversified  portfolio  consisting          7.78
   Income Fund                        primarily  of  dividend-paying  stocks,  which  tend to  have  less volatility than other types of stocks.  It invests in common stocks
                                      and  securities   convertible  into  common  stocks,   as  well  as
                                      preferred stocks.

   AARP Capital                       This Fund  underwent  the most  dramatic  strategy  change.  It now         11.34
   Growth Fund*                       consists of a broadly diversified portfolio consisting primarily of
                                      high-quality,   medium-  to   large-sized   companies  with  strong
                                      competitive  positions  in their  industries.  It invests in common stocks and securities  convertible  into common stocks,  as well as preferred  stocks.  We expect the standard  deviation to decline in the future.

 *   This Fund's investment strategy was modified in February 1995.

     AVERAGE ANNUALIZED            EFFECTIVE                                                               DERIVATIVES
        TOTAL RETURN               DURATION                                                                IN PORTFOLIO
     (9/30/92-9/30/95)          (AS OF 9/30/95)         CREDIT QUALITY OF BONDS                          (AS OF 9/30/95)
     -----------------          ---------------         -----------------------                          ---------------
            4.64%                     2.80          All   securities   in  the  portfolio  are      No derivatives at this time.
                                                    backed  by the full  faith  and  credit of
                                                    the U.S. Government.

            6.09%                     4.70          100%   of  the   Fund's   securities   are      No derivatives at this time.
                                                    high-quality-- AAA-,  AA-, or A-rated.  At
                                                    least 65% of the Fund's  assets must be in
                                                    securities that are AAA- or AA-rated,  the
                                                    top two ratings.

            6.37%                     7.50          100%   of  the   Fund's   securities   are      Approximately 10% of net
                                                    high-quality-- AAA-,  AA-, or A-rated.  At      assets were exposed to
                                                    least 65% of these  securities are insured      derivatives for defensive
                                                    against default.                                purposes.

       Not applicable.       4.80 of bond portion   All bonds are investment  grade -- at least     Approximately 3% of net
                                 of portfolio.      75% of the Fund's bonds are AAA-,  AA-, or      assets were exposed to
                                                    A-rated.   The   remainder   can   be  Baa      derivatives primarily for
                                                    (Moody's)  or BBB  (Standard  & Poor's) or      defensive purposes.
                                                    higher.

           15.79%               Not applicable.     Not applicable.                                 No derivatives at this time.


           13.58%               Not applicable.     Not applicable.                                 No derivatives at this time.


AARP Fund Reports

The following pages contain a summary of each Fund in the AARP Investment Program from Scudder. Each AARP Mutual Fund report contains the one-year total return, five-year total return, and ten-year total return or Life of Fund total return. Because a one-year total return could be high or low depending on market conditions over a 12-month period, it is useful to have the perspective of the five-year and ten-year total return figures. Within each Fund description (except for the AARP money funds), one-year total return is broken down into two components: distribution of income and capital change. Distribution of income is defined as reinvested dividends. Capital change is defined as the change in the price per share including any reinvested capital gains distributions.

You will also note that all of the AARP Funds, except the AARP money funds, have been compared to market indices. We are providing these comparisons to comply with the Securities and Exchange Commission's (SEC) disclosure requirements. Under these requirements, all mutual funds (except money funds) are required to compare their performance over the past ten years (or Life of Fund) to that of a broad-based securities market index. It is important to note, however, that these indices have limited relevance to the performance of mutual funds. They do not reflect the deduction of any servicing, investment management, or administration expenses.

Also, the AARP Mutual Funds are unique in the high quality of their investment portfolios and the emphasis on seeking to reduce share price fluctuation. This, in turn, can have significant impact on performance. Therefore, when comparing an AARP Mutual Fund's performance with that of a major market index, remember that any comparison may be of limited value.

AARP High Quality Money Fund

At a Glance

Fund Overview

This Fund is designed to preserve your principal while you earn money market returns. The AARP High Quality Money Fund has quality standards high enough to have secured a AAAm rating from Standard & Poor's*, a leading national independent rating firm. The Fund seeks to maintain a $1.00 share price, although there may be circumstances under which this goal cannot be achieved. It is important to note that unlike bank savings accounts, the Fund is not insured or guaranteed by the U.S. Government and the yield of the Fund will fluctuate.

* The rating for the Fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.

For Whom the Fund is Designed

This Fund may be appropriate for investors who have short-term needs or who do not want the risk of investing in stocks or bonds. These investors include those seeking money market income to help meet regular day-to-day needs, those who need immediate access to their assets through free checkwriting, those who want to diversify their assets with an investment designed to provide a degree of safety and stability, and those seeking a short-term investment prior to making longer-term investment choices.

Q    How has the Fund performed?

A As with all money funds, the performance of the AARP High Quality Money Fund mirrored what happened to short-term interest rates. Short-term interest rates, as measured by the three-month U.S. Treasury Bill, declined over recent months. By September 30, 1995, short-term interest rates declined to 5.40% from as high as 5.93% earlier this year. While this trend has caused a gradual decline in the Fund's yield since February, the Fund's 7-day net annualized yield of 4.97% as of September 30, 1995 was still higher than its 3.94% yield on September 30, 1994. The Fund has been able to maintain a competitive yield by lengthening its average maturity (see investment strategy on the next page).

     The Fund's one-year total return was 4.99%, which was made up entirely of income. The five-year cumulative total return was 21.95%; the five-year average annualized total return was 4.05%; the 10-year cumulative total return was 69.05%; and the 10-year average annualized total return was 5.39%. Of course past performance is not a guarantee of future results, and yield will fluctuate.

Q    What has been the Fund's investment strategy?

A In the latter part of 1994 and into the first several months of 1995, we maintained a short average maturity to take advantage of rising interest rates. The Fund's average maturity was as short as 21 days back in February when short-term interest rates peaked at 5.93%. As short-term interest rates began to decline, the portfolio management team purchased securities with longer maturities. By gradually lengthening the average maturity of the Fund to approximately 55 days as of September 30, 1995, we were able to provide shareholders with a higher yield.

     We also decreased our investment in floating rate notes from 57% to 34% over this period. Floating rate instruments "float" with the market as interest rates rise or fall. Therefore, in a declining interest rate environment, we decreased our exposure to such securities.

Q    What can I expect from the Fund in the upcoming year?

A The Fund should remain a good alternative for your short-term assets or if you are seeking stability of principal. However, we expect short-term interest rates to remain relatively stable or decline slightly over the next few months and into 1996. Consequently, the yield of the AARP High Quality Money Fund may decline slightly as well.

AARP High Quality Tax Free Money Fund

At a Glance

Fund Overview

The AARP High Quality Tax Free Money Fund is designed to offer you stability of principal, along with income free from federal taxes.1 The quality of the Fund is high enough to have secured a AAAm rating from Standard & Poor's (S&P).2 The AARP High Quality Tax Free Money Fund is designed to maintain a $1.00 share price, although there may be circumstances under which this goal cannot be achieved. It is important to note that, unlike bank savings accounts, the Fund is not insured or guaranteed by the U.S. Government, and yield will fluctuate.

1 It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Capital gains may be subject to taxes as well.

2 The rating for the Fund is historical and is based on an analysis of the portfolio's credit quality, market price exposure, and management.

For Whom the Fund is Designed

This Fund may be appropriate for investors seeking tax-free income or who do not want the risk of investing in stocks or bonds. These investors include those seeking money market income to meet regular day-to-day expenses, those needing immediate access to their assets through free checkwriting, those creating a diversified portfolio who want a portion of their assets in a conservative investment designed to offer stability, and those seeking a short-term investment prior to making longer-term investment choices.

Q    How has the Fund performed?

A Over the past 12 months, the AARP High Quality Tax Free Money Fund provided shareholders with modest returns and a rising yield. The Fund's 7-day net annualized yield as of September 30, 1995 was 3.37% (which is a tax equivalent yield of 5.58% for shareholders in the 39.6% tax bracket). This was up from its 2.64% yield on September 30, 1994. The Fund's one-year total return was 2.99%, which was made up entirely of income. The five-year cumulative total return was 15.91%; the five-year average annualized total return was 3.00%, the 10-year cumulative total return was 52.03%; and the 10-year average annualized total return was 4.28%.

     Please note that the five- and ten-year figures include the performance of the AARP Insured Tax Free Short Term Fund, which changed its name and objective to the AARP High Quality Tax Free Money Fund on August 1, 1991. Of course, past performance is not a guarantee of future results and yield will fluctuate.

Q    What has been the Fund's investment strategy?

A Over the past 12 months, we lengthened the average maturity of the Fund to approximately 55 days as of September 30, 1995. We decreased our holdings of securities with maturities of three to six months, and increased our investment in securities with maturities of six to 12 months. The longer average maturity provided shareholders with higher yields as short-term interest rates declined. We will not move longer than 55 days because the average maturity of the Fund cannot exceed 60 days if we are to maintain the S&P's AAAm rating. This is the highest rating S&P issues a Fund of this type.

     As always, all securities we bought over the past six months are rated within the two highest quality ratings of at least one of the three leading national independent rating firms: Fitch Investors Service Inc., Moody's Investors Service Inc., or S&P. For those funds rated by S&P, there are particular guidelines with which each fund must comply in order to maintain its AAAm rating. In addition, within the universe of securities that fit within the S&P criteria, Scudder credit analysts approve only a small percentage of that universe. Therefore, the number of securities that we have to choose from is much smaller and in most cases of better quality than other tax-free money funds.

Q    What can I expect from the Fund in the upcoming year?

A We believe the Fund should continue to provide investors in high tax brackets with an alternative for their short-term investment needs. However, we expect short-term interest rates to remain stable or decrease slightly. The short-term municipal market should follow that trend. Consequently, the yield of the AARP High Quality Tax Free Money Fund may decline slightly.

AARP GNMA and U.S. Treasury Fund

At a Glance

Fund Overview

The AARP GNMA and U.S. Treasury Fund seeks to produce monthly income from a conservatively managed high-quality portfolio. Although your principal is not guaranteed as it is with an insured fixed-rate Certificate of Deposit (CD) or savings account, the Fund is managed to help reduce share price fluctuation. While the securities in the Fund are guaranteed as to the timely payment of principal and interest, the guarantee is not related to the Fund's yield or share price, both of which will fluctuate daily.

For Whom the Fund is Designed

The Fund is designed for conservative investors who want relatively high current income and who seek a degree of protection from day-to-day share price volatility. Investors should be seeking to invest for the longer term (at least one to three years) and be comfortable with fluctuation in the value of their principal and yield.


GROWTH OF A $10,000 INVESTMENT

 Yearly                      AARP GNMA        Lehman
 Periods                     and U.S.         Brothers
 Ended                       Treasury         Mortgage
 Sept. 30                    Fund++           GNMA Index+
 ---------------------------------------------------------------
 1 Year                      $11,031          $11,407
 5 Year                      $14,540          $15,606
 10 Year                     $21,938          $26,277

LINE CHART:
Yearly Periods ended September 30++

CHART DATA:
                     AARP GNMA          Lehman
                     and U.S.           Brothers
                     Treasury           Mortgage
                     Fund               GNMA Index
 -----------------------------------------------------------
       85             10000              10000
       86             11362              11784
       87             11537              12013
       88             12813              13820
       89             13861              15384
       90             15088              16837
       91             17219              19635
       92             19145              21878
       93             20273              23320
       94             19887              23035
       95             21938              26277


TOTAL RETURN

Cumulative

 ---------------------------------------------------------------
 Yearly                      AARP GNMA        Lehman
 Periods                     and U.S.         Brothers
 Ended                       Treasury         Mortgage
 Sept. 30                    Fund++           GNMA Index+
 ---------------------------------------------------------------
 1 Year                       10.31%           14.07%
 5 Year                       45.40%           56.06%
 10 Year                     119.38%          162.77%

Average Annual

 ---------------------------------------------------------------
 1 Year                       10.31%           14.07%
 5 Year                        7.77%            9.30%
 10 Year                       8.17%           10.14%


ANNUAL INVESTMENT RETURNS AND PER SHARE INFORMATION

LINE CHART:
Yearly Periods ended September 30++

CHART DATA:

                          AARP GNMA          Lehman
                          and U.S.           Brothers
                          Treasury           Mortgage
                          Fund               GNMA Index
 -----------------------------------------------------------
 1991                    14.12                 16.61
 1992                    11.19                 11.43
 1993                     5.89                  6.59
 1994                    -1.9                  -1.22
 1995                    10.31                 14.07


                          1991       1992       1993      1994       1995
 -------------------------------------------------------------------------------
Net Asset Value        $  15.72   $  16.19   $  15.96   $ 14.73    $  15.19
Income Dividends       $   1.26   $   1.22   $   1.15   $  0.93    $   1.01
Capital Gains          $   --     $   --     $   --     $   --     $   --
Distributions
Fund Return (%)        14.12%     11.19%      5.89% -1.90%         10.31%
Index Return (%)+      16.61%     11.43%      6.59% -1.22%         14.07%

+ The unmanaged Lehman Brothers Mortgage GNMA Index is a market value weighted measure of all fixed-rate securities backed by mortgage pools of the GNMA. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

++ All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

Q    How has the Fund performed?

A We believe the AARP GNMA and U.S. Treasury Fund performed well. The Fund's share price on September 30, 1994 was $14.73; it increased to $15.19 on September 30, 1995. Because of the Fund's conservative investment philosophy (see investment strategy below), it usually outperforms similar funds in a down bond market (when interest rates are rising) and underperforms when the bond market rallies as it did over the past several months. Therefore, the Fund's one-year total return of 10.31% (representing 7.19% in distributions of income and 3.12% in capital change) underperformed the unmanaged Lehman Brothers Mortgage GNMA Index total return of 14.07%. It is also important to note that an index return does not reflect investment in cash or the deduction of any servicing, investment management, or administration expenses as a mutual fund does.

     The Fund's yield continued to provide higher yields than insured fixed-rate 12-month CDs. According to Banxquote, a weekly financial rate reporter, the nationally averaged yield on the 12-month CD as of September 30, 1995 was 5.23% -- significantly lower than the 6.59% yield on the AARP GNMA and U.S. Treasury Fund. (Keep in mind that yield does not take into consideration the share price fluctuation of the Fund. Unlike the share price of the Fund, the principal value of a CD remains constant. Past performance is not a guarantee of future results.)

Q    What has been the Fund's investment strategy?

A In order to provide more income to shareholders, we shifted assets from shorter-term instruments into GNMA securities, which were selling at attractive price levels. As of September 30, 1995, 77% of the portfolio was invested in GNMA securities. We have emphasized lower-rate mortgages because they provide a combination of high income with some protection from prepayments (paying off a mortgage before it comes due). As of the end of September, almost a third of total assets were in 7% to 7.50% coupon mortgages.

     The remainder of the portfolio (approximately 23%) was in short-term U.S. Treasury obligations and cash equivalents with maturities of two years or less. As you know, it has been an ongoing strategy to keep some of the Fund's assets in shorter maturity bonds to help dampen share price volatility.

Q    What should I expect from the Fund in the upcoming year?

A We believe the Fund will continue to be a sound choice for conservative investors, offering higher current income than many other comparable alternatives, with a certain degree of protection from market volatility, particularly compared to longer-term alternatives. As stated in the Letter to Shareholders, we expect both short- and long-term interest rates to remain relatively stable over the next year or perhaps decline a bit. Combined with an attractive mortgage market, this should continue to provide the high current income shareholders have come to expect.

AARP High Quality Bond Fund

At a Glance

Fund Overview

The AARP High Quality Bond Fund offers you monthly income and the opportunity for higher returns than you can expect from the AARP GNMA and U.S. Treasury Fund. In pursuing higher returns, fluctuation in the value of your principal may also be greater. The Fund has quality standards that are among the highest of any general bond fund currently available, with at least 65% of the portfolio invested in AAA-rated and AA-rated issues, and the other 35% in nothing less than A-rated bonds.

For Whom the Fund is Designed

The Fund is designed for investors who want competitive returns from a portfolio of high credit quality. Investors should be seeking to invest for the longer term (at least one to three years) and be comfortable with fluctuation in the value of their principal and yield. The AARP High Quality Bond Fund has the potential to offer shareholders a greater total return than the AARP GNMA and U.S. Treasury Fund. It will also be subject to greater price fluctuation.


GROWTH OF A $10,000 INVESTMENT

 Yearly                  AARP High              Lehman
 Periods                 Quality                Brothers
 Ended                   Bond Fund++            Aggregate
 Sept. 30                                       Bond Index+
 -----------------------------------------------------------------------
 1 Year                  $11,298                $11,406
 5 Year                  $15,375                $15,848
 10 Year                 $22,775                $25,917

LINE CHART
Yearly Periods ended September 30++

CHART DATA
                   AARP HIGH QUALITY   LEHMAN BROTHERS
                   BOND FUND           AGGREGATE BOND INDEX
 ----------------------------------------------------------------
 85                   10000                  10000
 86                   11360                  12028
 87                   11350                  12060
 88                   12755                  13664
 89                   14079                  15203
 90                   14813                  16353
 91                   17100                  18969
 92                   19077                  21349
 93                   21343                  23479
 94                   20159                  22722
 95                   22774                  25917


TOTAL RETURN

Cumulative

 -----------------------------------------------------------------------
 Yearly                  AARP High              Lehman
 Periods                 Quality                Brothers
 Ended                   Bond Fund++            Aggregate
 Sept. 30                                       Bond Index+
 -----------------------------------------------------------------------
 1 Year                   12.98%                 14.06%
 5 Year                   53.75%                 58.48%
 10 Year                 127.75%                159.17%

Average Annual

 -----------------------------------------------------------------------
 1 Year                   12.98%                 14.06%
 5 Year                    8.98%                  9.64%
 10 Year                   8.58%                  9.99%


ANNUAL INVESTMENT RETURNS AND PER SHARE INFORMATION

BAR CHART
Yearly Periods ended September 30++

CHART DATA

                            AARP HIGH QUALITY  LEHMAN BROTHERS
                            BOND FUND          AGGREGATE BOND
                                               INDEX
 ------------------------------------------------------------------
 1991                       15.44               15.99
 1992                       11.56               12.55
 1993                       11.88                9.98
 1994                       -5.55               -3.22
 1995                       12.98               14.06


                                  1991      1992       1993     1994      1995
 -------------------------------------------------------------------------------
 Net Asset Value                $ 15.71   $ 16.44   $ 17.19   $ 15.05   $ 16.01
 Income Dividends               $  1.10   $  1.03   $  0.93   $  0.85   $  0.93
 Capital Gains Distributions    $  --     $  --     $  0.18   $  0.38   $  --
 Fund Return (%)                  15.44%    11.56%    11.88%    -5.55%    12.98%
 Index Return (%)+                15.99%    12.55%     9.98%    -3.22%    14.06%

+ The unmanaged Lehman Brothers Aggregate Bond Index is a market value weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

++ All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

Q    How has the Fund performed?

A We believe the AARP High Quality Bond Fund performed well over the past 12 months as long-term interest rates declined. Long-term interest rates, as measured by the 30-year U.S. Treasury Bond, declined from 7.81% on September 30, 1994 to 6.57% on September 30, 1995. As a result, the value of the securities held by the Fund increased. The Fund's share price increased from $15.05 to $16.01 over this period. The Fund's one-year total return was 12.98%, with 6.60% representing distributions of income and 6.38% capital change. Its one-year total return underperformed the unmanaged Lehman Brothers Aggregate Bond Index return of 14.06%. The Fund's underperformance was due to its conservative investment strategy designed to moderate share price fluctuation. It is also important to note that an index return does not reflect investment in cash or the deduction of any servicing, investment management, or administration expenses, as a mutual fund does.

Q    What has been the Fund's investment strategy?

A In the last quarter of 1994, the Fund focused on bonds at the shorter and longer ends of the maturity spectrum. This strategy was designed to provide a sound mix of competitive yields and limited price fluctuation in an environment of unstable but generally rising interest rates. Since the beginning of 1995, however, our strategy began to shift toward intermediate-term bonds. This revised strategy is in keeping with our outlook for a steeper yield curve, which is when short-term yields decline faster than long-term yields. Intermediate-term bonds usually perform well in this environment.

     We also increased the Fund's investment in mortgage-backed securities to 42% of the portfolio to boost the Fund's total return. As previously discussed on page 18, we believe that lower-rate mortgage-backed securities offer an attractive combination of high income and good quality at current market levels. A majority of the mortgage securities we held in the portfolio had coupons ranging from 7% to 7.50%. We also increased the Fund's investment in corporate bonds to 23% of the portfolio. The corporate sector included issues from some of the country's leading consumer staples, durable goods manufacturing, financial, and transportation companies.

     As of September 30, 1995, 66% of the portfolio was invested in government, AAA-rated or AA-rated securities; 23% of the Fund was invested in A-rated bonds; and 11% was in cash equivalents.

Q    What should I expect from the Fund in the upcoming year?

A As stated in the Letter to Shareholders, we expect both short- and long-term interest rates to remain relatively stable over the next year or perhaps decline a bit. We believe that the AARP High Quality Bond Fund is positioned for possible lower interest rates with increased exposure to intermediate-term issues. This Fund should continue to provide shareholders with high income and less share price fluctuation than a long-term bond.

AARP Insured Tax Free General Bond Fund

At a Glance

Fund Overview

The AARP Insured Tax Free General Bond Fund seeks to pay high monthly income that is free from federal taxes.* The Fund invests in a portfolio consisting primarily of high-grade municipal securities that are insured against default. This insurance does not apply to the value of your shares or the yield of the Fund, both of which will fluctuate daily. The Fund also aims to keep the value of its shares more stable than that of a long-term municipal bond.

* It is the policy of the Fund not to invest in taxable issues. However, the Fund's income may be subject to state and local taxes. Gains on sales of Fund shares and distributions of capital gains generally will be subject to federal, state and local taxes.

For Whom the Fund is Designed

The Fund is designed for investors in higher tax brackets who want income that is free from federal income taxes. Investors should be seeking to invest for the longer term (at least one to three years) and be comfortable with fluctuation in the value of their principal and yield.

GROWTH OF A $10,000 INVESTMENT

 ---------------------------------------------------
 Yearly                  AARP
 Periods                 Insured       Lehman
 Ended                   Tax Free      Brothers
 Sept. 30                General       Municipal
                         Bond Fund++   Bond Index+
 ---------------------------------------------------
 1 Year                  $11,021       $11,118
 5 Year                  $15,074       $15,289
 10 Year                 $22,913       $25,121

LINE CHART
Yearly Periods ended September 30++

CHART DATA
                AARP INSURED TAX FREE        LEHMAN BROTHERS
                GENERAL BOND FUND            MUNICIPAL BOND
                                             INDEX
 -------------------------------------------------------------------------
       85          10000                     10000
       86          11796                     12465
       87          11449                     12530
       88          13096                     14156
       89          14492                     15385
       90          15200                     16431
       91          17305                     18598
       92          19038                     20542
       93          21764                     23160
       94          20790                     22594
       95          22913                     25121

TOTAL RETURN

Cumulative
 ---------------------------------------------------
 Yearly                  AARP
 Periods                 Insured       Lehman
 Ended                   Tax Free      Brothers
 Sept. 30                General       Municipal
                         Bond Fund++   Bond Index+
 ---------------------------------------------------
 1 Year                   10.21%        11.18%
 5 Year                   50.74%        52.89%
 10 Year                 129.13%       151.21%

Average Annual

 ---------------------------------------------------
 1 Year                   10.21%        11.18%
 5 Year                    8.55%         8.86%
 10 Year                   8.64%         9.64%

ANNUAL INVESTMENT RETURNS AND PER SHARE INFORMATION

LINE CHART
Yearly Periods ended September 30++

CHART DATA

                AARP
                INSURED                      LEHMAN BROTHERS
                TAX FREE                     MUNICIPAL BOND
                GENERAL BOND FUND            INDEX
 -------------------------------------------------------------------------
 1991                      13.85                        13.19
 1992                      10.01                        10.45
 1993                      14.31                        12.74
 1994                      -4.48                        -2.44
 1995                      10.21                        11.18

                                  1991       1992      1993      1994     1995
 -------------------------------------------------------------------------------
 Net Asset Value                 $ 17.30   $ 17.88   $ 19.00   $ 16.93  $ 17.74
 Income Dividends                $  1.00   $  0.93   $  0.90   $  0.86  $  0.87
 Capital Gains Distributions     $  --     $  0.17   $  0.43   $  0.40  $  --
 Fund Return (%)                   13.85%    10.01%    14.31%    -4.48%   10.21%
 Index Return (%)+                 13.19%    10.45%    12.74%    -2.44%   11.18%

+ The unmanaged Lehman Brothers Municipal Bond Index is a market value weighted measure of municipal bonds with a maturity of at least two years. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

++ All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

Q    How has the Fund performed?

A We believe the AARP Insured Tax Free General Bond Fund performed well over the past 12 months as long-term interest rates declined. Long-term interest rates, as measured by the 30-year U.S. Treasury Bond, declined from 7.81% on September 30, 1994 to 6.57% on September 30, 1995. As a result, the value of the securities held by the Fund increased. The Fund's share price increased from $16.93 to $17.74 over this period.

     The Funds one-year total return was 10.21%, with 5.43% representing distributions of income and 4.78% in capital change. The one-year total return underperformed the unmanaged Lehman Brothers Municipal Bond Index's return of 11.18%, due in large part to the Fund's conservative investment approach to moderate share price volatility.

Q    What has been the Fund's investment strategy?

A Over the past 12 months, the portfolio management team gradually shifted a portion of the portfolio from long-term bonds with maturities of over 20 years to bonds with maturities under 15 years. As of September 30, 1995, 42% of the portfolio was invested in intermediate-term bonds maturing in 10 to 15 years. The reallocation added to the Fund's favorable performance over the past few months, because bonds with maturities in the 15-year range that were noncallable performed better than longer-term bonds that were priced close to par.

     In addition, as of September 30, 1995, 90% of the portfolio was invested in insured securities (or securities escrowed in U.S. Treasurys which provide the backing of the U.S. Government). Remember that this insurance protects the bond from default but does not apply to the value of your shares or to the yield of the Fund, both of which will fluctuate daily. Within the portfolio, the largest sector of the Fund (22%) was in insured hospital bonds, which we believe were undervalued bonds. As always, we invested in securities rated within the top three ratings by Moody's Investors Services Inc. and Standard & Poor's -- two independent rating services.

Q    What should I expect from the Fund in the upcoming year?

A Over the longer term, we expect interest rates to remain relatively stable or decline a bit. The revised positions of the portfolio will continue to take advantage of this environment. Therefore, the Fund should provide shareholders with high income free from federal taxes and will seek to keep its share price more stable than that of a long-term municipal bond. We believe that the municipal bond market will follow the trend of the taxable bond market, with a positive long-term outlook.

AARP Balanced Stock and Bond Fund

At a Glance

Fund Overview

Through a combination of stocks, bonds, and cash reserves, the AARP Balanced Stock and Bond Fund seeks to offer you long-term growth of capital and quarterly income. The Fund attempts to keep the value of its shares more stable than other potentially higher returning, higher risk balanced mutual funds.

For Whom the Fund is Designed

This Fund is designed for investors who are seeking long-term growth of their assets, but who want less risk than an investment solely in stocks. Investors should be able to invest for the longer term (three to five years or more) and be comfortable with the value of their principal fluctuating up and down.

GROWTH OF A $10,000 INVESTMENT

                                                 Blended
                                                 Index:
 Yearly                  AARP                    S&P (50%);
 Periods                 Balanced                LBAB (40%);
 Ended                   Stock and               3-Month
 Sept. 30                Bond Fund++             T Bill (10%)
 -----------------------------------------------------------------------
 1 Year                  $11,680                 $12,043
 Life of Fund*           $11,589                 $11,826

LINE CHART
Quarterly Periods from February 1, 1994 to September 30, 1995++

CHART DATA

AARP BALANCED       STANDARD & POOR'S       LEHMAN BROTHERS
STOCK AND            500 STOCK PRICE         AGGREGATE BOND
BOND FUND                INDEX                   INDEX             BLENDED INDEX
--------------------------------------------------------------------------------
   10000                 10000                   10000                 10000
    9520                  9304                    9584                  9492
    9623                  9344                    9485                  9481
    9922                  9800                    9543                  9744
    9837                  9799                    9579                  9772
   10335                 10753                   10062                 10457
   11077                 11779                   10675                 11230
   11589                 12716                   10885                 11797

TOTAL RETURN

Cumulative

                                                 Blended
                                                 Index:
 Yearly                  AARP                    S&P (50%);
 Periods                 Balanced                LBAB (40%);
 Ended                   Stock and               3-Month
 Sept. 30                Bond Fund++             T Bill (10%)
 -----------------------------------------------------------------------
 1 Year                   16.80%                  20.43%
 Life of Fund*            15.89%                  18.26%


Average Annual

 -----------------------------------------------------------------------
 1 Year                   16.80%                  20.43%
 Life of Fund*             9.28%                  10.65%


ANNUAL INVESTMENT RETURNS AND PER SHARE INFORMATION

BAR CHART
Yearly Periods ended September 30++

CHART DATA

                                        Blended
                                        Index:
                AARP                    S&P (50%);
                Balanced                LBAB (40%);
                Stock and               3-Month
                Bond Fund++             T Bill (10%)
 ------------------------------------------------------
 1994*            -0.78                   -3.83
 1995             16.80                   21.06



                                  1994*          1995
 -----------------------------------------------------------
 Net Asset Value               $  14.64       $  16.40
 Income Dividends              $   0.24       $   0.60
 Capital Gains Distributions   $     --       $   0.04
 Fund Return (%)                 -0.78%         16.80%
 Blended Index Return (%)+       -3.83%         20.43%

+ The performance of the blended benchmark is a weighting comprised of 50% Standard & Poor's 500 Stock Price Index (S&P), 40% Lehman Brothers Aggregate Bond Index (LBAB), and the 3-Month Treasury Bill Index (10%). The 50/40/10 measure is meant to reflect the anticipated long range asset mix of the Fund, which may change over time. The unmanaged Standard & Poor's 500 Stock Price Index is a market value-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The unmanaged Lehman Brothers Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

++ All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

*    The Fund commenced operations on February 1, 1994.

Q    How has the Fund performed?

A We believe the AARP Balanced Stock and Bond Fund performed well over the past 12 months. The Fund's share price was $14.64 on September 30, 1994; it increased to $16.40 on September 30, 1995. Its one-year total return was 16.80%, with 4.47% representing distributions of income and 12.33% representing capital change. By comparison, the unmanaged Standard & Poor's 500 Stock Price Index and the unmanaged Lehman Brothers Aggregate Index posted returns of 29.75% and 14.06%, respectively. (Please note that the Fund was introduced on February 1, 1994. Therefore, five-year and ten-year data are not available.) The Fund's performance, while strong, did not match that of the blended index primarily because of the Fund's lack of exposure to technology stocks (refer to the investment strategy of the AARP Growth and Income Fund on page 27 for details on the outperformance of technology stocks) and its underweighting in intermediate-term bonds -- the best performing fixed-income group for most of 1995.

Q    What has been the Fund's investment strategy?

A In general, the stock portion of the Fund (representing 55% of the portfolio as of September 30, 1995) uses an approach similar to the AARP Growth and Income Fund. The Fund will usually invest in stocks that are believed to have favorable long-term capital appreciation outlooks and have above-average dividend yields. Since the stock portion of the Fund is managed by the same individuals and with the same strategy as the AARP Growth and Income Fund, refer to the AARP Growth and Income Fund Report on page 27 for details on specific stock selection. (The Fund may invest up to 70% of its assets in stocks.)

     The portion of the Fund invested in bonds (representing 30% of the portfolio as of September 30, 1995) can include corporate issues, U.S. Government securities, mortgage-backed obligations, and other fixed-income securities. At least 75% of these securities will be securities rated within the three highest quality ratings (AAA, AA, A) by Moody's or Standard & Poor's, independent rating organizations. (At all times, at least 30% of the Fund's assets will be invested in a combination of bonds and cash equivalents.) At the beginning of the fiscal period, the Fund focused on bonds at the shorter and longer ends of the maturity spectrum. Our strategy began to shift mid-year toward intermediate-term bonds. Reallocating the portfolio to focus on intermediate-term bonds was in anticipation of a steeper yield curve (short-term yields declining faster than long-term yields) as the Federal Reserve Board moved to a more accommodative policy of lower rates. The Fed demonstrated this intent by lowering short-term interest rates in July.

     The remaining portion of the Fund's assets was invested in cash equivalents.

Q    What can I expect from the Fund in the upcoming year?

A For the remainder of 1995, we believe that our disciplined investment approach should continue to provide exposure to the long-term benefits of a diversified portfolio of stocks and bonds. The current asset allocation for the Fund is 55% stocks, 30% bonds, and 15% cash equivalents. However, this allocation may be gradually changed depending upon our expectations for the financial markets. Since the AARP Balanced Stock and Bond Fund is invested more heavily in stocks, we will concentrate on trends in the stock market and how they may affect the Fund.

AARP Growth and Income Fund

At a Glance

Fund Overview

The AARP Growth and Income Fund is a conservatively managed stock fund that provides the potential for long-term growth and quarterly income, while still seeking to moderate risk. It invests in above-average dividend-yielding stocks that may offer the opportunity for long-term growth of capital.

For Whom the Fund is Designed

The Fund is suitable for investors who are seeking long-term growth of their assets and the opportunity to keep ahead of inflation. Investors should be able to invest for the longer term (three to five years or more) and be comfortable with fluctuation in the value of their principal that is associated with investing in stocks.

GROWTH OF A $10,000 INVESTMENT

 Yearly            AARP               Standard
 Periods           Growth and         & Poor's
 Ended             Income             500 Stock
 Sept. 30          Fund++             Price Index+
 ---------------------------------------------------------
 1 Year            $12,043             $12,975
 5 Year            $22,033             $22,143
 10 Year           $38,903             $44,259

LINE CHART
Yearly Periods ended September 30++

CHART DATA
                         AARP GROWTH        STANDARD &
                         AND INCOME         POOR'S 500
                         FUND               STOCK PRICE
                                            INDEX
 -----------------------------------------------------------
 85                      10000              10000
 86                      12900              13174
 87                      16884              18894
 88                      15064              16558
 89                      19661              22023
 90                      17657              19988
 91                      22457              26217
 92                      25058              29114
 93                      29914              32900
 94                      32303              34112
 95                      38903              44259


TOTAL RETURN

Cumulative

 Yearly            AARP               Standard
 Periods           Growth and         & Poor's
 Ended             Income             500 Stock
 Sept. 30          Fund++             Price Index+
 ---------------------------------------------------------

 1 Year             20.43%               29.75%
 5 Year            120.33%              121.43%
 10 Year           289.03%              342.59%


Average Annual

 -----------------------------------------------------

 1 Year             20.43%               29.75%
 5 Year             17.12%               17.22%
 10 Year            14.55%               16.03%


ANNUAL INVESTMENT RETURNS AND PER SHARE INFORMATION

BAR CHART
Yearly Periods ended September 30++

CHART DATA

                            AARP GROWTH        STANDARD & POOR'S
                            AND INCOME         500 STOCK PRICE
                            FUND               INDEX
 ------------------------------------------------------------------
 1991                       27.19                 31.09
 1992                       11.59                 11.04
 1993                       19.38                 12.97
 1994                        7.99                  3.68
 1996                       20.43                 29.75

                             1991       1992       1993       1994       1995
 -------------------------------------------------------------------------------
 Net Asset Value           $ 26.97    $ 28.67    $ 32.91    $ 34.13    $ 38.36
 Income Dividends          $  1.17    $  0.90    $  0.87    $  1.13    $  1.09
 Capital Gains             $  0.05    $  0.48    $  0.30    $  0.21    $  1.23
 Distributions
 Fund Return (%)             27.19%     11.59%     19.38%      7.99%     20.43%
 Index Return (%)+           31.09%     11.04%     12.97%      3.68%     29.75%


+ The unmanaged Standard & Poor's 500 Stock Price Index is a market value weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

++ All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

Q    How has the Fund performed?

A We believe the AARP Growth and Income Fund performed well. The Fund's share price was $34.13 on September 30, 1994; it increased to $38.36 on September 30, 1995. The Fund's one year total return was 20.43%, with 3.69% representing distributions of income and 16.74% in capital change. Its one-year total return underperformed the unmanaged Standard & Poor's 500 Stock Price Index return of 29.75%. This underperformance was due primarily to our lack of exposure to the technology sector. (See investment strategy section below.)

Q    What has been the Fund's investment strategy?

A The AARP Growth and Income Fund has had a consistent investment strategy since its inception. We continue to target stocks that have dividend yields that are at least 20% above the average market yield at the time of purchase. Our strict valuation discipline focuses our attention on those companies whose fundamental outlooks may have been misperceived by investors, as reflected by such stocks' higher than average relative dividend yields. This strict discipline, which has contributed to the Fund's long-term success, sometimes precludes us from investing in certain sectors of the market.

     Technology stocks -- the best performing sector of the market in 1995 (up over 60% for the year ended September 30, 1995) -- are characterized by a high degree of price volatility and minimal or nonexistent dividends. As such, they do not fit into our investment universe. This sector represents over 10% of the S&P 500 and has been the market leader for close to a year and a half. History continually shows us that enthusiasm for a particular group (such as technology) can last for a period of time, but eventually all positive expectations get priced into the stocks and cause them to underperform. This was the case for oil stocks in the 1970s, defense stocks in the mid-1980s, and pharmaceutical stocks in the early 1990s. Our discipline may cause us to miss some of the upswings, but it protects us from the downturns. We often reevaluate these groups when the rest of the market has given up on them and their prices are low.

     During the last year, we continued to shift the portfolio from stocks that are economically sensitive to those with more long-term consistent growth. We favored the health, finance, manufacturing, and energy sectors. The portfolio has benefited significantly from the dramatic outperformance of its manufacturing and durable goods holdings as well as superior performance from many of the financial holdings in the Fund. The manufacturing and durable good sectors are overweighted in the portfolio relative to the unmanaged S&P 500 Index. Aerospace stocks such as United

     Technologies and Lockheed Martin posted strong returns during the period, as fears of recession subsided and earnings growth continued to rise. United Technologies (now the Fund's top holding) also benefited from the strengthening commercial aerospace recovery, which aided revenues and operating income even more than expected.

     The financial sector was the second best performing U.S stock market group in the first half of this year, led by stocks such as Student Loan Marketing Association (Sallie Mae) which is the Fund's second largest holding. Sallie Mae posted superior returns during the period as support waned for the controversial plan enabling direct student lending by the federal government. In addition, Chemical Bank and First Bank have benefited from continued cost cutting and consolidation in the banking industry.

     Convertibles were also used to enhance the total return of the Fund. Convertibles are bonds or preferred stocks that can be exchanged at the option of the investor into a specified number of shares of the issuing company's common stock. As such, their prices are directly influenced by the performance of the common stock. Because convertibles typically provide higher income and have less fluctuation than their underlying stocks, finding attractively priced convertibles is often difficult. We purchased a convertible issued by Mitsubishi Bank toward the end of the fiscal period which we believe offers much upside potential with a very attractive downside protection feature.

     The Fund's portfolio management team employs a disciplined process for sales as well as purchases. If a stock's yield drops below 75% of the S&P 500's yield or if the fundamental outlook for the company has changed or if the valuation is full (i.e., positive expectations are reflected into its price) the holding is sold. This approach led to the elimination of Parker Hannifin because of its yield and the reduction of Eli Lilly and Warner Lambert as their prices are fairly valued. Proceeds from these sales were used to purchase stocks that have, in our opinion, more attractive total return prospects.

     (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

Q    What should I expect from the Fund in the upcoming year?

A For the remainder of 1995 and beyond, we believe that our disciplined investment approach is an attractive way for investors to have exposure to the long-term benefits of stocks. Our aim in managing the Fund is to provide a positive total return when the stock market is rising, while attempting to shield the portfolio when the stock market is declining. (In 1994, shielding the portfolio proved to be beneficial, and we were pleased to have helped investors avoid many of the stock market's downturns.) Though there may be some short-term volatility, we continue to believe that stocks will outperform bonds and cash equivalents over the longer term.

AARP Capital Growth Fund

At a Glance

Fund Overview

The AARP Capital Growth Fund is designed to help investors take advantage of the high growth potential of stocks while attempting to keep the value of its shares more stable than other potentially higher-returning, higher-risk capital growth mutual funds.

For Whom the Fund is Designed

The Fund is designed for investors seeking long-term growth of their principal. Investors should be able to invest for the longer term (five years or more) and be comfortable with the short-term fluctuation of their principal that is associated with investing in stocks.


GROWTH OF A $10,000 INVESTMENT

   Yearly                AARP                 Standard
  Periods             Capital                 & Poor's
    Ended              Growth                500 Stock
 Sept. 30              Fund++             Price Index+
 -----------------------------------------------------
 1 Year               $ 12,347               $ 12,975
 5 Year               $ 21,750               $ 22,143
 10 Year              $ 37,388               $ 44,259


LINE CHART

Yearly Periods ended September 30++

CHART DATA

                                STANDARD & POOR'S
          AARP CAPITAL          500 STOCK
          GROWTH FUND           PRICE INDEX
 -----------------------------------------------------
 85          10000                 10000
 86          12658                 13174
 87          17337                 18894
 88          16387                 16558
 89          23535                 22023
 90          17189                 19988
 91          24547                 26217
 92          25515                 29114
 93          31773                 32900
 94          30281                 34112
 95          37388                 44259


TOTAL RETURN

Cumulative

 ---------------------------------------------------

   Yearly                AARP                 Standard
  Periods             Capital                 & Poor's
    Ended              Growth                500 Stock
 Sept. 30              Fund++             Price Index+
 -----------------------------------------------------
 1 Year                 23.47%                29.75%
 5 Year                117.50%               121.43%
 10 Year               273.88%               342.59%


Average Annual

 ---------------------------------------------------
 1 Year                 23.47%                29.75%
 5 Year                 16.81%                17.22%
 10 Year                14.10%                16.03%


ANNUAL INVESTMENT RETURNS AND PER SHARE INFORMATION

BAR CHART

Yearly Periods ended September 30++

CHART DATA


                                STANDARD & POOR'S
          AARP CAPITAL          500 STOCK
          GROWTH FUND           PRICE INDEX
 ------------------------------------------------
1991       42.81                  31.09
1992        3.94                  11.04
1993       24.53                  12.97
1994       -4.70                   3.68
1995       23.47                  29.75


                     1991        1992         1993        1994        1995
--------------------------------------------------------------------------------
Net Asset Value    $ 30.23     $ 30.30      $ 36.20     $ 31.74     $ 38.36
Income Dividends   $  0.59     $  0.23      $  0.14     $  0.05     $  0.01
Capital Gains
Distributions      $  1.79     $  0.94      $  1.21     $  2.90     $  0.64
Fund Return (%)      42.81%       3.94%       24.53%      -4.70%      23.47%
Index Return (%)+    31.09%      11.04%       12.97%       3.68%      29.75%

+ The unmanaged Standard & Poor's 500 Stock Price Index is a market value weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, Index returns do not reflect any fees or expenses.

++ All performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than when purchased.

Q    How has the Fund performed?

A We believe the AARP Capital Growth Fund performed well over the past 12 months. The Fund's share price increased from $31.74 on September 30, 1994 to $38.36 on September 30, 1995. The Fund's one-year total return was 23.47% with .04% representing distributions of income and 23.43% in capital change. Its one-year return underperformed the unmanaged Standard & Poor's 500 Stock Price Index return of 29.75% because, unlike most other growth funds, the AARP Capital Growth Fund seeks to moderate share price fluctuation and therefore may underperform the index when the stock market strongly advances.

Q    What has been the Fund's investment strategy?

A Over the past year, we began to shift to a more diversified, higher-quality portfolio by increasing our position in the health, financial, and energy sectors and reducing many of our holdings in the communications, gaming, and media sectors. Specifically, we reduced our position in Time Warner, Tele-Communications, and Viacom and eliminated our positions in Comcast, LIN Broadcasting, and Rogers Communications.

     We used the proceeds from the sale of such securities to purchase stocks within the health, financial, and energy sectors. We anticipate attractive earnings growth in stocks such as Franklin Resources, Merck, and American International Group. We also purchased Capital Cities, Philips Electronics, and Hewlett-Packard. Many of these purchases were made early in the year, and we have already seen considerable appreciation. Capital Cities, for example, has benefited from the announcement of the proposed Capital Cities and Disney merger. (We also owned Disney, which appreciated as a result of the proposed merger.)

     In addition, the portfolio has benefited significantly from the dramatic outperformance of most of its technology stocks such as Compaq Computer, Hewlett-Packard (the Fund's second largest holding), Intel, and Texas Instruments. Technology stocks were up over 60% for the year ended September 30, 1995. As of September 30, 1995, approximately 15% of the portfolio was invested in technology stocks. It is important to note that this 15% allocation is significantly lower than the average for most other growth stock funds. Since technology stocks are characterized by a high degree of share price volatility, large investments in this sector would not meet our investment criteria.

     (Please note that portfolio changes should not be considered recommendations for action by individual investors.)

Q    What can I expect from the Fund in the upcoming year?

A Despite some inevitable short-term volatility, we believe that the AARP Capital Growth Fund's strategy of high-quality and diversification may provide investors with the opportunity for long-term growth with less risk -- in terms of share price fluctuation -- than other more aggressive growth funds.

BLANK PAGE

                                   Investment Portfolios,

                                   Financial Statements

                                   and Additional

                                   Information

AARP HIGH QUALITY MONEY
FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1995


   Principal
   Amount ($)                                                                                     Value ($)
REPURCHASE AGREEMENTS 9.0%

    4,445,000  Repurchase Agreement with State Street Bank and Trust Company dated 9/29/95 at 6.1% to be repurchased at $4,447,260 on 10/2/95,
                 collateralized by a $4,730,000 U.S. Treasury Bill, 6/27/96 ..................    4,445,000

   30,000,000  Repurchase Agreement with Union Bank of Switzerland dated 9/29/95 at
                 6.05% to be repurchased at $30,015,125 on 10/2/95, collateralized
                 by a $28,500,000 U.S. Treasury Note, 7.25%, 8/15/22 .........................   30,000,000
                                                                                                -----------

               Total Repurchase Agreements (Cost $34,445,000) ................................   34,445,000
                                                                                                -----------
COMMERCIAL PAPER 38.3%

Health 3.0%
Pharmaceuticals
   11,500,000  Warner Lambert Co., 5.58%, 12/18/95 ...........................................   11,355,483
                                                                                                -----------

Communications 4.4%
Telephone/Communications
   10,000,000  American Telephone & Telegraph Co., 6.03%, 10/3/95 ............................    9,996,650
    7,000,000  American Telephone & Telegraph Co., 5.58%, 1/5/96 .............................    6,893,040
                                                                                                -----------
                                                                                                 16,889,690
                                                                                                -----------

Financial 27.1%
Banks 9.0%
   10,000,000  Barclays U.S. Funding Corp., 5.74%, 10/31/95 ..................................    9,951,250
   10,000,000  Deutsche Bank Financial Inc., 5.52%, 3/11/96 ..................................    9,742,150
   15,000,000  Norwest Corp., 5.63%, 1/3/96 ..................................................   14,775,575
                                                                                                -----------
                                                                                                 34,468,975
                                                                                                -----------

Insurance 3.9%
   15,000,000  Prudential Funding Corp., 5.71%, 10/26/95 .....................................   14,940,521
                                                                                                -----------
Other Financial Companies 12.9%
   10,000,000  Associates Corp. of North America, 5.73%, 10/6/95 .............................    9,992,042
   15,000,000  Ciesco L.P., 5.71%, 11/1/95 ...................................................   14,924,437
   15,000,000  Dresdner U.S. Finance, 5.6%, 12/19/95 .........................................   14,809,083
   10,000,000  Transamerica Finance Corp., 5.62%, 1/12/96 ....................................    9,836,058
                                                                                                -----------
                                                                                                 49,561,620
                                                                                                -----------

Miscellaneous 1.3%
    5,000,000  CIT Group Holdings Inc., 5.73%, 10/4/95 .......................................    4,999,988
                                                                                                -----------

Durables 3.8%
Automobiles
   15,000,000  Ford Motor Credit Corp., 5.65%, 12/29/95 ......................................   14,787,513
                                                                                                -----------

               Total Commercial Paper (Cost $147,040,874) ....................................  147,003,790
                                                                                                -----------

U.S. GOVERNMENT AGENCIES 34.0%
   17,000,000  Federal National Mortgage Association, 5.149%, 7/14/99* .......................   16,762,000
   25,000,000  Student Loan Marketing Association, 3.17%, 4/16/96* ...........................   25,045,750



The accompanying notes are an integral part of the financial statements.


   Principal
   Amount ($)                                                                                     Value ($)

   20,000,000  Student Loan Marketing Association, 4.675%, 11/27/96* .........................   20,018,000
   23,690,000  Student Loan Marketing Association, 4.14%, 1/23/97* ...........................   23,697,403
   15,000,000  Student Loan Marketing Association, 4.28%, 1/23/97* ...........................   15,004,688
   10,000,000  Student Loan Marketing Association, 3.39%, 10/30/97* ..........................   10,007,800
   20,500,000  Student Loan Marketing Association, 5.14%, 7/12/99* ...........................   20,233,500
                                                                                                -----------
               Total U.S. Government Agencies (Cost $131,232,329).............................  130,769,141
                                                                                                -----------
MEDIUM-TERM AND SHORT-TERM NOTES 18.0%

Financial 12.3%
Banks 11.0%
    5,000,000  Comerica Bank, Note, 6.2%, 5/28/96 ............................................    5,007,388
   17,000,000  Harris Trust and Savings Bank, Note, 5.74%, 11/28/95 ..........................   16,999,219
   10,000,000  J.P. Morgan & Co., Inc., 6.2%, 5/13/96 ........................................   10,037,498
   10,000,000  NBD Bank, NA, Medium Term Note, 6.15%, 6/3/96 .................................   10,022,487
                                                                                                -----------
                                                                                                 42,066,592
                                                                                                -----------
Other Financial Companies 1.3%
    5,000,000  General Electric Capital Corp. Medium Term Note, 4.73%, 3/18/96 ..............     4,949,456
                                                                                                -----------
Manufacturing 2.0%
Electrical Products
    7,765,000  General Electric Co. Global debenture, 7.875%, 5/1/96 ........................     7,853,735
                                                                                                -----------
Energy 3.7%
Oil & Gas Production 2.6%
   10,000,000  Shell Oil Co., 5.88%, 10/3/95 .................................................    9,996,733
Oilfield Services/Equipment 1.1%                                                                -----------
    4,160,000  California Petroleum Transportation Corp. 1st Mortgage, 6.71%, 4/1/96 .........    4,177,924
                                                                                                -----------
              Total Medium-Term and Short-Term Notes (Cost $69,034,883) ......................   69,044,440
                                                                                                -----------

SUMMARY                                                                        % OF NET ASSETS

              Total Investment Portfolio (Cost $381,753,086) (a)..................   99.3       381,262,371
              Other Assets and Liabilities, Net 0.7 ..............................    0.7         2,633,681
                                                                                     ----       -----------
              Net Assets..........................................................  100.0       383,896,052
                                                                                    =====       ===========
*   Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon equivalent of the
    U.S. Treasury bill rate. These securities are shown at their rate as of
    September 30, 1995.

(a) At September 30, 1995, the net unrealized depreciation on investments based on cost for federal income tax purposes of $381,753,086 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
    is an excess of value over tax cost.......................................................  $   111,758

    Aggregate gross unrealized depreciation for all investments in which there
    is an excess of tax cost over value.......................................................     (602,473)
                                                                                                -----------
    Net unrealized depreciation...............................................................  $  (490,715)
                                                                                                ===========

--------------------------------------------------------------------------------
    From November 1, 1994 through September 30, 1995, the Fund incurred approximately $66,921 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.
--------------------------------------------------------------------------------
    Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of the financial statements.

AARP HIGH QUALITY TAX FREE
MONEY FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1995



                                                                                Principal      Credit
                                                                                Amount($)     Rating (b)    Value($)
MUNICIPAL INVESTMENTS 99.2%

ALASKA
Alaska Housing Finance Corp., General Mortgage Revenue, 1991 Series A,
   Weekly Demand Note, 4.4%, 6/1/26* ........................................   3,000,000        A-1+      3,000,000

ARIZONA
Apache County, AZ, Industrial Development Authority, Tucson Electric
        Power Co., 1983 Series C, Weekly Demand Note, 4.45%, 12/15/18* ......   1,000,000        A-1+      1,000,000
Maricopa County, AZ, Pollution Control Revenue, Public Service of
        New Mexico, Weekly Demand Note, 4.4%, 11/1/22* ......................   4,000,000        A-1+      4,000,000
Pima County, AZ, Industrial Development Authority, Tucson Electric
        Power Co., Weekly Demand Note, 4.4%, 10/1/22* .......................   3,900,000        A-1       3,900,000
Pinal County, AZ, Pollution Control Revenue, Magma Copper, Series:
        1984, Daily Demand Note, 4.8%, 12/1/09* .............................     700,000        A-1+        700,000
        Weekly Demand Note, 4.4%, 12/1/11* ..................................   1,900,000        A-1+      1,900,000
Salt River, AZ, Agricultural Improvement District, Tax Exempt
        Commercial Paper, 3.7%, 10/20/95 ....................................   2,000,000        A-1+      2,000,000

CALIFORNIA
Butte Office of Education, CA, Tax and Revenue Anticipation Notes,
        5%, 10/27/95 ........................................................   1,000,000       SP-1+      1,000,546
California General Obligation, Revenue Anticipation Warrants,
        Series C, 5.75%, 4/25/96 ............................................   2,500,000        MIG1      2,517,868
California School, Cash Reserve Program Authority, 1995 Series A,
        4.75%, 7/3/96 (c) ...................................................   1,000,000       SP-1+      1,007,264
Contra Costa, CA, Transportation Authority, Sales Tax Revenue,
        Series A, Weekly Demand Note, 3.9%, 3/1/09* (c) .....................   2,700,000        MIG1      2,700,000
Fontana, CA, Unified School District, Tax and Revenue Anticipation
        Note, 4.5%, 7/5/96 ..................................................   2,380,000       SP-1+      2,386,048
Los Angeles County, CA, Local Educational Agencies Pool, Tax
        and Revenue Anticipation Note, 4.75%, 7/5/96 ........................   2,000,000       SP-1+      2,009,475
Los Angeles County, CA, Tax and Revenue Anticipation Note, 4.5%, 7/1/96 .....   1,500,000        MIG1      1,507,565
Orange County, CA, Water District, Public Facilities Corporation,
        Tax Exempt Commercial Paper:
                3.8%, 11/20/95 ..............................................   1,500,000         P-1      1,500,000
                3.8%, 12/7/95 ...............................................   1,000,000         P-1      1,000,000
South Coast, CA, Local Education Agency Pools, Tax and Revenue
        Anticipation Note, 5%, 8/14/96 ......................................   1,000,000       SP-1+      1,004,156

COLORADO
Clear Creek County, CO, Colorado Counties Financing Program,
        Series 1988, Weekly Demand Note, 4.4%, 6/1/98* ......................     305,000        A-1+        305,000

DISTRICT OF COLUMBIA
District of Columbia, General Obligation, Refunding Bonds, Series A-1,
        Daily Demand Note, 3.7%, 10/1/07* ...................................   1,900,000        MIG1      1,900,000

FLORIDA
Dade County, FL, Industrial Development Authority Revenue, Dolphins
        Stadium Project, Weekly Demand Note:
                Series C, 4.35%, 1/1/16* ....................................   1,000,000         A-1      1,000,000


The accompanying notes are an integral part of the financial statements.

                                                                                Principal      Credit
                                                                                Amount($)     Rating (b)    Value($)

                Series D, 4.35%, 1/1/16* ....................................   1,300,000         A-1      1,300,000
Dade County, FL, Water and Sewer System Revenue, Series 1994, Weekly
        Demand Note, 4.35%, 10/5/22* (c) ....................................   3,200,000        A-1+      3,200,000
Orlando, FL, Waste Water System Revenues, 1990 Series A, Tax Exempt
        Commercial Paper, 3.85%, 12/14/95 ...................................   2,000,000        A-1+      2,000,000
Putnam County, FL, Pollution Control Revenue, Seminole Electric
        Cooperative Finance Corp., 1984 Series H-1, Weekly Demand Note,
        3.6%, 3/15/14* ......................................................   4,350,000        A-1+      4,350,000

GEORGIA
Gordon County, GA, Development Authority Revenue, Sara Lee Corp.,
        Series 1989, Weekly Demand Note, 4.3%, 3/1/02* ......................   1,400,000        A-1+      1,400,000

ILLINOIS
Illinois Development Finance Authority, Deerfield Marriott, Series 1984,
        Weekly Demand Note, 4.4%, 11/1/14* ..................................   1,600,000         P-1      1,600,000
Illinois Health Facilities Authority, Rush Presbyterian, St. Luke's Hospital,
        1989 Series A, Tax Exempt Commercial Paper, 3.85%, 11/10/95 .........   1,100,000        A-1+      1,100,000

INDIANA
City of Sullivan, IN, National Rural Utilities Cooperative Finance Corp.,
        Hoosier Energy Rural Electric, Commercial Paper, 3.8%, 11/2/95 ......   3,000,000        A-1+      3,000,000

IOWA
Iowa School Corporation Warrant Certificates, Iowa School Cash
        Anticipation Program, Capital Guaranty Insured, 4.75%, 6/28/96 ......   1,500,000       SP-1+      1,509,618
West Des Moines, IA, Commercial Development Revenue, Greyhound
        Lines, Weekly Demand Note, 4.4%, 12/1/14* ...........................   6,400,000        A-1+      6,400,000

KENTUCKY
Kentucky Development Finance Authority, Healthcare System,
        Appalachian Regional Health Care, Series 1991, Weekly Demand
        Note, 4.45%, 9/1/06* ................................................   7,300,000        MIG1      7,300,000

LOUISIANA
Louisiana Recovery District, Sales Tax Revenue Bonds, Series 1988,
        Daily Demand Notes, 4.75%, 7/1/98* (c) ..............................     300,000        A-1+        300,000
Louisiana Recovery District, Sales Tax Revenue Bonds, Series 1988, Daily
        Demand Notes, 4.75%, 7/1/97* (c) ....................................     400,000        A-1+        400,000

MAINE
Maine Tax Anticipation Note, Series 1994, 4.5%, 6/28/96 .....................   1,000,000       SP-1+      1,005,357

MARYLAND
Anne Arundel County, MD, Maryland Port Facilities, Baltimore
        Gas and Electric, Tax Exempt Commercial Paper, 3.8%, 12/8/95 ........   1,000,000        MIG1      1,000,000

MINNESOTA
Cottage Grove, MN, Minnesota Mining and Manufacturing, Series 1982,
        Weekly Demand Note, 4.32%, 8/1/12* ..................................     300,000        A-1+        300,000

MISSOURI
Missouri State Environmental Improvement and Energy Resource
        Authority, Union Electric Company, 1984 Series A, Optional
        Put, 4%, 6/1/14 .....................................................   2,000,000        A-1+      2,000,000




The accompanying notes are an integral part of the financial statements.

AARP HIGH QUALITY TAX FREE
MONEY FUND

                                                                                Principal      Credit
                                                                                Amount($)     Rating (b)    Value($)
NEW HAMPSHIRE
New Hampshire Business Finance Authority, Connecticut Light & Power,
        Weekly Demand Note, 4.4%, 12/1/22* ..................................   1,700,000        A-1+      1,700,000

NEW YORK
New York City, NY, Revenue Anticipation Note, 4.5%, 4/11/96 .................   2,000,000        MIG1      2,006,601

OREGON
Port of Portland, OR, Pollution Control Revenue, Daily Demand Note,
        3.85%, 12/1/09* .....................................................   1,400,000         P-1      1,400,000

PENNSYLVANIA
Allegheny County, PA, General Obligation, Tender Option Bond, Weekly
        Coupon Reset, Series C38, 3.65%, 9/1/04* (c) ........................   1,000,000        MIG1      1,000,000
Emmaus, PA, General Authority, Local Government Revenue Bond Pool
        Program, Weekly Demand Note:
                1989 Series E-8, 4.45%, 3/1/24* .............................   1,200,000        A-1+      1,200,000
                1989 Series E, 4.45%, 3/1/24* ...............................   1,800,000         A-1      1,800,000
                1989 Series G, 4.45%, 3/1/24* ...............................   1,000,000        A-1+      1,000,000
                Series E6, 4.45%, 3/1/24* ...................................   2,000,000        A-1+      2,000,000
Temple University, PA, Higher Education, University Funding Obligation,
        5%, 5/22/96 .........................................................   2,000,000       SP-1+      2,008,578

TENNESSEE
Chattanooga-Hamilton County Hospital Authority, TN, Erlander Medical
        Center, Daily Demand Note, 4.95%, 10/1/17* ..........................     500,000         A-1        500,000
Franklin, TN, Industrial Development Revenue, Franklin Oaks Apartments,
        Weekly Demand Note, 4.1%, 12/1/07* ..................................   5,000,000        MIG1      5,000,000

TEXAS
Angelina & Neches River Authority of Texas, IDC, Solid Waste Disposal,
        1984 Series D, Daily Demand Note, 4.85%, 5/1/14* ....................   1,400,000        MIG1      1,400,000
Grapevine, TX, Industrial Development Corporation, American Airlines,
        Series B4, Daily Demand Note, 4.75%, 12/1/24* .......................     500,000         P-1        500,000
Lone Star, TX, Airport Improvement Authority, 1995 Series A-3, Daily
        Demand Note, 4.75%, 12/1/14* ........................................   2,700,000        MIG1      2,700,000
North Central Texas Health Facilities Development Corp., Presbyterian
        Medical Center, 1995 Series D, Daily Demand Note,
        4.75%, 12/1/15* (c) .................................................   1,500,000         A-1      1,500,000
North Central Texas Health Facilities Development, Methodist Hospitals
        of Dallas, 1991 Series A, Tax Exempt Commercial Paper,
        3.8%, 12/12/95 ......................................................   1,100,000         A-1      1,100,000
Port Development Corp., TX, Marine Terminal Refunding Revenue, Stolt
        Terminals, Series 1989, Daily Demand Note, 4.85%, 1/15/14* ..........   2,500,000        A-1+      2,500,000
State of Texas, Tax and Revenue Anticipation Notes, 4.75%, 8/30/96 ..........   2,800,000       SP-1+      2,818,364
Texas State Water Development Board, Daily Demand Note,
        4.95%, 3/1/15* ......................................................     500,000        A-1+        500,000

UTAH
Emery County, UT, Pollution Control Revenue, Pacificorp Project, Series
        1994, Daily Demand Note, 4.45%, 11/1/24* (c) ........................     700,000        A-1+        700,000




The accompanying notes are an integral part of the financial statements.

                                                                                Principal      Credit
                                                                                Amount($)     Rating (b)    Value($)
VERMONT
State of Vermont, General Obligation, Series F, Tax Exempt Commercial
        Paper, 3.75%, 12/13/95 ..............................................     750,000        A-1+         750,000

VIRGINIA
Henrico County, VA, Industrial Development Authority Revenue,
        Health Facility Hermitage Project, Daily Demand Note,
        4.8%, 5/1/24* .......................................................   2,200,000        MIG1       2,200,000

WASHINGTON
Seattle, WA, Municipal Light & Power, Series 1993, Weekly Demand
        Note, 4.25%, 11/1/18* ...............................................   1,900,000        A-1+       1,900,000
Washington General Obligation, Various Purpose, Series B-2, Topstar
        Custodial Receipts, Weekly Demand Note, 4.5%, 8/1/02* ...............   2,100,000          AA       2,100,000
Washington Public Power Supply Authority, Projects #1 & #3, Series 1993,
        Weekly Demand Note, 4.3%, 7/1/18* ...................................   1,995,000        A-1+       1,995,000

WYOMING
Sweetwater County, WY, Pollution Control Revenue Refunding, Pacificorp
        Project, 1990 Series A, Weekly Demand Note, 4.35%, 7/1/15* ..........   2,000,000        MIG1       2,000,000
                                                                                                          -----------

Total Municipal Investments (Cost $118,781,440) .............................                             118,781,440
                                                                                                          -----------

SUMMARY                                                                                  % OF NET ASSETS

        Total Investment Portfolio (Cost $118,781,440) (a) ...........................      99.2          118,781,440
        Other Assets and Liabilities, Net ............................................       0.8              964,531
                                                                                           -----          -----------
        Net Assets ...................................................................     100.0          119,745,971
                                                                                           =====          ===========

* Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. Since these securities are payable on demand, they are valued at 100% of their principal.

(a) At September 30, 1995, the net unrealized depreciation on investments based on cost for federal income tax purposes of $118,990,915 was as follows:

    Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over value ..............................................................   $  (209,475)
                                                                                                          ===========
(b) (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives.
    Credit ratings shown are either Standard & Poor's Ratings Group, Moody's
    Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities
    (NR) have been determined to be of comparable quality to rated eligible securities.

(c) (Unaudited) Bond is insured by one of these companies: AMBAC, FGIC, or MBIA.

--------------------------------------------------------------------------------
    At September 30, 1995, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $1,221,584 of which $618,345 expires September 30, 1996, $170,432 expires September 30, 1997, $19,559 expires September 30, 1999, $323,801 expires September 30, 2000, $401 expires September 30, 2001, $89,046 expires September 30, 2003. In addition, from November 1, 1994 through September 30, 1995, the Fund incurred approximately $5,140 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.

--------------------------------------------------------------------------------
    Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.


The accompanying notes are an integral part of the financial statements.

AARP GNMA AND U.S.
TREASURY FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1995


   Principal                                                                                        Market
   Amount ($)                                                                                       Value ($)
REPURCHASE AGREEMENTS 2.7%

    50,000,000  Repurchase Agreement with First National Bank of Chicago dated 9/29/95 at 6.15% to be repurchased at $50,025,625 on 10/2/95, collateralized
                  by a $52,190,000 U.S. Treasury Bill, 2/29/96 ................................     50,000,000

    90,947,000  Repurchase Agreement with State Street Bank and Trust Company dated
                  9/29/95 at 6.1% to be repurchased at $90,994,368 on 10/2/95, collateralized
                  by a $93,405,000 U.S. Treasury Note, 4.375%, 8/15/96 ........................     90,947,000
                                                                                                 -------------
                  Total Repurchase Agreements (Cost $140,947,000) .............................    140,947,000
                                                                                                 -------------
U.S. GOVERNMENT AND AGENCIES 19.7%

   400,000,000  U.S. Treasury Note, 6.875%, 10/31/96 ..........................................    404,500,000
   150,000,000  U.S. Treasury Note, 7.25%, 11/30/96 ...........................................    152,343,000
   300,000,000  U.S. Treasury Note, 6.625%, 03/31/97 ..........................................    303,468,000
   175,000,000  U.S. Treasury Note, 5.5%, 07/31/97 ............................................    173,960,500
                                                                                                 -------------
                Total U.S. Government and Agencies (Cost $1,029,803,232) ......................  1,034,271,500
                                                                                                 -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 76.9%

   651,569,666  7.00% with various maturities to 4/15/25 ......................................    644,239,507
   794,934,113  7.50% with various maturities to 12/15/99 .....................................    802,872,359
   844,402,076  8.00% with various maturities to 2/15/25 ......................................    860,520,298
   558,231,164  8.50% with various maturities to 11/15/24 .....................................    581,682,509
   330,368,607  9.00% with various maturities to 11/15/21 .....................................    348,491,976
   391,867,716  9.50%,with various maturities to 9/15/24 ......................................    419,822,174
   293,291,996  10.00% with various maturities to 3/15/25 .....................................    320,803,125
       268,591  10.25% with a maturity of 12/15/98 ............................................        280,927
    26,067,132  10.50% with various maturities to 1/20/21 .....................................     28,579,660
     5,532,665  11.50% with various maturities to 2/15/16 .....................................      6,265,743
    10,520,275  12.00% with various maturities to 9/15/15 .....................................     11,848,109
     7,903,944  12.50% with various maturities to 8/15/15 .....................................      8,935,538
     1,997,078  13.00% with various maturities to 11/15/15 ....................................      2,233,603
     1,091,591  13.50% with various maturities to 12/15/14 ....................................      1,231,445
       342,397  14.00% with various maturities to 11/15/14 ....................................        385,837
        96,793  14.50% with a maturity of 10/15/14 ............................................        109,618
       281,272  15.00% with various maturities to 10/15/12 ....................................        320,824
       329,724  16.00% with various maturities to 2/15/12 .....................................        377,327
                Total Government National Mortgage Association                                   -------------
                  (Cost $ 3,928,812,385) ......................................................  4,039,000,579
                                                                                                 -------------
SUMMARY                                                                           % OF NET ASSETS

                Total Investment Portfolio (Cost $5,099,562,617)(a) ................   99.3      5,214,219,079
                Other Assets and Liabilities, Net ..................................    0.7         37,831,395
                                                                                      -----      -------------
                Net Assets .........................................................  100.0      5,252,050,474
                                                                                      =====      =============


The accompanying notes are an integral part of the financial statements.

*   Effective maturities will be shorter due to amortization and prepayments.

(a) At September 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $5,099,562,617 was as follows:

    Aggregate gross unrealized appreciation for all investments in which there
    is an excess of value over tax cost ............................................              $115,751,462

    Aggregate gross unrealized depreciation for all investments in which there
    is an excess of tax cost over value ............................................                (1,095,000)
                                                                                                  ------------
    Net unrealized appreciation.....................................................              $114,656,462
                                                                                                  ============

--------------------------------------------------------------------------------
    Purchases and sales of investment securities, all of which were U.S. Government obligations and U.S. Government Agencies (excluding short-term investments), for the year ended September 30, 1995, aggregated $4,511,389,063 and $2,955,713,833, respectively.
--------------------------------------------------------------------------------
    At September 30, 1995, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $348,540,975 all of which expires September 30, 2003. In addition, from November 1, 1994 through September 30, 1995, the Fund incurred approximately $10,756,284 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.
--------------------------------------------------------------------------------
    Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.


The accompanying notes are an integral part of the financial statements.

AARP HIGH QUALITY BOND
FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1995



Principal                                                                                           Market
Amount ($)                                                                                         Value ($)

COMMERCIAL PAPER 11.0%

    26,200,000  Associates Corp. of North America, 6.4%, 10/2/95 .............................     26,200,000
    26,200,000  Household Finance Corp., 6.4%, 10/2/95 .......................................     26,200,000
     6,349,000  Prudential Funding Corp., 6.25%, 10/2/95 .....................................      6,349,000
                                                                                                  -----------

                Total Commercial Paper (Cost $58,749,000) ....................................     58,749,000
                                                                                                  -----------

U.S. GOVERNMENT & AGENCIES 23.7%

    22,000,000  U.S. Treasury Note, 7.5%, 12/31/96 ...........................................     22,440,000
    25,000,000  U.S. Treasury Note, 5.5%, 7/31/97 ............................................     24,851,500
    22,500,000  U.S. Treasury Note, 5.5%, 9/30/97 ............................................     22,362,975
    20,000,000  U.S. Treasury Note, 5.125%, 11/30/98 .........................................     19,528,200
    26,500,000  U.S. Treasury Note, 6.375%, 8/15/02 ..........................................     26,893,260
    10,500,000  U.S. Treasury Note, 6.25%, 2/15/03 ...........................................     10,559,010
                                                                                                  -----------
                Total U.S. Government & Agencies (Cost $127,011,250) .........................    126,634,945
                                                                                                  -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 4.6%

    23,783,024  8.5% with various maturities to 6/15/25 (Cost $24,686,035) ...................     24,778,819
                                                                                                  -----------

U.S. GOVERNMENT AGENCY PASS-THRUS* 36.9%

    25,490,584  Federal Home Loan Mortgage Corp., 7%, 6/1/25 .................................     25,155,893
    24,424,107  Federal Home Loan Mortgage Corp., 7%, 7/1/24 .................................     24,103,418
    20,588,785  Federal Home Loan Mortgage Corp., 8%, 6/1/25 .................................     21,064,798
    28,912,000  Federal Home Loan Mortgage Corp., 8%, 7/1/25 .................................     29,580,445
    24,446,860  Federal National Mortgage Association, 7%, 1/1/24 ............................     24,110,716
    20,148,296  Federal National Mortgage Association, 6.5%, 2/1/24 ..........................     19,430,412
    29,587,134  Federal National Mortgage Association, 7%, 6/1/24 ............................     29,180,311
    11,880,000  Federal National Mortgage Association, 7.5%, 6/1/25 ..........................     11,954,250
    11,853,638  Federal National Mortgage Association, 8.5%, 11/1/09 .........................     12,290,682
                                                                                                  -----------
                Total U.S. Government Agency Pass-Thrus (Cost $195,471,744)                       196,870,925
                                                                                                  -----------

FOREIGN BONDS - U.S.$ DENOMINATED 2.3%

    13,000,000  ABN-AMRO Bank NV, subordinated note, 7.13%, 10/15/2093
                  (Cost $13,174,980) .........................................................     11,991,460
                                                                                                  -----------

ASSET BACKED 0.9%

Manufactured Housing
     4,500,000  Merrill Lynch Mortgage Investors Inc., Series 1991-D, 9.85%, 7/15/11
                   (Cost $4,459,219) .........................................................      4,906,395
                                                                                                  -----------


The accompanying notes are an integral part of the financial statements.


   Principal                                                                                         Market
   Amount ($)                                                                                       Value ($)

CORPORATE BONDS 19.8%

Consumer Discretionary 2.9%
    15,000,000  May Department Stores, 7.6%, 6/1/25 ..........................................     15,325,050
                                                                                                  -----------
Consumer Staples 3.2%
    15,000,000  Coca Cola Enterprises, Inc., 8.5%, 2/1/22 ....................................     17,090,550
                                                                                                  -----------
Financial 3.1%
     1,500,000  American Express Credit Corp., 11.625%, 12/12/00 .............................      1,674,375
    15,000,000  Dresdner Bank, subordinate note, 6.625%, 9/15/05 .............................     14,924,100
                                                                                                  -----------
                                                                                                   16,598,475
Manufacturing 2.4%                                                                                -----------
    10,000,000  ARCO Chemical Co., 9.8%, 2/1/20 ..............................................     12,761,900
                                                                                                  -----------
Energy 6.3%
    15,000,000  Atlantic Richfield Co., 9.125%, 8/1/31 .......................................     18,293,100
    15,000,000  Norsk Hydro AS, 7.75%, 6/15/23 ...............................................     15,459,600
                                                                                                  -----------
                                                                                                   33,752,700
                                                                                                  -----------
Utilities 1.9%
    10,000,000  Central Power & Light Co., 1st mortgage debenture, 6.625%, 7/1/05 ............      9,920,700
                                                                                                  -----------
                Total Corporate Bonds (Cost $102,554,310) ....................................    105,449,375
                                                                                                  -----------


SUMMARY                                                                       % OF NET ASSETS

                Total Investment Portfolio (Cost $526,106,538) (a) .............    99.2          529,380,919
                Other Assets and Liabilities, Net...............................     0.8            4,041,378
                                                                                   -----          -----------
                Net Assets......................................................   100.0          533,422,297
                                                                                   =====          ===========


*    Effective maturities will be shorter due to amortization and prepayments.

(a) At September 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $526,106,538 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
     is an excess of value over tax cost......................................................    $ 5,533,774

     Aggregate gross unrealized depreciation for all investments in which there
     is an excess of tax cost over value......................................................     (2,259,393)
                                                                                                  -----------
     Net unrealized appreciation..............................................................    $ 3,274,381
                                                                                                  ===========

--------------------------------------------------------------------------------
     The aggregate face value of futures contracts opened and closed during the year ended September 30, 1995 was $270,414,934 and $282,116,367, respectively.
--------------------------------------------------------------------------------
     For the year ended September 30, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $104,667,360 and $189,520,281, respectively. Purchases and sales of U.S. Government obligations and U.S. Government Agencies aggregated $823,851,340 and $789,159,489, respectively.
--------------------------------------------------------------------------------
     At September 30, 1995, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $8,691,826 which expires September 30, 2003. In addition, from November 1, 1994 through September 30, 1995, the Fund incurred approximately $1,533,583 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.
--------------------------------------------------------------------------------
     Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.


The accompanying notes are an integral part of the financial statements.

AARP INSURED TAX FREE
GENERAL BOND FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1995

                                                                                Principal       Credit      Market
                                                                                Amount ($)    Rating (b)   Value ($)

SHORT-TERM MUNICIPAL INVESTMENTS (UNDER 1 YEAR) - 3.9%

CALIFORNIA
California, Revenue Anticipation Warrants, Series C, 5.75%, 4/25/96...........  15,000,000      MIG-1     15,153,300
California, Revenue Anticipation Warrants, Series D, 6.5%, 4/25/96............   5,000,000       SP-2      5,055,600

DISTRICT OF COLUMBIA
District of Columbia, General Obligation, Daily Demand Note:
   Refunding Bonds, Series A2, 4.65%, 10/1/07*................................   3,000,000         AA      3,000,000
   Refunding Bonds, Series A3, 4.65%, 10/1/07*................................   2,900,000         AA      2,900,000
   Refunding Bonds, Series A5, 4.65%, 10/1/07*................................   1,500,000         AA      1,500,000

FLORIDA
Halifax Hospital Medical Center, FL, Hospital Revenue, Periodic Auction
   Reset, Series A, 3.85%, 10/1/19* (c).......................................  24,000,000        AAA     24,000,000
INDIANA
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public
   Service Project, Series 1994-C, Daily Demand Bond, 4.5%, 4/1/19*...........   1,600,000      MIG-1      1,600,000

LOUISIANA
Louisiana Recovery District, Sales Tax Revenue Bonds, Daily Demand Notes:
   Series 1988, 4.75%, 7/1/97*................................................   4,300,000      MIG-1      4,300,000
   Series 1988, 4.75%, 7/1/98* (c)............................................     500,000      MIG-1        500,000

MICHIGAN
Regents of the University of Michigan Hospital Revenue Bonds,
   Series 1995-A, Daily Demand Bond, 4.5%, 12/1/27*...........................   1,400,000      MIG-1      1,400,000
University of Michigan, Hospital Revenue, Series A, Daily Demand Bond,
   4.5%, 12/1/19*.............................................................   2,300,000      MIG-1      2,300,000

TEXAS
Harris County, TX, Health Facilities Development Corporation, St. Luke's
   Episcopal Hospital, Series 1985-B, Daily Demand Note,
   4.85%, 2/15/16*............................................................   1,300,000       A-1+      1,300,000
State of Texas, Tax and Revenue Anticipation Notes, 4.75%, 8/30/96............   8,000,000      SP-1+      8,058,560
                                                                                                          ----------
Total Short-Term Municipal Investments (Cost $70,947,025).....................                            71,067,460
                                                                                                          ----------


LONGER-TERM MUNICIPAL INVESTMENTS (Over 1 year) - 94.8%

ALABAMA
Birmingham, AL, Special Care Facilities, Baptist Medical Center, Series A,
   5.5%, 8/15/13 (c)..........................................................   2,800,000        AAA      2,698,024
Montgomery, AL, Special Care Facilities, Baptist Medical Center, Series A,
   5.75%, 1/1/12 (c)..........................................................   2,000,000        AAA      1,978,980

ALASKA
Alaska State Housing Finance Corporation, Veterans Mortgage Project,
   Series F, 8.1%, 9/1/20.....................................................   6,770,000        AAA      7,224,944
Anchorage, AK, Certificate of Participation, Series A,
   7.8%, 2/15/06 (c)..........................................................  10,000,000        AAA     10,359,800


The accompanying notes are an integral part of the financial statements.

                                                                                 Principal       Credit       Market
                                                                                 Amount ($)    Rating (b)    Value ($)

North Slope Borough, AK, General Obligation:
   Series A, Capital Appreciation, Zero Coupon, 6/30/06 (c)....................   4,000,000       AAA        2,236,560
   Series B, Capital Appreciation, Zero Coupon, 1/1/03 (c).....................  16,000,000       AAA       11,055,680
   Series B, Capital Appreciation, Zero Coupon, 6/30/04(c).....................  15,500,000       AAA        9,780,810
   Series B, Capital Appreciation, Zero Coupon, 6/30/05 (c)....................  25,600,000       AAA       15,181,312

ARIZONA
Arizona Municipal Finance Program, Certificate of Participation,
   Series -25, 7.875%, 8/1/14 (c)..............................................   3,500,000       AAA        4,471,950
Maricopa County, AZ, School District -28, Kyrene Elementary, Series B,
   Zero Coupon, 1/1/04 (c).....................................................   6,000,000       AAA        3,955,800
Maricopa County, AZ, School District -6, Washington Elementary, Series B,
   4.1%, 7/1/13 (c)............................................................   2,950,000       AAA        2,342,595
Maricopa County, AZ, Unified School District -41, Gilbert School,
   Capital Appreciation, Zero Coupon, 1/1/05 (c)...............................   5,280,000       AAA        3,280,094
Maricopa County, AZ, Unified School District -68, Alhambra Elementary,
   Zero Coupon:
      7/1/03 (c)...............................................................   2,860,000       AAA        1,948,461
      7/1/04 (c)...............................................................   2,860,000       AAA        1,838,608
      7/1/05 (c)...............................................................   2,850,000       AAA        1,725,561
Scottsdale, AZ, Industrial Development Authority, Scottsdale Memorial
   Hospital, 8.5%, 9/1/17 (c)..................................................   1,050,000       AAA        1,151,451

CALIFORNIA
Alameda County, CA, Certificate of Participation, Santa Rita Jail Project,
   5.375%, 6/1/09 (c)..........................................................  10,415,000       AAA       10,250,755
Banning, CA, Wastewater Revenue, Certificate of Participation,
   8%, 1/1/19 (c)..............................................................   2,040,000       AAA        2,608,752
California Sate Department of Water Resources, Series M, 4.9%, 12/1/09 (c).....   4,485,000       AAA        4,167,866
California State Public Works Board, Lease Revenue, Department of
   Corrections:
      Del Norte/Imperial, Series C, 5%, 12/1/07 (c)............................   6,000,000       AAA        5,844,840
      Series A, 5.25%, 12/1/07 (c).............................................   9,000,000       AAA        8,983,170
      Series A, 5.25%, 12/1/08 (c).............................................   3,000,000       AAA        2,968,860
California State Public Works Board, Lease Revenue, Secretary of State,
   Series A, 6.3%, 12/1/06 (c).................................................   8,095,000       AAA        8,935,585
California Statewide Communities Development Corporation, Certificate
   of Participation, Children's Hospital, 5%, 6/1/06 (c).......................   2,035,000       AAA        1,995,277
Escondido, CA, Joint Powers Financing Authority, Lease Revenue, Capital
   Appreciation, Center for the Arts Projects, Zero Coupon, 9/1/05 (c).........   3,255,000       AAA        1,879,860
Los Angeles County, CA;
   Capital Asset Leasing, 6%, 12/1/06 (c)......................................   9,000,000       AAA        9,706,500
   Convention & Exhibition Center Authority, Certificate of Participation:
      Zero Coupon, 8/15/02 (c).................................................   5,000,000       AAA        3,526,750
      Zero Coupon, 8/15/03 (c).................................................   6,270,000       AAA        4,152,308
  Public Works Finance Authority, Lease Revenue, Multiple Projects IV,
      4.75%, 12/1/10 (c).......................................................  11,140,000       AAA        9,907,470
Madera County, CA, Certificates of Participation, Valley Children's Hospital,
   Series 1995, 6.5%, 3/15/10..................................................   2,840,000       AAA        3,058,708
Northern California Transmission Revenue, Ore Transmission Project,
   Series A, 5.1%, 5/1/06 (c)..................................................   5,000,000       AAA        5,016,000


The accompanying notes are an integral part of the financial statements.
                                       45

AARP INSURED TAX FREE
GENERAL BOND FUND

                                                                                 Principal       Credit       Market
                                                                                 Amount ($)    Rating (b)    Value ($)

Norwalk, CA, Redevelopment Agency, 9.1%, 12/1/15...............................   7,000,000         NR       7,203,280
Oakland, CA, Redevelopment Agency, Tax Allocation Central District,
   6%, 2/1/07 (c)..............................................................   2,000,000        AAA       2,148,020
Palomar Pomerado, CA, Health Systems, Series B, Zero Coupon 11/1/02 (c)........   3,080,000        AAA       2,149,316
Riverside, CA, Transportation Commission, Sales Tax Revenue, Series A:
   5.7%, 6/1/06 (c)............................................................   5,400,000        AAA       5,652,342
   5.75%, 6/1/07 (c)...........................................................   3,000,000        AAA       3,132,030
San Diego County, CA, Regional Transportation, Community Sales Tax
   Revenue, Series A, 5.25%, 4/1/07 (c)........................................   2,500,000        AAA       2,495,700
San Diego County, CA, Water Authority, Certificate of Participation:
   5.632%, 4/25/07 (c).........................................................   6,300,000        AAA       6,412,266
   5.681%, 4/22/09 (c).........................................................   4,500,000        AAA       4,525,200
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Revenue
   Refunding, 6.75%, 7/1/10 (c)................................................   2,000,000        AAA       2,256,700
San Joaquin, CA, Certificate of Participation, County Public Facilities
   Project, 5.5%, 11/15/13 (c).................................................   2,000,000        AAA       1,905,060
Sweetwater, CA, Water Revenue, 5.25%, 4/1/10 (c)...............................  13,240,000        AAA      12,809,170
Three Valleys, CA, Municipal Water District, Certificates of Participation,
   5%, 11/1/14 (c).............................................................   3,000,000        AAA       2,689,860

DISTRICT OF COLUMBIA
District of Columbia, Georgetown University, Series B, 7.1%, 4/1/12............   3,000,000          A       3,253,740
District of Columbia, General Obligation:
   Refunding Revenue, 5.875%, 6/1/05 (c).......................................   4,750,000        AAA       4,961,518
   Series A, Prerefunded 6/1/99 at 102, 7.5%, 6/1/09 (c).......................   5,000,000        AAA       5,614,150
   Series A1, 6.5%, 6/1/10 (c).................................................   2,270,000        AAA       2,462,814
   Series B, Zero Coupon, 6/1/00 (c)...........................................   3,500,000        AAA       2,785,090
   Series B, 6.125%, 6/1/03 (c)................................................   4,000,000        AAA       4,259,840
   Series B, 5.4%, 6/1/06 (c)..................................................  18,905,000        AAA      18,842,803
   Series B, 5.5%, 6/1/07 (c)..................................................  25,000,000        AAA      24,870,250
   Series B, 5.5%, 6/1/08 (c)..................................................  21,300,000        AAA      20,936,196
   Series B, 5.5%, 6/1/09 (c)..................................................  15,150,000        AAA      14,695,652
   Series B, 5.5%, 6/1/09 (c)..................................................   2,840,000        AAA       2,754,828
   Series B, 5.5%, 6/1/10 (c)..................................................  15,590,000        AAA      14,908,093
   Series B, 5.5%, 6/1/12 (c)..................................................   1,050,000        AAA         987,683
   Series B-3, 5.4%, 6/1/06 (c)................................................  10,000,000        AAA       9,967,100

FLORIDA
Florida Department of Natural Resources, Environmental Preservation,
   Series A, 4.75%, 7/1/12 (c).................................................  10,000,000        AAA       8,863,600
Florida Municipal Power Agency, Stanton II Project, Refunding Revenue,
   4.5%, 10/1/16 (c)...........................................................   4,400,000        AAA       3,691,644
Orange County, FL, Health Facilities Authority Refunding Program,
   Series A, 7.875%, 12/1/25 (c)...............................................  16,925,000        AAA      18,227,717
Orlando, FL, Utility Commission, Water & Electric Refunding Revenue,
   5.9%, 10/1/08...............................................................   4,000,000         AA       4,242,800
Sarasota County, FL, School Board Finance Corporation, Lease Revenue:
   5%, 7/1/10 (c)..............................................................   3,800,000        AAA       3,563,678
   Refunding Revenue, 5%, 7/1/09 (c)...........................................   5,595,000        AAA       5,342,554


The accompanying notes are an integral part of the financial statements.

                                                                             Principal       Credit       Market
                                                                             Amount ($)    Rating (b)    Value ($)

GEORGIA
Cobb County, GA, Kennestone Hospital Authority, Series A,
   5.625%, 4/1/11 (c).....................................................   5,305,000        AAA        5,302,188
Macon-Bibb County, GA, Hospital Authority, Medical Center of Central
   Georgia, Series C, 5.25%, 8/1/11 (c)...................................  10,225,000        AAA        9,717,533
Municipal Electric Authority of Georgia:
   5th Crossover, Project #1, 6.4%, 1/1/13 (c)............................   3,500,000        AAA        3,734,535
   Power Revenue, Series Z, 5.5%, 1/1/12 (c)..............................   1,600,000        AAA        1,562,880

ILLINOIS
Central Lake County, IL, Joint Action Water Agency Refunding Revenue:
   Zero Coupon, 5/1/02 (c)................................................   2,245,000        AAA        1,614,133
   5.3%, 5/1/06 (c).......................................................   2,120,000        AAA        2,138,698
   5.4%, 5/1/07 (c).......................................................   2,280,000        AAA        2,293,520
Chicago O'Hare International Airport, IL, Revenue Refunding, Series C:
   5%, 1/1/10 (c).........................................................  15,410,000        AAA       14,308,493
   5%, 1/1/11 (c).........................................................  16,500,000        AAA       15,189,405
   5%, 1/1/18 (c).........................................................   4,400,000        AAA        3,862,936
Chicago, IL, School Finance Authority, Series A:
   4.8%, 6/1/01 (c).......................................................   3,255,000        AAA        3,282,928
   5%, 6/1/08 (c).........................................................   5,000,000        AAA        4,751,650
   5%, 6/1/09 (c).........................................................   5,425,000        AAA        5,067,276
Chicago, IL, General Obligation:
   Series A, 5.375%, 1/1/13 (c)...........................................  15,410,000        AAA       14,684,035
   Series B, 5%, 1/1/08 (c)...............................................   3,485,000        AAA        3,354,870
   Series B, 5%, 1/1/10 (c)...............................................   5,200,000        AAA        4,837,924
   Series B, 5%, 1/1/11 (c)...............................................   1,620,000        AAA        1,497,528
   Series B, 5%, 1/1/12 (c)...............................................   5,000,000        AAA        4,582,150
   Series B, 5.125%, 1/1/15 (c)...........................................   9,550,000        AAA        8,673,310
   6.25%, 1/1/11 (c)......................................................   3,000,000        AAA        3,188,370
Chicago, IL, General Obligation Lease, Board of Education, Series A:
   6.25%, 1/1/10 (c)......................................................   6,800,000        AAA        7,249,956
   6.25%, 1/1/15 (c)......................................................  23,000,000        AAA       23,983,710
   6%, 1/1/16 (c).........................................................  11,025,000        AAA       11,185,634
   6%, 1/1/20 (c) (d).....................................................  36,625,000        AAA       36,760,146
Chicago, IL, General Obligation, Emergency Telephone System,
   5.55%, 1/1/08 (c)......................................................   5,820,000        AAA        5,907,358
Chicago, IL, Motor Fuel Tax Revenue, Prerefunded 1/1/01 at 100,
   6.5%, 1/1/16 (c).......................................................   2,000,000        AAA        2,180,280
Chicago, IL, Public Building Commission, Building Revenue, Series A:
   5.25%, 12/1/07 (c).....................................................   3,500,000        AAA        3,493,455
   5.25%, 12/1/09 (c).....................................................  10,420,000        AAA       10,115,111
   5.25%, 12/1/11 (c).....................................................   9,705,000        AAA        9,197,623
Chicago, IL, Public Building Commission, Board of Education, Series A,
   Zero Coupon, 1/1/06 (c)................................................   2,430,000        AAA        1,405,536
Chicago, IL, Wastewater Transmission Revenue:
   5.5%, 1/1/09 (c).......................................................  11,990,000        AAA       11,955,229
   5.5%, 1/1/10 (c).......................................................   7,220,000        AAA        7,100,365
Cook County, IL, General Obligation;
   Zero Coupon, 11/1/04 (c)...............................................   3,205,000        AAA        2,001,074


The accompanying notes are an integral part of the financial statements.

AARP INSURED TAX FREE
GENERAL BOND FUND

                                                                             Principal           Credit       Market
                                                                             Amount ($)        Rating (b)    Value ($)

   Series C, 6%, 11/15/07 (c).............................................   5,000,000            AAA       5,342,150
Decatur, IL, General Obligation, Series 1991, Zero Coupon:
   10/1/03 (c)............................................................   1,455,000            AAA         967,677
   10/1/04 (c)............................................................   1,415,000            AAA         886,512
Decatur, IL, Public Building Commission, General Obligation,
   Certificate of Participation:
      6.5%, 1/1/03 (c)....................................................   1,725,000            AAA       1,890,548
      6.5%, 1/1/06 (c)....................................................   1,500,000            AAA       1,650,810
Illinois, Dedicated Tax Revenue, Civic Center Project:
   Series A, 6.5%, 12/15/07...............................................   3,000,000            AAA       3,337,440
   Series A, 6.5%, 12/15/08 (c)...........................................   5,255,000            AAA       5,816,339
   6.25%, 12/15/11 (c)....................................................   3,000,000            AAA       3,195,720
   6.25%, 12/15/20 (c)....................................................   6,975,000            AAA       7,273,600
Illinois Educational Facilities Authority, Loyola University:
   Series 1991-A, Zero Coupon, 7/1/04 (c).................................   2,860,000            AAA       1,815,242
   Zero Coupon, 7/1/05 (c)................................................   4,000,000            AAA       2,387,520
Illinois Health Facilities Authority, Brokaw-Mennonite Healthcare:
   6%, 8/15/06 (c)........................................................   1,380,000            AAA       1,464,829
   6%, 8/15/07 (c)........................................................   1,460,000            AAA       1,539,234
   6%, 8/15/08 (c)........................................................   1,550,000            AAA       1,620,727
   6%, 8/15/09 (c)........................................................   1,640,000            AAA       1,698,548
Illinois Health Facilities Authority:
   Children's Memorial Hospital, 6.25%, 8/15/13 (c).......................   2,000,000            AAA       2,069,760
   Felician Healthcare Inc., Series A, 6.25%, 1/1/15 (c)..................  17,000,000            AAA      17,657,390
   Memorial Medical Center, 6.75%, 10/1/11 (c)............................   2,135,000            AAA       2,277,106
   Methodist Health Service, Series 1985-G, 8%, 8/1/15 (c)................  10,110,000            AAA      11,401,957
   Sherman Hospital, 6.75%, 8/1/11 (c)....................................   2,700,000            AAA       2,897,235
   SSM Healthcare System, Series AA, 6.4%, 6/1/08 (c).....................   1,350,000            AAA       1,459,701
Joliet, IL, Junior College Assistance Corporation, Lease Revenue, North...
   Campus Extension Center, 6.7%, 9/1/12 (c)..............................   2,500,000            AAA       2,763,225
Kendall, Kane and Will Counties, IL, Community Unit School
   District #308, Oswego, Zero Coupon:
      3/1/02 (c)..........................................................   1,055,000            AAA         764,886
      3/1/05 (c)..........................................................   1,540,000            AAA         935,565
      3/1/06 (c)..........................................................   1,595,000            AAA         907,922
Metropolitan Pier & Exposition Authority, IL, McCormick Place
   Expansion Project, Zero Coupon:
      12/15/03 (c)........................................................   3,200,000            AAA       2,106,080
       6/15/04 (c)........................................................  10,300,000            AAA       6,552,551
Northern Cook County, IL, Solid Waste Agency Contract Revenue,
   6.5%, 5/1/09 (c).......................................................   6,000,000            AAA       6,372,840
Northwest Suburban Municipal Joint Action Water Agency, IL,
   Supply System Revenue, 6.45%, 5/1/07 (c)...............................   2,575,000            AAA       2,819,471
Rosemont, IL, Tax Increment, Series C, Zero Coupon:
   12/1/05 (c)............................................................   4,455,000            AAA       2,601,185
   12/1/07 (c)............................................................   2,655,000            AAA       1,355,484
State University Retirement System, IL, Special Revenue, Zero
   Coupon, 10/1/03 (c)....................................................   2,750,000            AAA       1,828,943


The accompanying notes are an integral part of the financial statements.

                                                                               Principal       Credit       Market
                                                                               Amount ($)    Rating (b)    Value ($)

University of Illinois, Board of Trustees, Series 1991, Zero Coupon:
   4/1/03 (c).............................................................    3,890,000         AAA        2,653,875
   4/1/05 (c).............................................................    3,830,000         AAA        2,316,499
Will County, IL, Community Unit School District #201-U, Crete-Monee,
   Capital Appreciation, Zero Coupon:
      12/15/00 (c)........................................................    1,325,000         AAA        1,030,598
      12/15/01 (c)........................................................    1,730,000         AAA        1,275,321

INDIANA
Fort Wayne, IN, Parkview Memorial Hospital, Series A, 6.5%,
   11/15/12 (c)...........................................................    1,400,000         AAA        1,444,338
Indiana Health Facilities Finance Authority, Hospital Revenue:
   Ancilla Systems Inc., Series A, 6%, 7/1/18 (c).........................   27,635,000         AAA       27,733,933
   Community Hospital Project, 6.4%, 5/1/12 (c)...........................    5,000,000         AAA        5,173,000
Indiana Municipal Power Agency, Power Supply System, Series B,
   6%, 1/1/12 (c).........................................................    2,000,000         AAA        2,078,980
Indiana University, Student Fee Revenue:
   Series J, 5%, 8/1/18 (c)...............................................    4,200,000         AAA        3,671,598
   Series H, Zero Coupon, 8/1/06 (c)......................................    8,500,000         AAA        4,730,760
   Series H, Zero Coupon, 8/1/08 (c)......................................   10,000,000         AAA        4,841,600
Madison County, IN, Community Hospital of Anderson, Prerefunded
   1/1/98 at 102, 8%, 1/1/14 (c)..........................................    7,055,000         AAA        7,750,623
Merrillville, IN, Multiple School Building Corporation, First Mortgage,
   Zero Coupon, 1/15/11 (c)...............................................    4,000,000         AAA        1,629,080
Porter County, IN, Hospital Authority, Porter Memorial Hospital, Series
   1993, 5.25%, 6/1/14 (c)................................................    8,750,000         AAA        8,045,713

IOWA
Muscatine, IA, Electric Utility, Revenue Refunding, 7.625%, 1/1/04 (c)....    6,600,000         AAA        6,795,360
Polk County, IA, Mercy Hospital, 6.75%, 11/1/05 (c).......................    5,000,000         AAA        5,507,700

KANSAS
Kansas City, KS, Utility System Revenue:
   ETM, Zero Coupon, 9/1/04 **............................................    3,575,000         AAA        2,296,973
   ETM, Zero Coupon, 9/1/05 **............................................    5,300,000         AAA        3,212,489
   ETM, Zero Coupon, 9/1/06 **............................................    1,875,000         AAA        1,066,856
   Zero Coupon, 9/1/04....................................................    2,640,000         AAA        1,671,305
   Zero Coupon, 9/1/05....................................................    3,950,000         AAA        2,371,146
   Zero Coupon, 9/1/06....................................................    1,375,000         AAA          774,070

LOUISIANA
Louisiana Public Facilities Authority, Prerefunded 2/15/08 at 100,
   4.75%, 5/1/16..........................................................    5,765,000         AAA        5,479,517
New Orleans, LA, General Obligation, Zero Coupon, 9/1/07 (c)..............   10,000,000         AAA        5,218,600

MARYLAND
University of Maryland, Facilities & Tuition Revenue, 4.75%,
   10/1/07 (c)............................................................   14,605,000         AAA       13,960,481

MASSACHUSETTS
Commonwealth of Massachusetts, General Obligation:
   Series A, 7%, 3/1/99 (c)...............................................    4,850,000         AAA        5,239,892
   Series A, 6%, 7/1/05 (c)...............................................    4,000,000         AAA        4,305,440
   Series C, 5%, 8/1/06 (c)...............................................   20,000,000         AAA       19,767,800



The accompanying notes are an integral part of the financial statements.

AARP INSURED TAX FREE
GENERAL BOND FUND

                                                                               Principal       Credit       Market
                                                                               Amount ($)    Rating (b)    Value ($)

   Series D, Prerefunded 10/1/99 at 102, 7%, 10/1/03 (c)..................    7,000,000         AAA        7,792,960
Massachusetts Bay Transportation Authority, General
   Transportation System:
      Series A, 5.4%, 3/1/07 (c)..........................................    5,000,000         AAA        5,106,700
      5.25%, 3/1/06 (c)...................................................   10,000,000         AAA       10,184,300
Massachusetts Housing Finance Agency, Multi-Family Mortgage Purchase
   Revenue, 9.25%, 12/1/14 (c)............................................    2,500,000         AAA        2,594,675
Massachusetts Municipal Wholesale Electric Company, Power Supply
   System Revenue, Series A:
      5.1%, 7/1/06 (c)....................................................    8,795,000         AAA        8,693,857
      5.1%, 7/1/07 (c)....................................................    1,640,000         AAA        1,611,415
      5.1%, 7/1/08 (c)....................................................    5,715,000         AAA        5,532,234

MICHIGAN
Brighton, MI, Area School District, Series I, Prerefunded 5/1/05 at
   34.134, Zero Coupon, 5/1/20 (c)........................................   22,000,000         AAA        4,521,880
Detroit, MI, General Obligation, Distributable State Aid Refunding:
   5.2%, 5/1/07 (c).......................................................    3,000,000         AAA        2,953,710
   5.25%, 5/1/08 (c)......................................................    1,500,000         AAA        1,464,840
Kalamazoo, MI, Hospital Finance Authority, Hospital Revenue, Borgess
   Medical Center, Series A, Prerefunded 7/1/99 at 100, 6%, 7/1/09 (c)....    8,250,000         AAA        8,722,148
Michigan Hospital Finance Authority, Sisters of Mercy, Series P:
   5.1%, 8/15/07 (c)......................................................    3,000,000         AAA        2,952,570
   5.25%, 8/15/08 (c).....................................................    8,655,000         AAA        8,527,079
Michigan Housing Development Authority, Rental Revenue,
   Series B, 5.7%, 4/1/12.................................................    6,275,000           A        6,047,594

MISSISSIPPI
Mississippi Hospital Equipment Facilities Authority, North Mississippi
   Health Services, 5.5%, 5/15/09 (c).....................................    4,350,000         AAA        4,292,276

MISSOURI
Missouri Health & Educational Facilities Authority, SSM Healthcare,
   Series 1992-AA:
      6.35%, 6/1/08 (c)...................................................    8,125,000         AAA        8,865,025
      6.4%, 6/1/09 (c)....................................................    8,640,000         AAA        9,405,590

NEVADA
Clark County, NV, General Obligation, School District, Series B, Zero
   Coupon, 3/1/05 (c).....................................................    8,070,000         AAA        4,934,079

NEW JERSEY
New Jersey Housing and Finance Agency, Home Mortgage Purchase
   Revenue, Zero Coupon, 10/1/16 (c)......................................    5,155,000         AAA          582,979
New Jersey State Transportation Authority, Transportation System,
   Series A, 5.25%, 6/15/14 (c)...........................................   20,000,000         AAA       19,103,600

NEW YORK
Metropolitan Transportation Authority, NY, Transit Facilities Revenue,
   Series N, 4.9%, 7/1/07 (c).............................................    8,500,000         AAA        8,277,130
New York City, NY, General Obligation:
   Series A, Prerefunded 11/1/97 at 101.50, 8%, 11/1/01...................      760,000         AAA          830,634
   Series A, ETM, 8%, 11/1/01 ** .........................................      740,000         AAA          816,879
   Series A, 3%, 8/15/02 (c)..............................................    9,000,000         AAA        8,099,460


The accompanying notes are an integral part of the financial statements.

                                                                              Principal       Credit       Market
                                                                              Amount ($)    Rating (b)    Value ($)

   Series D, 6%, 8/1/06 (c)...............................................      140,000         AAA         145,118
   Series D, 6%, 8/1/08 (c)...............................................      370,000         AAA         381,056
   Series D, 8%, 8/1/05 (c)...............................................      170,000         AAA         186,492
   Series D, Prerefunded 8/1/97 at 102, 8%, 8/1/05 (c)....................      830,000         AAA         903,505
   Series E, ETM, 7%, 12/1/07 (c) ** .....................................    1,385,000         AAA       1,486,562
   Series E, 7%, 12/1/07 (c) .............................................      115,000         AAA         123,060
   Prerefunded 11/1/97 at 101.50, 8.125%, 11/1/05 (c).....................    1,400,000         AAA       1,533,588
New York City, NY, General Obligation, Series Fiscal 1992-C:
   6.4%, 8/1/04 (c).......................................................      500,000         AAA         548,475
   6.4%, 8/1/05 (c).......................................................      430,000         AAA         469,066
   Prerefunded 8/1/02 at 101.50, 6.4%, 8/1/05 (c).........................   10,000,000         AAA      11,186,300
New York State Dormitory Authority Revenue, City University:
   Series D, 7%, 7/1/09 (c)...............................................    4,000,000         AAA       4,625,800
   Series C, 7.5%, 7/1/10 (c).............................................    5,750,000         AAA       6,907,705
New York State Dormitory Authority Revenue, College and University
   Pooled Capital Program, 7.8%, 12/1/05 (c)..............................   10,890,000         AAA      11,855,181
New York State Energy Research and Development Authority, Pollution
   Control Revenue, NY Electric and Gas Corporation, 5.9%, 12/1/06 (c)....    5,300,000         AAA       5,645,560
New York State Medical Care Facilities Agency, Mental Health Services,
   Series F, 4.8%, 8/15/05 (c)............................................   10,000,000         AAA       9,716,000
New York State Urban Development Authority, Correctional Facilities:
   Series A, 5%, 1/1/07 (c)...............................................    4,315,000         AAA       4,252,605
   Series A, 6.5%, 1/1/11 (c).............................................    4,500,000         AAA       4,887,090
Suffolk County, NY, Industrial Development Agency, Southwest Sewer
   System, 6%, 2/1/07 (c).................................................    8,000,000         AAA       8,549,360

NORTH CAROLINA
North Carolina Eastern Municipal Power Agency, Power System Revenue,
   Series B, 6%, 1/1/18...................................................    8,775,000         AAA       8,958,661
North Carolina Municipal Power Agency, Catawba Electric Revenue:
   5.25%, 1/1/08 (c)......................................................    2,500,000         AAA       2,475,275
   6%, 1/1/11 (c).........................................................    8,235,000         AAA       8,612,163
   7.5%, 1/1/17...........................................................    4,520,000           A       4,836,536

NORTH DAKOTA
Bismarck, ND, Hospital Revenue, St. Alexius Medical Center,
   Series 1991, Zero Coupon, 5/1/02 (c)...................................    2,850,000         AAA       2,049,122

OHIO
Hamilton County, OH, Electric System Mortgage Revenue, Series B,
   Prerefunded 10/15/98 at 102, 8%, 10/15/22 (c)..........................    3,720,000         AAA       4,183,177
Ohio Air Quality Development Authority, Ohio Power Company,
   Series B, 7.4%, 8/1/09 (c).............................................    5,000,000         AAA       5,535,600
Ohio State Building Authority, Worker's Compensation Building,
   Series A, 4.9%, 4/1/07 (c).............................................    3,375,000         AAA       3,288,094

OKLAHOMA
Tulsa, OK, Industrial Development Authority, St. John's Medical Center:
   Zero Coupon, 12/1/02 (c)...............................................    3,930,000         AAA       2,730,878
   Zero Coupon, 12/1/04 (c)...............................................    5,430,000         AAA       3,351,668



The accompanying notes are an integral part of the financial statements.

AARP INSURED TAX FREE
GENERAL BOND FUND

                                                                              Principal       Credit       Market
                                                                              Amount ($)    Rating (b)    Value ($)

PENNSYLVANIA
Commonwealth of Pennsylvania, Certificates of Participation, Series A:
   5.25%, 7/1/11 (c)......................................................    9,000,000         AAA        8,536,860
   5.4%, 7/1/09...........................................................    4,495,000         AAA        4,442,993
Pennsylvania Industrial Development Authority, Economic
   Development Revenue:
      5.8%, 1/1/08 (c)....................................................    4,250,000         AAA        4,431,560
      5.8%, 7/1/08 (c)....................................................    4,875,000         AAA        5,089,159
      5.8%, 1/1/09 (c)....................................................    2,500,000         AAA        2,583,950
Philadelphia, PA, General Obligation, Prerefunded 2/15/96,
   8.25%, 2/15/09 (c).....................................................    1,215,000         AAA        1,258,776
Philadelphia, PA, Water & Wastewater Refunding Revenue:
   5.5%, 6/15/07 (c)......................................................    5,000,000         AAA        5,103,500
   5.625%, 6/15/08 (c)....................................................    2,100,000         AAA        2,146,725
   5.625%, 6/15/09 (c)....................................................   20,000,000         AAA       20,217,400
   5.625%, 6/15/09 (c)....................................................   10,855,000         AAA       10,972,994
Philadelphia, PA, Municipal Authority Revenue, Justice Lease,
   Series B, Prerefunded 11/15/01 at 102, 6.9%, 11/15/03 (c)..............    2,000,000         AAA        2,277,940
Westmoreland County, PA, Industrial Development Revenue,
   Westmoreland Health System, 5.375%, 7/1/11 (c).........................    6,750,000         AAA        6,516,383

PUERTO RICO
Commonwealth of Puerto Rico, Highway & Transportation Authority
   Revenue, 5.5%, 7/1/09 (c)..............................................   10,940,000         AAA       11,097,317

RHODE ISLAND
Rhode Island Clean Water Protection Agency, Pollution Control Revenue,
   Revolving Fund, Series A, 5.4%, 10/1/15 (c)............................    2,000,000         AAA        1,889,060
Rhode Island Convention Center Authority, Refunding Revenue:
   Series 1993 B, 5%, 5/15/10 (c).........................................    5,000,000         AAA        4,636,750
   Series 1993 B, 5.25%, 5/15/15 (c)......................................   22,000,000         AAA       20,408,960
Rhode Island Depositors Economic Protection Corporation, Special
   Obligation, Series B:
      5.8%, 8/1/10 (c)....................................................    6,200,000         AAA        6,273,284
      5.8%, 8/1/11 (c)....................................................    4,525,000         AAA        4,533,824
      5.8%, 8/1/12 (c)....................................................    2,500,000         AAA        2,489,125
      5.8%, 8/1/13 (c)....................................................    7,340,000         AAA        7,258,893
Rhode Island Public Building Authority, Public Projects, Series A,
   Prerefunded 2/1/98 at 102, 8.2%, 2/1/08 (c)............................    2,200,000         AAA        2,432,760

SOUTH CAROLINA
Charleston County, SC, Hospital Authority, 5.5%, 10/1/19..................    2,500,000         AAA        2,336,000
Piedmont Municipal Power Agency, SC, Electric Revenue:
   Series A, 6.5%, 1/1/16 (c).............................................    3,000,000         AAA        3,251,730
   Series C, 5.5%, 1/1/12 (c).............................................    5,000,000         AAA        4,915,200
   5.5%, 1/1/08 (c).......................................................    1,915,000         AAA        1,952,477

SOUTH DAKOTA
South Dakota Building Authority, Certificate of Participation,
   Series A, 7.5%, 12/1/16................................................    4,000,000           A        4,205,120



The accompanying notes are an integral part of the financial statements.

                                                                              Principal       Credit       Market
                                                                              Amount ($)    Rating (b)    Value ($)

TENNESSEE
Knox County, TN, Health & Educational Hospital Facilities Board,
   Fort Sanders Alliance:
      7.25%, 1/1/09 (c)...................................................    3,150,000        AAA        3,704,463
      5.75%, 1/1/11 (c)...................................................   15,405,000        AAA       15,685,679
      5.75%, 1/1/12 (c)...................................................   17,880,000        AAA       18,104,752
      6.25%, 1/1/13 (c)...................................................    4,000,000        AAA        4,248,200

TEXAS
Dallas, TX, Housing Finance Corporation, Single Family Mortgage Revenue,
   Zero Coupon, 10/1/16 (c)...............................................    7,450,000        AAA          842,521
Dallas-Fort Worth, TX, Airport Revenue:
   7.75%, 11/1/03 (c).....................................................    1,000,000        AAA        1,186,900
   7.8%, 11/1/05 (c)......................................................    2,000,000        AAA        2,417,860
   7.8%, 11/1/06 (c)......................................................    2,025,000        AAA        2,432,288
   7.375%, 11/1/08 (c)....................................................    4,500,000        AAA        5,238,945
   7.375%, 11/1/10 (c)....................................................    3,500,000        AAA        4,020,660
Harris County, TX, General Obligation:
   Flood Control District, Zero Coupon, 10/1/00 (c).......................    1,000,000        AAA          788,260
   Capital Appreciation Bond, Zero Coupon, 10/1/06 (c)....................    9,035,000        AAA        5,020,930
Harris County, TX, General Obligation, Toll Road Authority, Subordinate
   Lien, Unlimited Tax:
      Series A, Zero Coupon, 8/15/04 (c)..................................    2,050,000        AAA        1,300,746
      Series A, Zero Coupon, 8/15/05 (c)..................................    4,025,000        AAA        2,403,126
      Series A, Zero Coupon, 8/15/06 (c)..................................    4,010,000        AAA        2,243,635
      5%, 8/15/07 (c).....................................................    3,500,000        AAA        3,435,285
Houston, TX, Water & Sewer System Authority:
   Series C, Zero Coupon, 12/1/06 (c).....................................   14,575,000        AAA        8,027,619
   Series C, Zero Coupon, 12/1/08 (c).....................................   10,000,000        AAA        4,794,000
   Series C, Zero Coupon, 12/1/09 (c).....................................   14,750,000        AAA        6,577,763
Lubbock, TX, Health Facilities Development Corporation,
   Methodist Hospital:
      Series B, 5.5%, 12/1/06 (c).........................................    3,945,000        AAA        4,067,611
      Series B, 5.6%, 12/1/07 (c).........................................    2,415,000        AAA        2,487,885
      Series B, 5.625%, 12/1/08 (c).......................................    4,400,000        AAA        4,500,364
      Series B, 5.625%, 12/1/09 (c).......................................    4,640,000        AAA        4,691,550
Montgomery County, TX, General Obligation, Library Refunding:
   Zero Coupon, 9/1/03 (c)................................................    3,475,000        AAA        2,333,532
   Zero Coupon, 9/1/04 (c)................................................    3,475,000        AAA        2,199,918
   Zero Coupon, 9/1/05....................................................    3,475,000        AAA        2,069,953
North Central Texas Health Facilities Development Corporation,
   Presbyterian Hospital, Prerefunded 12/1/97 at 102, 8.75%, 12/1/15 (c)..    5,000,000        AAA        5,583,550
San Antonio, TX, Electric & Gas Revenue Refunding, Series A:
   Zero Coupon, 2/1/05 (c)................................................    2,500,000        AAA        1,535,200
   Zero Coupon, 2/1/06 (c)................................................   17,900,000        AAA       10,307,715
   Series B, Zero Coupon, 2/1/05 (c)......................................    8,000,000        AAA        4,912,640
Tarrant County, TX, Health Facilities Development Corporation, Hospital
   Refunding Revenue, Fort Worth Osteopathic Hospital:
      6%, 5/15/11 (c).....................................................    4,615,000        AAA        4,780,817
      6%, 5/15/21 (c).....................................................    6,235,000        AAA        6,337,005


The accompanying notes are an integral part of the financial statements.

AARP INSURED TAX FREE
GENERAL BOND FUND

                                                                              Principal       Credit       Market
                                                                              Amount ($)    Rating (b)    Value ($)

Texas General Obligation, Superconductor Revenue, Series C,
   Zero Coupon, 4/1/05 (c)................................................    8,390,000        AAA        5,107,496
Texas General Obligation, Capital Appreciation Bond, Super Collider,
   Series C, Zero Coupon, 4/1/06 (c)......................................    7,385,000        AAA        4,214,915
Texas Municipal Power Agency Revenue:
   5.25%, 9/1/12 (c)......................................................    2,900,000        AAA        2,735,280
   5.25%, 9/1/07 (c)......................................................    1,500,000        AAA        1,511,835
   5.25%, 9/1/09 (c)......................................................    6,235,000        AAA        6,120,027
   6.1%, 9/1/07 (c).......................................................    9,250,000        AAA       10,042,263
   6.1%, 9/1/09 (c).......................................................    4,435,000        AAA        4,808,383
Texas State Public Finance Authority, Building Authority:
   Zero Coupon, 2/1/06 (c)................................................   13,915,000        AAA        8,012,953
   Series B, 6.25%, 2/1/08 (c)............................................    5,190,000        AAA        5,656,477

UTAH
Utah Associated Municipal Power System, Hunter Project, Refunding
   Revenue, Zero Coupon:
      7/1/00 (c)..........................................................    2,755,000        AAA        2,190,473
      7/1/02 (c)..........................................................    5,200,000        AAA        3,690,596
      7/1/04 (c)..........................................................    5,895,000        AAA        3,719,214
      7/1/05 (c)..........................................................    5,900,000        AAA        3,498,228
      7/1/06 (c)..........................................................    5,895,000        AAA        3,271,607
      7/1/07 (c)..........................................................    3,750,000        AAA        1,943,475
Intermountain Power Agency, UT, Power Supply Revenue:
   Series A, Zero Coupon, 7/1/02 (c)).....................................    1,655,000        AAA        1,180,048
   Series A, Zero Coupon, 7/1/03 (c)......................................    1,000,000        AAA          673,600
   Series A, Zero Coupon, 7/1/04 (c)......................................    1,730,000        AAA        1,098,031
   Series B, Zero Coupon, 7/1/02 (c)......................................    8,230,000        AAA        5,868,155
   5%, 7/1/12 (c).........................................................    1,000,000        AAA          906,920
Provo, UT, Electric System Revenue, ETM, 10.375%, 9/15/15 (c)**...........    1,800,000        AAA        2,581,506

VIRGINIA
Roanoke, VA, Industrial Development Authority, Roanoke Memorial
   Hospital, Series B, 6.125%, 7/1/17 (c).................................    5,500,000        AAA        5,711,750
Southeastern Public Service Authority, VA, Refunding Revenue,
   Series A, 5.25%, 7/1/10 (c)............................................    7,380,000        AAA        7,158,157
Virginia Beach, VA, Development Authority, Virginia Beach General
   Hospital Project:
      5%, 2/15/06 (c).....................................................    1,750,000        AAA        1,738,695
      5%, 2/15/07 (c).....................................................    1,800,000        AAA        1,764,702
      5.1%, 2/15/08 (c)...................................................    1,345,000        AAA        1,311,792
      5.125%, 2/15/18 (c).................................................    3,000,000        AAA        2,726,790
      6%, 2/15/11 (c).....................................................    1,595,000        AAA        1,661,735
Winchester County, VA, Industrial Development Authority, Hospital
   Revenue, 6%, 1/1/15 (c)................................................    5,700,000        AAA        5,236,134

WASHINGTON
King County, WA, Public Hospital District -1, Valley Medical Center,
   Series 1992, 5.5%, 9/1/17 (c)..........................................    3,500,000        AAA        3,283,840
King & Snohomish Counties, WA, General Obligation, School
   District -417, North Shore:
   5.45%, 12/1/06 (c).....................................................    2,825,000        AAA        2,900,880



The accompanying notes are an integral part of the financial statements.

                                                                                 Principal       Credit       Market
                                                                                 Amount ($)    Rating (b)    Value ($)
  5.6%, 12/1/10 (c)...........................................................   1,650,000        AAA          1,641,503
Snohomish County, WA, Public Utilities, District #1:
  5.5%, 1/1/14 (c)............................................................   6,000,000        AAA          5,675,580
  5.5%, 1/1/15 (c)............................................................   1,350,000        AAA          1,271,916
Snohomish County, WA, School District #6, 6.5%, 12/1/07.......................   3,325,000          A          3,698,165
Washington Health Care Facilities Authority, Empire Health
  Services-Spokane:
    5.65%, 11/1/05 (c)........................................................   2,155,000        AAA          2,249,152
    5.7%, 11/1/06 (c).........................................................   3,440,000        AAA          3,577,462
    5.75%, 11/1/07 (c)........................................................   3,675,000        AAA          3,807,704
    5.8%, 11/1/09 (c).........................................................   4,595,000        AAA          4,687,911
    5.8%, 11/1/10 (c).........................................................   2,100,000        AAA          2,116,674
Washington Public Power Supply System, Revenue Refunding:
  Nuclear Project #1, Series A, Prerefunded 7/1/99 at 102, 7.5%, 7/1/15 (c)...   2,405,000        AAA          2,705,529
  Nuclear Project #1, Series A, 7%, 7/1/11 (c)................................   3,830,000        AAA          4,207,332
  Nuclear Project #1, Series A, 7.5%, 7/1/15 (c)..............................   1,595,000        AAA          1,755,712
  Nuclear Project #1, Series B, 7.25%, 7/1/12 (c).............................  10,895,000        AAA         12,082,446
  Nuclear Project #2, Series A, 7.25%, 7/1/03 (c).............................   2,000,000        AAA          2,255,180
  Nuclear Project #2, Series A, 5.7%, 7/1/08 (c)..............................   5,000,000        AAA          5,099,500
  Nuclear Project #2, Series C, 7%, 7/1/01 (c)................................  10,000,000        AAA         11,067,500
  Nuclear Project #2, Series C, 7.375%, 7/1/11 (c)............................   1,370,000        AAA          1,569,897
  Nuclear Project #3, Series A, Prerefunded 11/1/01 at 102, 7.25%, 7/1/16 (c).   3,630,000        AAA          4,052,496
  Nuclear Project #3, Series A, Zero Coupon, 7/1/04 (c).......................   3,625,000        AAA          2,287,049
  Nuclear Project #3, Series A, Zero Coupon, 7/1/05 (c).......................   4,125,000        AAA          2,445,795
Washington State Housing Finance, Series A, 7.1%, 12/1/17.....................  12,245,000        AAA         12,845,250
WEST VIRGINIA
West Virginia School Building Authority, Series 1990-B, 6.75%, 7/1/10 (c).....   4,000,000        AAA          4,362,960
WISCONSIN
Kenosha, WI, General Obligation, Series C, Zero Coupon, 6/1/04 (c)............   3,475,000        AAA          2,202,073
Wisconsin Health & Educational Facilities Authority:
  Wheaton Franciscan Services, 6.1%, 8/15/08 (c)..............................   4,580,000        AAA          4,865,609
  Felician Healthcare Inc., Series B, 6.25%, 1/1/22 (c).......................   5,285,000        AAA          5,486,517
  Villa St. Francis Inc., Series C, 6.25%, 1/1/22 (c).........................   9,230,000        AAA          9,581,940
  SSM Healthcare, Series 1992 AA, 6.4%, 6/1/08 (c)............................   2,335,000        AAA          2,533,638
  SSM Healthcare, Series 1992 AA, 6.45%, 6/1/09 (c)...........................   2,485,000        AAA          2,689,590
  SSM Healthcare, Series 1992 AA, 6.45%, 6/1/10 (c)...........................   2,650,000        AAA          2,842,761
  SSM Healthcare, Series 1992 AA, 6.5%, 6/1/12 (c)............................   3,000,000        AAA          3,228,840
  SM Healthcare, Series 1992 AA, 6.5%, 6/1/22 (c).............................   2,820,000        AAA          3,030,175
  St. Luke's Medical Center, 7.1%, 8/15/11 (c)................................   2,000,000        AAA          2,217,600
  Riverview Hospital Association Project, 9%, 5/1/11 (c)......................   2,500,000        AAA          2,626,025
  Hospital Sisters Services Inc. - Obligated Group, 5.375%, 6/1/18............   4,800,000        AAA          4,391,605
                                                                                                           -------------
Total Longer-Term Municipal Investments (Cost $1,633,171,528).................                             1,713,088,074
                                                                                                           -------------

SUMMARY                                                    % OF NET ASSETS
Total Investment Portfolio (Cost $1,704,118,553) (a).....        98.7          1,784,155,534
Other Assets and Liabilities, Net........................         1.3             22,891,788
                                                                -----          -------------
Net Assets...............................................       100.0          1,807,047,322
                                                                =====          =============

The accompanying notes are an integral part of the financial statements.

AARP INSURED TAX FREE GENERAL BOND FUND

* Floating rate demand notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose interest rates are reset periodically at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. Since these securities are payable on demand, they are valued at 100% of their principal.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

(a) At September 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,704,514,224 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ..  $88,536,219
     Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value ..   (8,894,909)
                                                                                                                        -----------
     Net unrealized appreciation .....................................................................................  $79,641,310
                                                                                                                        ===========

(b) (Unaudited) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are either Standard & Poor's Ratings Group or Moody's Investors Service, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities.

(c) (Unaudited) Bond is insured by one of these companies: AMBAC, MBIA, FGIC, FSA or Capital Guaranty

(d) At September 30, 1995, these securities, in whole or in part, have been pledged to cover initial margin requirements for open futures contracts.

     At September 30, 1995, open futures contracts sold short were as follows (Note 1):

                                                                          Aggregate              Market
     Futures                            Expiration      Contracts      Face Value ($)           Value ($)
     -------                            ----------      ---------      --------------          -----------
     U.S. Treasury Bond ............    December 1995     1,500          170,885,736           171,515,625
                                                                         -----------           -----------
     Total net unrealized depreciation on open futures contracts sold short ..............        (629,889)
                                                                                               ===========

     The aggregate face value of futures contracts opened and closed during the year ended September 30, 1995 was $648,776,784 and $520,647,998, respectively.

     Purchases and sales of investment securities (excluding short-term investments), for the year ended September 30, 1995, aggregated $295,103,254 and $399,367,602, respectively.

     At September 30, 1995, and to the extent provided in regulations, the Fund had capital loss carryforwards of approximately $3,587,586 which expires September 30, 2003. In addition, from November 1, 1994 through September 30, 1995, the Fund incurred approximately $12,265,621 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the fiscal year ended September 30, 1996.

     Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.


The accompanying notes are an integral part of the financial statements

AARP Balanced Stock and
Bond Fund

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1995


Principal                                                                                          Market
Amount ($)                                                                                        Value ($)

REPURCHASE AGREEMENTS 7.1%

    17,687,000 Repurchase Agreement with Salomon Brothers Inc., dated 9/29/95 at
                 6.07%, to be repurchased at $17,695,947 on 10/2/95, collateralized by a
                 $13,939,000 U.S. Treasury Note, 9.25%, 2/15/16 (Cost $17,687,000) ..............  17,687,000
                                                                                                   ----------



COMMERCIAL PAPER 11.1%

    12,000,000 Ciesco L.P., 5.71%, 11/1/95 ......................................................  11,939,520
    12,000,000 Ford Motor Credit Corp., 5.65%, 12/29/95 .........................................  11,954,320
     3,643,000 New Center Asset Trust, 5.73%, 10/20/95 ..........................................   3,631,983
                                                                                                   ----------
               Total Commercial Paper (Cost $27,525,823) ........................................  27,525,823
                                                                                                   ----------

U.S. TREASURY OBLIGATIONS 11.5%

     4,600,000 U.S. Treasury Bond, 7.25%, 5/15/16 ...............................................   4,916,986
     2,750,000 U.S. Treasury Bond, 7.875%, 2/15/21 ..............................................   3,153,480
     2,000,000 U.S. Treasury Note, 4.625%, 2/29/96 ..............................................   1,992,180
     4,000,000 U.S. Treasury Note, 5.5%, 9/30/97 (b) ............................................   3,975,640
     2,500,000 U.S. Treasury Note, 5.13%, 4/30/98 ...............................................   2,454,300
     2,500,000 U.S. Treasury Note, 5.875%, 3/31/99 ..............................................   2,493,350
     3,250,000 U.S. Treasury Note, 6.875%, 7/31/99 ..............................................   3,346,493
     4,500,000 U.S. Treasury Note, 6%, 10/15/99 .................................................   4,504,185
     3,500,000 U.S. Treasury Separate Trading Registered Interest and Principal,2/15/09
                         (6.597%**)..............................................................   1,469,055
                                                                                                   ----------
               Total U.S. Treasury Obligations (Cost $27,181,297) ...............................  28,305,669
                                                                                                   ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION* 3.6%

     3,029,997 Government National Mortgage Association, 6.5%, 11/15/09 .........................   2,999,697
     2,940,000 Government National Mortgage Association, 7.5%, 9/15/25 ..........................   2,969,400
     2,750,776 Government National Mortgage Association, 10%, 2/15/25 ...........................   3,011,632
                                                                                                   ----------
               Total Government National Mortgage Association (Cost $8,940,812) .................   8,980,729
                                                                                                   ----------


U.S. GOVERNMENT AGENCY MORTGAGE PASS-THRUS* 3.8%

     3,000,000 Federal National Mortgage Association, 5.5%, 7/1/09 ..............................   2,856,540
     3,267,315 Federal National Mortgage Association, 7%, 8/1/25 ................................   3,222,389
     3,250,000 Federal National Mortgage Association, 7%, 9/1/25 ................................   3,205,313
                                                                                                   ----------
               Total U.S. Government Agency Mortgage Pass-Thrus (Cost $9,308,153) ...............   9,284,242
                                                                                                   ----------


FOREIGN BONDS--U.S.$ DENOMINATED 0.4%

     1,000,000 ABN-AMRO Bank NV, subordinated note, 7.13%, 10/15/2093
                 (Cost $857,331) ................................................................     922,420
                                                                                                   ----------

The accompanying notes are an integral part of the financial statements.
                                       57

AARP Balanced Stock and
Bond Fund


Principal                                                                                            Market
Amount ($)                                                                                         Value ($)


FOREIGN BONDS--NON-U.S.$ DENOMINATED 1.6%

DEM   2,800,000       Federal Republic of Germany, 6.5%, 7/15/03 ................................   1,966,959
FRF   9,700,000       Government of France, 7.5%, 4/25/05 .......................................   1,980,437
                                                                                                    ---------
                      Total Foreign Bonds - Non U.S.$ Denominated (Cost $3,961,935) .............   3,947,396
                                                                                                    ---------

ASSET-BACKED 0.8%

Credit Card Receivables
        2,000,000 Sears Credit Account Master Trust Series 1995-4, 6.25%, 1/15/03
                     (Cost $1,997,500) ...........................................................  2,001,860
                                                                                                    ---------

CORPORATE BONDS 3.6%

Consumer Staples 0.8%
Food & Beverage
        2,000,000 Borden Inc., 7.875%, 2/15/23 ...................................................  1,903,240
                                                                                                    ---------
Financial 0.4%
Other Financial Companies
        1,000,000 General Electric Capital Services, 7.5%, 8/21/35 ...............................  1,044,340
                                                                                                    ---------
Durables 1.7%
Aerospace 0.9%
        1,000,000 Boeing Co., 6.875%, 10/15/43 ...................................................    943,940
        1,000,000 McDonnell Douglas Corp., 9.75%, 4/1/12 .........................................  1,212,280
                                                                                                    ---------
                                                                                                    2,156,220
                                                                                                    ---------
Automobiles 0.8%
        1,000,000 Ford Motor Co., 8.875%, 1/15/22 ................................................  1,170,400
        1,000,000 General Motors Acceptance Corp., 5.75%, 4/4/96 .................................    997,870
                                                                                                    ---------
                                                                                                    2,168,270
                                                                                                    ---------
Technology 0.7%
Military Electronics
        1,500,000 Loral Corp., 8.375%, 6/15/24 ...................................................  1,620,345
                                                                                                    ---------
                  Total Corporate Bonds (Cost $8,451,765) ........................................  8,892,415
                                                                                                    ---------

CONVERTIBLE BONDS 1.6%

Health 0.1%
Pharmaceuticals
          290,000 Sandoz Capital BVI Ltd., 2%, 10/6/02 ...........................................    245,050
                                                                                                    ---------
Financial 0.1%
Other Financial Companies
          200,000 First Financial Management Corp., 5%, 12/15/99 .................................    298,000
                                                                                                    ---------
Service Industries 0.2%
Miscellaneous Commercial Services
        1,000,000 ADT Operations Inc., Zero Coupon Liquid Yield Option Note, 7/6/10 ..............    437,500
                                                                                                    ---------


The accompanying notes are an integral part of the financial statements.
                                       58


Principal                                                                                            Market
Amount ($)                                                                                          Value ($)

Technology 1.2%
Semiconductors
        2,880,000 VLSI Technology, Inc., 8.25%, 10/1/05 ..........................................  2,908,800
                                                                                                    ---------
Construction 0.0%
Homebuilding
           30,000 Empresa ICA Sociedad Controladora S.A., 5%, 3/15/04 ............................     17,400
                                                                                                    ---------
                  Total Convertible Bonds (Cost $3,755,276) ......................................  3,906,750
                                                                                                    ---------

CONVERTIBLE PREFERRED STOCKS 1.9%

        Shares
        ------
Health 0.5%
Health Industry Services
           57,900 FHP International Corp.,"A", Cum. $1.25 ........................................  1,375,125
                                                                                                    ---------
Financial 0.6%
Consumer Finance
           33,100 Advanta Corp. 6.75% ............................................................  1,390,200
                                                                                                    ---------
Service Industries 0.4%
EDP Services
           16,100 General Motors Corp., Series C, Cum. $3.25 (convertible into GM "E") ...........  1,044,488
                                                                                                    ---------
Manufacturing 0.3%
Containers & Paper 0.2%
            3,300 Boise Cascade Corp. "G", Cum $1.58 .............................................    110,963
            4,100 Bowater, Inc. 7% "B" ...........................................................    160,925
            2,100 International Paper Co., 5.25% .................................................     99,225
                                                                                                    ---------
                                                                                                      371,113
                                                                                                    ---------
Industrial Specialty 0.1%
            7,900 Corning Delaware L.P., Cum. $3.00 ..............................................    369,325
                                                                                                    ---------
Energy 0.1%
Oil & Gas Production
            4,200 Parker & Parsley Capital Corp. .................................................    189,525
                                                                                                    ---------
                  Total Convertible Preferred Stocks (Cost $4,480,464) ...........................  4,739,776
                                                                                                    ---------


COMMON STOCKS 52.5%

Consumer Discretionary 2.1%
Department & Chain Stores 2.0%
           39,600 J.C. Penney Co., Inc. ..........................................................  1,965,150
           26,100 Melville Corp. .................................................................    900,450
           35,700 Rite Aid Corp. .................................................................    999,600
           27,000 Sears, Roebuck & Co. ...........................................................    995,625
                                                                                                    ---------
                                                                                                    4,860,825
                                                                                                    ---------
Restaurants 0.1%
           28,300 Darden Restaurants Inc. ........................................................    325,450
                                                                                                    ---------

The accompanying notes are an integral part of the financial statements.
                                       59

AARP Balanced Stock and
Bond Fund

                                                                                                     Market
Shares                                                                                              Value ($)


Consumer Staples 4.9%
Alcohol & Tobacco 0.7%
           26,600 Anheuser Busch Companies, Inc. .................................................  1,659,175
                                                                                                   ----------
Food & Beverage 2.1%
           28,300 General Mills, Inc. ............................................................  1,577,725
           48,900 H.J. Heinz Co. .................................................................  2,237,175
           39,200 Quaker Oats Co. ................................................................  1,298,500
                                                                                                   ----------
                                                                                                    5,113,400
                                                                                                   ----------
Package Goods/Cosmetics 2.1%
           26,300 Avon Products Inc. .............................................................  1,887,025
           21,000 Clorox Co. .....................................................................  1,498,875
            6,400 Colgate-Palmolive Co. ..........................................................    426,400
           33,200 Tambrands Inc. .................................................................  1,456,650
                                                                                                   ----------
                                                                                                    5,268,950
                                                                                                   ----------
Health 7.0%
Health Industry Services 0.3%
            7,200 McKesson Corp. .................................................................    324,000
            9,300 U.S. HealthCare, Inc. ..........................................................    328,988
                                                                                                   ----------
                                                                                                      652,988
                                                                                                   ----------
Pharmaceuticals 6.7%
           23,300 American Home Products Corp. ...................................................  1,977,588
           65,800 Baxter International Inc. ......................................................  2,706,025
           21,200 Bristol-Myers Squibb Co. .......................................................  1,544,950
           31,000 Carter-Wallace Inc. ............................................................    387,500
           31,500 Eli Lilly Co. ..................................................................  2,831,063
           42,700 Schering-Plough Corp. ..........................................................  2,199,050
           39,200 SmithKline Beecham PLC (ADR) ...................................................  1,984,500
           19,300 Warner-Lambert Co. .............................................................  1,838,325
           62,100 Zeneca Group PLC ...............................................................  1,121,807
                                                                                                   ----------
                                                                                                   16,590,808
                                                                                                   ----------
Communications 2.7%
Telephone/Communications
           67,100 Alltel Corp. ...................................................................  2,004,613
           42,100 GTE Corp. ......................................................................  1,652,425
           56,700 Hong Kong Telecommunications Ltd. (ADR) ........................................  1,034,775
           33,600 Sprint Corp. ...................................................................  1,176,000
           29,900 Tele Danmark A/S (ADR) .........................................................    773,663
                                                                                                   ----------
                                                                                                    6,641,476
                                                                                                   ----------
Financial 10.8%
Banks 3.7%
           15,700 Bankers Trust New York Corp. ...................................................  1,102,925
           28,300 Chemical Banking Corp. .........................................................  1,722,763
           45,500 CoreStates Financial Corp. .....................................................  1,666,438
           59,000 First Bank System Inc. .........................................................  2,839,375

The accompanying notes are an integral part of the financial statements.

                                                                                                     Market
           Shares                                                                                   Value ($)
           23,200 J.P. Morgan & Co., Inc. ........................................................  1,795,100
                                                                                                   ----------
                                                                                                    9,126,601
                                                                                                   ----------
Insurance 2.1%
           25,029 Allstate Corp. .................................................................    885,401
           22,900 EXEL, Ltd. .....................................................................  1,331,063
           14,400 Hartford Steam Boiler Inspection & Insurance Co. ...............................    696,600
           47,300 Lincoln National Corp. .........................................................  2,229,013
                                                                                                   ----------
                                                                                                    5,142,077
                                                                                                   ----------
Other Financial Companies 2.1%
           14,800 Federal National Mortgage Association ..........................................  1,531,800
           69,500 Student Loan Marketing Association .............................................  3,753,000
                                                                                                   ----------
                                                                                                    5,284,800
                                                                                                   ----------
Real Estate 2.9%
           31,872 HGI Realty, Inc. (REIT) ........................................................    764,928
           51,100 Health Care Property Investment Inc. (REIT) ....................................  1,731,013
           55,400 Meditrust SBI (REIT) ...........................................................  1,918,225
           50,800 Nationwide Health Properties Inc. (REIT) .......................................  2,082,800
           26,000 Omega Healthcare Investors (REIT) ..............................................    695,500
                                                                                                   ----------
                                                                                                    7,192,466
                                                                                                   ----------
Media 0.3%
Print Media
           14,800 Reader's Digest Association Inc. "A" ...........................................    697,450
                                                                                                   ----------
Service Industries 2.0%
Miscellaneous Commercial Services 0.1%
          260,000 Jardine Strategic Holdings Ltd. ................................................    263,900
                                                                                                   ----------
Miscellaneous Consumer Services 1.0%
           63,900 H & R Block Inc. ...............................................................  2,428,200
                                                                                                   ----------
Printing/Publishing 0.9%
           53,400 Deluxe Corp. ...................................................................  1,768,875
            6,200 Dun & Bradstreet Corp. .........................................................    358,825
                                                                                                   ----------
                                                                                                    2,127,700
                                                                                                   ----------
Durables 4.6%
Aerospace 4.3%
           25,700 AAR Corp. ......................................................................    469,025
           36,472 Lockheed Martin Corp. ..........................................................  2,448,183
           39,800 Rockwell International Corp. ...................................................  1,880,550
           47,500 Thiokol Corp. ..................................................................  1,698,125
           45,400 United Technologies Corp. ......................................................  4,012,225
                                                                                                   ----------
                                                                                                   10,508,108
                                                                                                   ----------
Automobiles 0.3%
           28,000 Dana Corp. .....................................................................    808,500
                                                                                                   ----------
Manufacturing 8.9%
Chemicals 2.1%
           15,600 Dow Chemical Co. ...............................................................  1,162,200
           34,100 E.I. du Pont de Nemours & Co. ..................................................  2,344,375

The accompanying notes are an integral part of the financial statements.
                                       61

AARP Balanced Stock and
Bond Fund

                                                                                                     Market
           Shares                                                                                   Value ($)

            7,000 Lubrizol Corp. .................................................................    228,375
           55,400 Lyondell Petrochemical Co. .....................................................  1,433,475
                                                                                                   ----------
                                                                                                    5,168,425
                                                                                                   ----------
Containers & Paper 1.0%
            4,100 Federal Paper Board Co., Inc. ..................................................    156,464
           32,600 Kimberly-Clark Corp. ...........................................................  2,188,275
                                                                                                   ----------
                                                                                                    2,344,739
                                                                                                   ----------
Diversified Manufacturing 2.1%
           75,200 Dresser Industries Inc. ........................................................  1,795,400
           12,700 Olin Corp. .....................................................................    873,125
           35,200 TRW Inc. .......................................................................  2,618,000
                                                                                                   ----------
                                                                                                    5,286,525
                                                                                                   ----------
Electrical Products 0.5%
           19,400 Thomas & Betts Corp. ...........................................................  1,253,725
                                                                                                   ----------
Machinery/Components/Controls 0.4%
           23,800 Timken Co. .....................................................................  1,014,475
                                                                                                   ----------
Office Equipment/Supplies 1.3%
           24,100 Xerox Corp. ....................................................................  3,238,438
                                                                                                   ----------
Specialty Chemicals 1.3%
           35,100 Betz Laboratories Inc. .........................................................  1,434,713
           53,400 Witco Corp. ....................................................................  1,875,675
                                                                                                   ----------
                                                                                                    3,310,388
                                                                                                   ----------
Wholesale Distributors 0.2%
            4,700 Alco Standard Corp. ............................................................    395,975
                                                                                                   ----------
Energy 5.4%
Engineering 0.4%
           48,000 McDermott International Inc. ...................................................    948,000
                                                                                                   ----------
Oil Companies 4.4%
           21,000 Exxon Corp. ....................................................................  1,517,250
           30,000 Murphy Oil Corp. ...............................................................  1,200,000
           24,500 Pennzoil Co. ...................................................................  1,074,938
           25,500 Repsol SA (ADR) ................................................................    809,625
           13,800 Royal Dutch Petroleum Co. (New York shares) ....................................  1,693,950
           32,481 Societe Nationale Elf Aquitaine (ADR) ..........................................  1,092,174
           17,200 Texaco Inc. ....................................................................  1,111,550
           27,980 Total SA (ADR) .................................................................    842,898
           87,200 YPF SA "D" (ADR) ...............................................................  1,569,600
                                                                                                   ----------
                                                                                                   10,911,985
                                                                                                   ----------
Oilfield Services/Equipment 0.6%
           37,900 Halliburton Co. ................................................................  1,582,325
                                                                                                   ----------
Metals & Minerals 1.3%
Steel & Metals
           65,200 Freeport McMoRan Copper & Gold, Inc. "A" .......................................  1,670,750
          101,500 Oregon Steel Mills Inc. ........................................................  1,624,000
                                                                                                   ----------
                                                                                                    3,294,750
                                                                                                   ----------

The accompanying notes are an integral part of the financial statements.
                                       62

                                                                                                     Market
Shares                                                                                              Value ($)

Utilities 2.5%
Electric Utilities
           37,100 CINergy Corp. .................................................................   1,034,163
           20,700 CMS Energy Corp. ..............................................................     543,375
           42,500 National Power PLC (ADR) ......................................................     616,250
           26,100 PacifiCorp. ...................................................................     495,900
           14,300 Pacific Gas & Electric Co. ....................................................     427,213
           31,200 PowerGen PLC (ADR) ............................................................     487,500
           50,500 Southern Company ..............................................................   1,193,063
           10,500 Texas Utilities Co., Inc. .....................................................     366,188
           38,700 Unicom Corp. ..................................................................   1,170,664
                                                                                                  -----------
                                                                                                    6,334,316
                                                                                                  -----------
                  Total Common Stocks (Cost $110,748,570) ....................................... 129,776,940
                                                                                                  -----------



SUMMARY                                                                        % OF NET ASSETS
                  Total Investment Portfolio (Cost $224,895,926) (a) ...........    99.5          245,971,020
                  Other Assets and Liabilities, Net ............................     0.5            1,235,935
                                                                                   -----          -----------
                  Net Assets ...................................................   100.0          247,206,955
                                                                                   =====          ===========

REIT  Real Estate Investment Trust
   *  Effective maturities will be shorter due to amortization and prepayments.

  **  Yield (unaudited); bond equivalent yield to maturity; not a coupon rate.

 (a)  At September 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $225,012,253 was as follows:
      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ....................................................... $22,507,829

      Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value .......................................................  (1,549,062)
                                                                                                  -----------
      Net unrealized appreciation ...............................................................  20,958,767
                                                                                                  ===========

(b) At September 30, 1995, these securities, in whole or in part, were pledged to cover initial margin requirements for open futures contracts.

      At September 30, 1995, open futures contracts purchased were as follows (Note1):

                                                                              Aggregate              Market
      Futures                    Expiration      Contracts                   Face Value ($)         Value ($)
      -------                    ----------      ---------                   --------------         ---------
      U.S. Treasury Notes .....  December 1995      33                       3,641,641              3,638,250
                                                                             ---------              ---------
      Total net unrealized depreciation on open futures contracts purchased ......................     (3,391)
                                                                                                    =========
      The aggregate face value of futures contracts opened and closed during the year ended September 30, 1995 was $7,225,532 and $3,583,891 respectively.

      For the year ended September 30, 1995, purchases and sales of investment securities
      (excluding short-term investments) aggregated $107,873,081 and $68,779,401, respectively. Purchases and sales of U.S. Government obligations and U.S. Government
      Agencies aggregated $30,836,551 and $30,995,075, respectively.

      Percentage breakdown of investments is based on total net assets of the Fund.
      The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of the financial statements.

AARP GROWTH AND INCOME FUND

LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1995

  Principal                                                                                    Market
  Amount ($)                                                                                  Value ($)

REPURCHASE AGREEMENTS 0.8%

  25,079,000   Repurchase Agreement with Salomon Brothers dated 9/29/95
                 at 6.07% to be repurchased at $25,091,686 on 10/2/95, collateralized by a $24,668,000 U.S. Treasury Note, 7.25%, 2/15/98 (Cost $25,079,000).....  25,079,000
                                                                                              ----------

COMMERCIAL PAPER 2.6%

  20,000,000   Associates Corp. of North America, 5.51%, 10/26/95...........................  19,920,694
  20,000,000   CIESCO, 5.51%, 10/27/95......................................................  19,917,667
  30,000,000   Ford Motor Credit Co., 5.50%, 10/24/95.......................................  29,890,367
  10,000,000   Prudential Funding Corp., 5.25%, 10/12/95....................................   9,982,522
                                                                                              ----------
               TOTAL COMMERCIAL PAPER (COST $79,711,250)....................................  79,711,250
                                                                                              ----------

CORPORATE BONDS 0.2%

MANUFACTURING
Electrical Products
   4,500,000   Siemens Capital Corp., with warrants, 8%, 6/24/02 (Cost $5,885,818)..........   5,985,000
                                                                                              ----------

CONVERTIBLE BONDS 2.8%

CONSUMER DISCRETIONARY 0.1%
Department & Chain Stores
   4,000,000   Federated Department Stores, Inc. debenture, 5%, 10/1/03.....................   4,080,000
                                                                                              ----------

HEALTH 0.3%
Health Industry Services 0.1%
   2,000,000   Hillhaven Corp., 7.75%, 11/1/02..............................................   3,620,000
                                                                                              ----------
Pharmaceuticals 0.2%
   6,260,000   Sandoz Capital BVI Ltd., 2%, 10/6/02..........................................  5,274,050
                                                                                              ----------

COMMUNICATIONS 0.0%
Telephone/Communications
   1,000,000   Compania de Telefonos de Chile, S.A., 4.5%, 1/15/03..........................   1,015,000
                                                                                              ----------

FINANCIAL 0.9%
Banks 0.6%
  17,290,000   MBL International Finance Bermuda, 3%, 11/30/02..............................  18,068,050
                                                                                              ----------
Other Financial Companies 0.3%
   5,200,000   First Financial Management Corp., 5%, 12/15/99...............................   7,826,000
                                                                                              ----------

MEDIA 0.1%
Broadcasting & Entertainment
   8,000,000   Time Warner Inc., Zero Coupon Liquid Yield Option Note, 6/22/13..............   3,230,000
                                                                                              ----------

SERVICE INDUSTRIES 0.4%
Miscellaneous Commercial Services
  25,000,000   ADT Operations Inc., Zero Coupon Liquid Yield Option Note, 7/6/10............  10,937,500
                                                                                              ----------


The accompanying notes are an integral part of the financial statements.

  Principal                                                                                    Market
  Amount ($)                                                                                  Value ($)


TECHNOLOGY 0.2%
Electronic Data Processing 0.1%
   8,000,000   Silicon Graphics Inc., 11/5/13...............................................   4,760,000
                                                                                              ----------
Precision Instruments 0.1%
   1,000,000   Thermo Instruments Systems Inc., 6.625%, 8/15/01.............................   2,360,000
                                                                                              ----------

CONSTRUCTION 0.2%
Homebuilding
  10,670,000   Empresa ICA Sociedad Controladora S.A., 5%, 3/15/04..........................   6,188,600
                                                                                              ----------

TRANSPORTATION 0.4%
Airlines
  13,500,000   Delta Air Lines, Inc., 3.23%, 6/15/03........................................  12,116,250
                                                                                              ----------

UTILITIES 0.2%
Electric Utilities
   2,500,000   National Power PLC, 6.25%, 9/23/08...........................................   4,710,229
                                                                                              ----------
               TOTAL CONVERTIBLE BONDS (COST $79,536,177)...................................  84,185,679
                                                                                              ----------

CONVERTIBLE PREFERRED STOCKS 3.3%

    Shares
    ------
HEALTH 0.9%
Health Industry Services 0.9%
   1,091,200   FHP International Corp.,"A", Cum. $1.25......................................  25,916,000
                                                                                              ----------
Medical Supply & Specialty 0.0%
      25,000   US Surgical Corp., "A".......................................................     750,000
                                                                                              ----------

FINANCIAL 0.2%
Consumer Finance
     129,000   Advanta Corp., 6.75%.........................................................   5,418,000
                                                                                              ----------

MEDIA 0.1%
Print Media
     104,400   Times Mirror Co., "B", Cum. $1.38............................................   2,518,650
                                                                                              ----------

SERVICE INDUSTRIES 0.7%
EDP Services
     343,400   General Motors Corp., Series C, Cum. $3.25...................................  22,278,075
                                                                                              ----------

MANUFACTURING 0.5%
Containers & Paper 0.2%
      61,900   Boise Cascade Corp., "G", Cum. $1.58.........................................   2,081,388
      50,200   International Paper Co.......................................................   2,371,950
                                                                                              ----------
                                                                                               4,453,338
                                                                                              ----------
Industrial Specialty 0.3%
     211,600   Corning Delaware L.P., Cum. $3.00............................................   9,892,300
                                                                                              ----------

TECHNOLOGY 0.2%
Electronic Data Processing
      50,000   Ceridian Corp., Cum. $2.75...................................................   4,937,500
                                                                                              ----------

ENERGY 0.3%
Oil & Gas Production
     215,300   Parker & Parsley Capital Corp................................................   9,661,588
                                                                                              ----------


The accompanying notes are an integral part of the financial statements.

AARP GROWTH AND INCOME FUND


                                                                                                 Market
     Shares                                                                                    Value ($)

METALS & MINERALS 0.4%
Precious Metals
     500,000   Freeport McMoRan Copper & Gold, Inc., Cum. $1.25.............................   12,875,000
                                                                                              -----------
               TOTAL CONVERTIBLE PREFERRED STOCKS (COST $93,895,915)........................   98,700,451
                                                                                              -----------

PREFERRED STOCKS 0.3%

COMMUNICATIONS
Telephone/Communications
     140,000   Philippine Long Distance Telephone Co. (Cost $7,000,000).....................    8,400,000
                                                                                              -----------

COMMON STOCKS 91.1%

CONSUMER DISCRETIONARY 3.6%
Department & Chain Stores 3.4%
     845,400   J.C. Penney Co., Inc.........................................................   41,952,975
     593,200   Melville Corp................................................................   20,465,400
     778,400   Rite Aid Corp................................................................   21,795,200
     515,400   Sears, Roebuck & Co..........................................................   19,005,375
                                                                                              -----------
                                                                                              103,218,950
                                                                                              -----------
Restaurants 0.2%
     598,000   Darden Restaurants Inc.......................................................    6,877,000
                                                                                              -----------

CONSUMER STAPLES 8.7%
Alcohol & Tobacco 1.3%
     631,300   Anheuser Busch Companies, Inc................................................   39,377,338
         900   RJR Nabisco Holdings Corp....................................................       29,138
                                                                                              -----------
                                                                                               39,406,476
                                                                                              -----------
Consumer Specialties 0.2%
     320,900   A.T. Cross Co. "A"...........................................................    5,415,188
                                                                                              -----------
Food & Beverage 3.6%
     598,400   General Mills, Inc...........................................................   33,360,800
   1,122,600   H.J. Heinz Co................................................................   51,358,950
     733,400   Quaker Oats Co...............................................................   24,293,875
                                                                                              -----------
                                                                                              109,013,625
                                                                                              -----------
Package Goods/Cosmetics 3.6%
     561,400   Avon Products Inc............................................................   40,280,450
     402,100   Clorox Co....................................................................   28,699,888
     136,500   Colgate-Palmolive Co.........................................................    9,094,313
     643,200   Tambrands Inc................................................................   28,220,400
                                                                                              -----------
                                                                                              106,295,051
                                                                                              -----------
HEALTH 12.4%
Health Industry Services 0.5%
     194,800   McKesson Corp. (New).........................................................    8,766,000
     221,900   U.S. HealthCare, Inc.........................................................    7,849,713
                                                                                              -----------
                                                                                               16,615,713
                                                                                              -----------
Pharmaceuticals 11.9%
     558,600   American Home Products Corp..................................................   47,411,175
   1,461,800   Baxter International Inc.....................................................   60,116,525


The accompanying notes are an integral part of the financial statements.

                                                                                                 Market
     Shares                                                                                    Value ($)

     464,300   Bristol-Myers Squibb Co......................................................   33,835,863
     849,400   Carter-Wallace Inc...........................................................   10,617,500
     674,300   Eli Lilly Co.................................................................   60,602,713
   1,006,000   Schering-Plough Corp.........................................................   51,809,000
     661,300   SmithKline Beecham PLC (ADR).................................................   33,478,313
     463,300   Warner-Lambert Co............................................................   44,129,325
     859,900   Zeneca Group PLC.............................................................   15,507,059
         300   Zeneca Group PLC (ADR).......................................................       16,350
                                                                                              -----------
                                                                                              357,523,823
                                                                                              -----------
COMMUNICATIONS 5.1%
Telephone/Communications
   1,465,300   Alltel Corp..................................................................   43,775,838
     892,500   GTE Corp.....................................................................   35,030,625
   1,215,300   Hong Kong Telecommunications Ltd. (ADR)......................................   22,179,225
     826,200   Sprint Corp..................................................................   28,917,000
     802,100   Tele Danmark A/S "B" (ADR)...................................................   20,754,338
     898,915   Telecom Italia SIP...........................................................    1,485,879
     898,915   Telecom Italia SIP...........................................................    1,499,818
                                                                                              -----------
                                                                                              153,642,723
                                                                                              -----------
FINANCIAL 18.0%
Banks 7.5%
     286,000   AmSouth Bancorp..............................................................   10,868,000
     417,300   Bankers Trust New York Corp..................................................   29,315,325
     599,900   Chemical Banking Corp........................................................   36,518,913
     983,800   CoreStates Financial Corp....................................................   36,031,675
   1,258,600   First Bank System Inc........................................................   60,570,125
     394,100   J.P. Morgan & Co., Inc.......................................................   30,493,488
     393,100   Summit Bancorporation........................................................   10,957,663
         190   Swiss Bank Corp..............................................................       72,663
     295,300   Wilmington Trust Corp........................................................    8,711,350
                                                                                              -----------
                                                                                              223,539,202
                                                                                              -----------
Insurance 4.1%
     213,800   Aetna Life & Casualty Co.....................................................   15,687,575
     477,423   Allstate Corp................................................................   16,888,840
     489,550   EXEL, Ltd....................................................................   28,455,094
     306,600   Hartford Steam Boiler Inspection & Insurance Co..............................   14,831,775
   1,010,200   Lincoln National Corp........................................................   47,605,675
                                                                                              -----------
                                                                                              123,468,959
                                                                                              -----------
Other Financial Companies 3.5%
     314,700   Federal National Mortgage Association........................................   32,571,450
   1,350,100   Student Loan Marketing Association...........................................   72,905,400
                                                                                              -----------
                                                                                              105,476,850
                                                                                              -----------
Real Estate 2.9%
     245,800   Avalon Properties, Inc. (REIT)...............................................    5,008,175
     386,200   Camden Property Trust (REIT).................................................    8,544,675
      88,500   Charles E. Smith Residential Realty, Inc. (REIT).............................    2,046,563
      28,000   Equity Residential Properties Trust (REIT)...................................      843,500


The accompanying notes are an integral part of the financial statements.

AARP GROWTH AND INCOME FUND


                                                                                                 Market
     Shares                                                                                    Value ($)


     312,700   General Growth Properties, Inc. (REIT).......................................    6,449,438
     103,424   HGI Realty, Inc. (REIT)......................................................    2,482,176
     409,800   Health Care Property Investment Inc. (REIT)..................................   13,881,975
      31,100   Mark Centers Trust (REIT)....................................................      380,975
     457,900   Meditrust SBI (REIT).........................................................   15,854,788
     340,400   Nationwide Health Properties Inc. (REIT).....................................   13,956,400
      71,200   Post Properties Inc. (REIT)..................................................    2,207,200
     398,500   Security Capital Industrial Trust (REIT).....................................    6,475,625
     451,200   Southwestern Properties Trust Inc. (REIT)....................................    5,752,800
     102,100   Vornado Realty Trust (REIT)..................................................    3,828,750
                                                                                              -----------
                                                                                               87,713,040
                                                                                              -----------
MEDIA 0.5%
Print Media
     336,400   Reader's Digest Association Inc. "A".........................................   15,852,850
                                                                                              -----------
SERVICE INDUSTRIES 3.8%
Miscellaneous Commercial Services 0.3%
   7,036,000   Jardine Strategic Holdings Ltd...............................................    7,141,540
                                                                                              -----------
Miscellaneous Consumer Services 1.9%
   1,488,300   H & R Block Inc..............................................................   56,555,400
                                                                                              -----------
Printing/Publishing 1.6%
   1,141,600   Deluxe Corp..................................................................   37,815,500
     192,900   Dun & Bradstreet Corp........................................................   11,164,088
                                                                                              -----------
                                                                                               48,979,588
                                                                                              -----------
DURABLES 6.6%
Aerospace 5.9%
     459,600   AAR Corp.....................................................................    8,387,700
     715,800   Lockheed Corp................................................................   48,048,075
     840,100   Rockwell International Corp..................................................   39,694,725
      63,200   Thiokol Corp.................................................................    2,259,400
     904,100   United Technologies Corp.....................................................   79,899,838
                                                                                              -----------
                                                                                              178,289,738
                                                                                              -----------
Automobiles 0.7%
     706,800   Dana Corp....................................................................   20,408,850
                                                                                              -----------
MANUFACTURING 17.1%
Chemicals 4.7%
     518,300   Dow Chemical Co..............................................................   38,613,350
     730,400   E.I. du Pont de Nemours & Co.................................................   50,215,000
     160,000   Lubrizol Corp................................................................    5,220,000
   1,092,800   Lyondell Petrochemical Co....................................................   28,276,200
     518,900   Union Carbide Corp...........................................................   20,626,275
                                                                                              -----------
                                                                                              142,950,825
                                                                                              -----------
Containers & Paper 1.6%
      87,000   Federal Paper Board Co., Inc.................................................    3,338,625
     647,700   Kimberly-Clark Corp..........................................................   43,476,863
                                                                                              -----------
                                                                                               46,815,488
                                                                                              -----------
Diversified Manufacturing 4.0%
   1,618,700   Dresser Industries Inc.......................................................   38,646,463
     109,100   Honeywell, Inc...............................................................    4,677,663


The accompanying notes are an integral part of the financial statements.

                                                                                                 Market
     Shares                                                                                    Value ($)

     292,900   Olin Corp....................................................................   20,136,875
     784,600   TRW Inc......................................................................   58,354,625
                                                                                              -----------
                                                                                              121,815,626
                                                                                              -----------
Electrical Products 0.8%
     377,100   Thomas & Betts Corp..........................................................   24,370,088
                                                                                              -----------
Machinery/Components/Controls 0.4%
     273,500   Timken Co....................................................................   11,657,938
                                                                                              -----------
Office Equipment/Supplies 2.4%
     531,500   Xerox Corp...................................................................   71,420,313
                                                                                              -----------
Specialty Chemicals 2.9%
     204,800   ARCO Chemical Co.............................................................    9,984,000
     709,000   Betz Laboratories Inc........................................................   28,980,375
     306,400   Petrolite Corp...............................................................    8,426,000
   1,145,300   Witco Corp...................................................................   40,228,663
                                                                                              -----------
                                                                                               87,619,038
                                                                                              -----------
Wholesale Distributors 0.3%
     102,800   Alco Standard Corp...........................................................    8,660,900
                                                                                              -----------
ENERGY 8.8%
Engineering 0.7%
   1,072,900   McDermott International Inc..................................................   21,189,775
                                                                                              -----------
Oil Companies 6.9%
     433,800   Exxon Corp...................................................................   31,342,050
     395,300   Murphy Oil Corp..............................................................   15,812,000
     564,500   Pennzoil Co..................................................................   24,767,438
     545,900   Repsol SA (ADR)..............................................................   17,332,325
     168,100   Royal Dutch Petroleum Co. (New York shares)..................................   20,634,275
     266,600   Societe Nationale Elf Aquitaine..............................................   17,995,365
     373,500   Texaco Inc...................................................................   24,137,438
     129,428   Total SA "B".................................................................    7,834,561
     554,825   Total SA (ADR)...............................................................   16,714,103
   1,730,000   YPF SA "D" (ADR).............................................................   31,140,000
                                                                                              -----------
                                                                                              207,709,555
                                                                                              -----------
Oilfield Services/Equipment 1.2%
     820,300   Halliburton Co...............................................................   34,247,525
                                                                                              -----------
METALS & MINERALS 0.9%
Precious Metals 0.4%
     405,000   De Beers Consolidated Mines Ltd. (ADR).......................................   11,036,250
                                                                                              -----------
Steel & Metals 0.5%
     579,010   Freeport McMoRan Copper & Gold, Inc. "A".....................................   14,837,131
                                                                                              -----------
TRANSPORTATION 0.9%
Railroads
      84,200   Consolidated Rail Corp.                                                          5,788,750
     141,100   Norfolk Southern Corp.                                                          10,547,225
     152,500   Union Pacific Corp.                                                             10,103,125
                                                                                              -----------
                                                                                               26,439,100
                                                                                              -----------


The accompanying notes are an integral part of the financial statements.

AARP GROWTH AND INCOME FUND


                                                                                                  Market
     Shares                                                                                      Value ($)


UTILITIES 4.7%
Electric Utilities
     801,700   CINergy Corp.................................................................      22,347,388
     261,200   CMS Energy Corp..............................................................       6,856,500
   1,468,800   China Light & Power Co., Ltd. (ADR)..........................................       7,564,320
      52,000   Midlands Electricity PLC (ADR)...............................................         798,570
      26,000   Midlands Electricity PLC.....................................................         802,750
     250,000   National Power PLC (ADR).....................................................       3,625,000
     553,600   PacifiCorp...................................................................      10,518,400
     338,600   Pacific Gas & Electric Co....................................................      10,115,675
     980,000   PowerGen PLC.................................................................       3,839,913
     942,503   PowerGen PLC (ADR)...........................................................      14,726,609
   1,118,900   Southern Company.............................................................      26,434,013
     224,600   Texas Utilities Co., Inc.....................................................       7,832,925
     876,100   Unicom Corp..................................................................      26,502,010
                                                                                              --------------
                                                                                                 141,964,073
                                                                                              --------------
               TOTAL COMMON STOCKS (COST $2,168,918,812)....................................   2,738,168,191
                                                                                              --------------

SUMMARY                                                                  % OF NET ASSETS

               TOTAL INVESTMENT PORTFOLIO (COST $2,460,026,972) (a).........   101.1           3,040,229,571
               OTHER ASSETS AND LIABILITIES, NET............................    (1.1)            (33,710,994)
                                                                               -----          --------------
               NET ASSETS...................................................   100.0           3,006,518,577
                                                                               =====          ==============


REIT Real Estate Investment Trust

(a) At September 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $2,458,044,405 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost............................................  $  610,759,077

     Aggregate gross unrealized depreciation for all investments in which there
       is an excess of tax cost over value..................................................     (28,573,911)
                                                                                              --------------
     Net unrealized appreciation............................................................  $  582,185,166
                                                                                              ==============
------------------------------------------------------------------------------------------------------------
     Purchases and sales of investment securities (excluding short-term investments) for the year ended
     September 30, 1995, aggregated $1,192,461,153 and $759,987,675, respectively.
------------------------------------------------------------------------------------------------------------
     Percentage breakdown of investments is based on total net assets of the Fund.  The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the
     Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.


The accompanying notes are an integral part of the financial statements.

AARP CAPITAL GROWTH FUND


LIST OF INVESTMENTS AS OF SEPTEMBER 30, 1995

 Principal                                                                        Market
Amount ($)                                                                       Value ($)

REPURCHASE AGREEMENTS 2.1%

  14,365,000    Repurchase Agreement with State Street Bank and
                  Trust Company dated 9/29/95 at 6.1% to be
                  repurchased at $14,372,302 on 10/2/95,
                  collateralized by a $15,565,000 U.S. Treasury
                  Bill, 6/27/96 (Cost $14,365,000).........................       14,365,000
                                                                                ------------

PREFERRED STOCKS 1.3%

        Shares
        ------

Technology
Computer Software
      57,000    SAP AG (Cost $8,941,914)..................................         9,281,945
                                                                                ------------
COMMON STOCKS 96.6%

CONSUMER DISCRETIONARY 7.4%
Department & Chain Stores 4.4%
     200,000    J.C. Penney Co., Inc......................................         9,925,000
     100,000    Limited Inc...............................................         1,900,000
     280,000    May Department Stores.....................................        12,250,000
     237,900    Walgreen Co...............................................         6,661,200
                                                                                ------------
                                                                                  30,736,200
                                                                                ------------

Hotels & Casinos 0.6%
     174,000    Carnival Corp., Class A...................................         4,176,000
                                                                                ------------
Restaurants 1.2%
     210,000    McDonald's Corp...........................................         8,032,500
                                                                                ------------
Specialty Retail 1.2%
     300,000    Toys "R" Us Inc.*.........................................         8,100,000
                                                                                ------------

CONSUMER STAPLES 7.2%
Alcohol & Tobacco 1.0%
     112,000    Anheuser Busch Companies, Inc.............................         6,986,000
                                                                                ------------
Food & Beverage 2.6%
     185,000    Albertson's Inc...........................................         6,313,125
     230,000    PepsiCo Inc...............................................        11,730,000
                                                                                ------------
                                                                                  18,043,125
                                                                                ------------
Package Goods/Cosmetics 3.6%
     150,000    Clorox Co.................................................        10,706,250
     100,000    Colgate-Palmolive Co......................................         6,662,500
     100,000    Procter & Gamble Co.......................................         7,700,000
                                                                                ------------
                                                                                  25,068,750
                                                                                ------------

HEALTH 13.5%
Hospital Management 2.9%
     420,000    Columbia/HCA Healthcare Corp..............................        20,422,500
                                                                                ------------
Medical Supply & Specialty 2.1%

     110,000    Becton, Dickinson & Co....................................         6,916,250
     144,000    Medtronic Inc.............................................         7,740,000
                                                                                ------------
                                                                                  14,656,250
                                                                                ------------
Pharmaceuticals 8.5%
     115,000    American Home Products Corp...............................         9,760,625
     315,000    Astra AB "B" (Free).......................................        11,086,030

The accompanying notes are an intregral part of the financial statements.

AARP CAPITAL GROWTH FUND


                                                                                   Market
  Shares                                                                         Value ($)



     170,000    Johnson & Johnson.........................................        12,601,250
     250,000    Merck & Co. Inc...........................................        14,000,000
     220,000    Schering-Plough Corp......................................        11,330,000
                                                                                ------------
                                                                                  58,777,905
                                                                                ------------
COMMUNICATIONS 2.6%
Cellular Telephone 1.3%
     220,000    Vodafone Group PLC (ADR)..................................         9,020,000
                                                                                ------------
Telephone/Communications 1.3%
     100,000    Alltel Corp...............................................         2,987,500
     225,000    Tele Danmark A/S (ADR)....................................         5,821,875
                                                                                ------------
                                                                                   8,809,375
                                                                                ------------

FINANCIAL 12.7%
Banks 2.9%
      80,000    J.P. Morgan & Co., Inc....................................         6,190,000
     217,300    MBNA Corp.................................................         9,045,113
     125,000    NBD Bancorp, Inc..........................................         4,781,250
                                                                                ------------
                                                                                  20,016,363
                                                                                ------------
Insurance 5.6%
      54,000    AMBAC Inc.................................................         2,376,000
     180,000    American International Group, Inc.........................        15,300,000
     140,000    EXEL, Ltd.................................................         8,137,500
     141,000    MBIA Inc..................................................         9,940,500
      62,200    PMI Group, Inc............................................         2,946,725
                                                                                ------------
                                                                                  38,700,725
                                                                                ------------
Other Financial Companies 4.2%
     210,000    Federal National Mortgage Association.....................        21,735,000
     140,000    Student Loan Marketing Association........................         7,560,000
                                                                                ------------
                                                                                  29,295,000
                                                                                ------------

MEDIA 5.8%
Broadcasting & Entertainment 4.8%
     110,000    Capital Cities/ABC Inc....................................        12,938,750
     370,000    Time Warner Inc...........................................        14,707,500
      90,000    Walt Disney Co............................................         5,163,750
                                                                                ------------
                                                                                  32,810,000
                                                                                ------------
Cable Television 0.6%
     251,789    Tele-Communications Inc. "A" (New)*.......................         4,406,308
                                                                                ------------
Print Media 0.4%
      56,000    Gannett Co., Inc..........................................         3,059,000
                                                                                ------------

SERVICE INDUSTRIES 6.3%
Edp Services 2.9%
     140,000    Automatic Data Processing, Inc............................         9,537,500
     137,000    General Motors Corp. "E"..................................         6,233,500
     157,600    National Data Corp........................................         4,235,500
                                                                                ------------
                                                                                  20,006,500
                                                                                ------------
Investment 2.8%
      75,000    Dean Witter, Discover & Co................................         4,218,750
     265,000    Franklin Resources Inc....................................        15,270,625
                                                                                ------------
                                                                                  19,489,375
                                                                                ------------
Printing/Publishing 0.6%
      80,000    Reuters Holdings PLC "B" (ADR)............................         4,230,000
                                                                                ------------

The accompanying notes are an intregral part of the financial statements.

                                                                                  Market
 Shares                                                                          Value ($)



DURABLES 5.7%
Aerospace 2.6%
     185,000    Rockwell International Corp...............................         8,741,250
     100,000    United Technologies Corp..................................         8,837,500
                                                                                ------------
                                                                                  17,578,750
                                                                                ------------
Automobiles 0.6%
     140,000    Ford Motor Co.............................................         4,357,500
                                                                                ------------
Telecommunications Equipment 1.6%
     125,000    General Instrument Corp.*.................................         3,750,000
     106,000    Nokia (AB) Oy "A".........................................         7,436,770
                                                                                ------------
                                                                                  11,186,770
                                                                                ------------
Tires 0.9%
     260,000    Cooper Tire & Rubber Co...................................         6,305,000
                                                                                ------------

MANUFACTURING 8.1%
Chemicals 2.1%
     140,000    E.I. du Pont de Nemours & Co..............................         9,625,000
     100,000    Sigma-Aldrich Corp........................................         4,850,000
                                                                                ------------
                                                                                  14,475,000
                                                                                ------------
Diversified Manufacturing 1.9%
     190,000    Dover Corp................................................         7,267,500
      95,000    General Electric Co.......................................         6,056,250
                                                                                ------------
                                                                                  13,323,750
                                                                                ------------
Electrical Products 2.8%
      83,000    Emerson Electric Co.......................................         5,934,500
     275,000    Philips NV (New York shares)..............................        13,406,250
                                                                                ------------
                                                                                  19,340,750
                                                                                ------------
Machinery/Components/Controls 1.3%
     225,000    Parker-Hannifin Group.....................................         8,550,000
                                                                                ------------

TECHNOLOGY 13.6%
Computer Software 0.7%
     120,000    Oracle Systems Corp.*.....................................         4,605,000
                                                                                ------------
Diverse Electronic Products 1.7%
      80,000    General Motors Corp. "H"..................................         3,280,000
     110,100    Motorola Inc..............................................         8,408,887
                                                                                ------------
                                                                                  11,688,887
                                                                                ------------
Electronic Components/Distributors 0.0%
          71    Samsung Electronics Co., Ltd. (New)*......................            17,031
                                                                                ------------
Electronic Data Processing 4.7%
     120,000    Compaq Computers Corp.*                                            5,805,000
     250,000    Hewlett-Packard Co........................................        20,843,750
      60,000    International Business Machines Corp......................         5,662,500
                                                                                ------------
                                                                                  32,311,250
                                                                                ------------
Military Electronics 0.5%
      57,700    Loral Corp................................................         3,288,900
                                                                                ------------
Office/Plant Automation 2.8%
     200,000    3Com Corp.*...............................................         9,100,000
     100,000    Cabletron Systems Inc.*...................................         6,587,500
      60,000    Cisco Systems, Inc.*......................................         4,140,000
                                                                                ------------
                                                                                  19,827,500
                                                                                ------------

The accompanying notes are an intregral part of the financial statements.

AARP CAPITAL GROWTH FUND



                                                                                   Market
Shares                                                                           Value ($)



Semiconductors 3.2%
     190,000    Intel Corp................................................        11,423,750
     136,000    Texas Instruments Inc.....................................        10,863,000
                                                                                ------------
                                                                                  22,286,750
                                                                                ------------

ENERGY 8.2%
Engineering 0.3%
      40,000    Fluor Corp................................................         2,240,000
                                                                                ------------
Oil Companies 7.0%

     200,000    Amoco Corp................................................        12,825,000
     155,000    Exxon Corp................................................        11,198,750
      90,000    Mobil Corp................................................         8,966,250
     329,800    Repsol SA (ADR)...........................................        10,471,150
     164,620    Total SA (ADR)............................................         4,959,178
                                                                                ------------
                                                                                  48,420,328
                                                                                ------------
Oil/Gas Transmission 0.9%
     185,000    Enron Corp................................................         6,197,500
                                                                                ------------

METALS & MINERALS 0.4%
Steel & Metals
      55,700    Nucor Corp................................................         2,492,575
                                                                                ------------

TRANSPORTATION 0.7%
Railroads
      70,000    Conrail Inc...............................................         4,812,500
                                                                                ------------

UTILITIES 4.4%
Electric Utilities
     145,500    Destec Energy Inc.*.......................................         2,182,500
     250,000    Eastern Utilities Association.............................         6,062,500
     115,000    Houston Industries Inc....................................         5,074,375
      60,000    Illinova Corp.............................................         1,627,500
     150,000    NIPSCO Industries Inc.....................................         5,231,250
     285,000    PowerGen PLC (ADR)........................................         4,453,125
     250,000    Southern Company..........................................         5,906,250
                                                                                ------------
                                                                                  30,537,500
                                                                                 -----------
                Total Common Stocks (Cost $527,309,541)                          668,685,117
                                                                                ------------


SUMMARY                                                                                % OF NET ASSETS
                Total Investment Portfolio
                 (Cost $550,616,455) (a)....................    100.0            692,332,062
                Other Assets and Liabilities, Net...........      0.0               (323,116)
                                                                -----           ------------
                Net Assets..................................    100.0            692,008,946
                                                                =====           ============


     * Nonincome producing security.

     (a) At September 30, 1995, the net unrealized appreciation on investments based on cost for federal income tax purposes of $550,780,726 was as follows:



     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost....................... $146,000,179
     Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value.......................   (4,448,843)
                                                                                ------------
     Net unrealized appreciation............................................... $141,551,336
                                                                                ============

-------------------------------------------------------------------------------
     Purchases and sales of investment securities, (excluding short-term investments), for the year ended September 30, 1995, aggregated $624,892,455 and $726,800,851, respectively.
-------------------------------------------------------------------------------


    Percentage breakdown of investments is based on total net assets of the Fund. The total net assets of the Fund are comprised of the Fund's investment portfolio, other assets and liabilities. The percentage of the investment portfolio may be greater or less than 100% due to the inclusion of the Fund's assets and liabilities in the calculation. The Fund's other assets and liabilities are disclosed in the Statement of Assets and Liabilities.

The accompanying notes are an intregral part of the financial statements.

F I N A N C I A L   S T A T E M E N T S

STATEMENT OF ASSETS AND LIABILITIES

                                                        AARP HIGH      AARP HIGH        AARP GNMA
                                                         QUALITY    QUALITY TAX FREE     AND U.S.
                                                       MONEY FUND     MONEY FUND      TREASURY FUND
SEPTEMBER 30, 1995

ASSETS
Investments, at value (for identified cost, see
  accompanying lists of investment portfolios).....   $381,262,371   $118,781,440     $5,214,219,079
Cash...............................................        381,647        219,378            663,929
Other receivables:
  Investments sold.................................             --        300,000                 --
  Dividends and interest...........................      2,430,709        638,028         53,560,790
  Fund shares sold.................................      1,099,254         42,259          1,146,927
  Daily variation margin on open futures
    contracts (Note 1).............................             --             --                 --
Unrealized appreciation on forward currency
  exchange contracts (Notes 1 and 3)...............             --             --                 --
Deferred organization expenses (Note 1)............             --             --                 --
Other assets.......................................          3,624          1,214             52,856
                                                      ------------   ------------     --------------
  Total assets.....................................    385,177,605    119,982,319      5,269,643,581
====================================================================================================
LIABILITIES
Payables:
  Due to custodian bank............................             --              --               --
  Investments purchased............................             --              --               --
  Fund shares redeemed.............................        795,573          67,840        2,067,973
  Dividends........................................        148,656          57,996       12,318,900
  Management fee (Note 2)..........................        125,856          38,987        1,793,374
  Transfer and dividend disbursing agent (Note 2)..        124,661          26,654          633,351
Daily variation margin on open futures
  contracts (Note 1)...............................             --              --               --
Other accrued expenses.............................         86,807          44,871          779,509
                                                      ------------   ------------     -------------
Total liabilities..................................      1,281,553         236,348       17,593,107
===================================================================================================
  Net assets at value..............................  $ 383,896,052    $119,745,971   $5,252,050,474
===================================================================================================
NET ASSETS CONSIST OF:
Accumulated undistributed net investment
  income...........................................  $          --    $        --    $           --
Net unrealized appreciation (depreciation) on:
  Investments......................................        (490,715)           --       114,656,462
  Futures contracts................................              --            --                --
  Foreign currency related transactions............              --            --                --
Accumulated net realized capital gain (loss).......         (66,921)   (1,226,724)     (359,297,259)
Shares of beneficial interest, at par..............       3,843,894        119,753        3,458,291
Additional paid-in capital.........................     380,609,794    120,852,942    5,493,232,980
===================================================================================================
Net assets at value................................  $  383,896,052   $119,745,971   $5,252,050,474
===================================================================================================
Shares of beneficial interest outstanding,
  $.01 par value, unlimited number of shares
  authorized. (Note) AARP High Quality Tax
  Free Money Fund has a $.001 par value............     384,389,361    119,753,010      345,829,087
===================================================================================================
Net asset value, offering and redemption price
  per share (net assets at value, per fund,
  divided by the respective shares of beneficial
  interest outstanding)............................           $1.00          $1.00           $15.19
===================================================================================================



The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES


                                                                    AARP HIGH    AARP INSURED     AARP BALANCED
                                                                     QUALITY   TAX FREE GENERAL   STOCK AND BOND
SEPTEMBER 30, 1995                                                  BOND FUND     BOND FUND           FUND

ASSETS
Investments, at value (for identified cost, see
  accompanying lists of investment portfolios)............       $529,380,919  $1,784,155,534     $  245,971,020
Cash......................................................              1,577         270,125              2,339
Other receivables:
  Investments sold........................................                 --       4,064,000            333,734
  Dividends and interest..................................          5,387,454      23,943,866          1,448,175
  Fund shares sold........................................             60,877       1,232,924            287,668
  Daily variation margin on open futures
    contracts (Note 1)....................................                 --              --             22,688
Unrealized appreciation on forward currency
  exchange contracts (Notes 1 and 3)......................                 --              --            159,340
Deferred organization expenses (Note 1)...................                 --              --             29,735
Other assets..............................................              1,969           9,769                 --
                                                                 ------------  --------------     --------------
  Total assets............................................       $534,832,796   1,813,676,218        248,254,699
                                                                 ============  ==============     ==============
LIABILITIES
Payables:
  Due to custodian bank...................................                 --              --                 --
  Investments purchased...................................                 --              --            522,234
  Fund shares redeemed....................................            212,670         553,182            235,042
  Dividends...............................................            745,687       2,864,813                 --
  Management fee (Note 2).................................            212,336         725,373             96,579
  Transfer and dividend disbursing agent (Note 2).........            133,141         166,466             46,657
Daily variation margin on open futures
  contracts (Note 1)......................................                 --       2,062,500                 --
Other accrued expenses                                                106,665         256,562            147,232
                                                                 ------------  --------------     --------------
Total liabilities.........................................          1,410,499       6,628,896          1,047,744
                                                                 ============  ==============     ==============
  Net assets at value.....................................       $533,422,297  $1,807,047,322     $  247,206,955
                                                                 ============  ==============     ==============
NET ASSETS CONSIST OF:
Accumulated undistributed net investment
  income..................................................       $    304,913  $           --     $      321,966
Net unrealized appreciation (depreciation) on:
  Investments.............................................          3,274,381      80,036,981         21,075,094
  Futures contracts.......................................                 --        (629,889)            (3,391)
  Foreign currency related transactions...................                 --              --            159,949
Accumulated net realized capital gain (loss)..............        (10,285,791)    (28,924,305)         2,055,572
Shares of beneficial interest, at par.....................            333,124       1,018,727            150,746
Additional paid-in capital................................        539,795,670   1,755,545,808        223,447,019
                                                                 ============  ==============     ==============
Net assets at value.......................................       $533,422,297  $1,807,047,322     $  247,206,955
                                                                 ============  ==============     ==============

Shares of beneficial interest outstanding,
  $.01 par value, unlimited number of shares
  authorized. (Note) AARP High Quality Tax
  Free Money Fund has a $.001 par value...................         33,312,382     101,872,699        15,074,610
                                                                =============  ==============     ================
Net asset value, offering and redemption price
  per share (net assets at value, per fund,
  divided by the respective shares of beneficial
  interest outstanding)...................................             $16.01          $17.74            $16.40
                                                                 ============  ==============     ================

                                                                  AARP GROWTH    AARP CAPITAL
                                                                  AND INCOME        GROWTH
SEPTEMBER 30, 1995                                                    FUND            FUND
ASSETS
Investments, at value (for identified cost, see
  accompanying lists of investment portfolios)............      $3,040,229,571  $692,332,062
Cash......................................................           1,092,801            --
Other receivables:
  Investments sold........................................           6,963,876     1,320,710
  Dividends and interest..................................           9,232,845       699,334
  Fund shares sold........................................              25,725            --
  Daily variation margin on open futures
    contracts (Note 1)....................................                  --            --
Unrealized appreciation on forward currency
  exchange contracts (Notes 1 and 3)......................                  --            --
Deferred organization expenses (Note 1)...................                  --            --
Other assets..............................................               4,287            --
                                                                --------------  ------------
  Total assets............................................      $3,057,549,105  $694,352,106
                                                                ==============  ============
LIABILITIES
Payables:
  Due to custodian bank...................................                  --       106,750
  Investments purchased...................................          49,038,772     1,625,475
  Fund shares redeemed....................................                  --            --
  Dividends...............................................                  --            --
  Management fee (Note 2).................................           1,179,826       346,582
  Transfer and dividend disbursing agent (Note 2).........             277,544        91,070
Daily variation margin on open futures
  contracts (Note 1)......................................                  --            --
Other accrued expenses....................................             534,386       173,283
                                                                --------------  ------------
Total liabilities.........................................          51,030,528     2,343,160
                                                                ==============  ============
  Net assets at value.....................................      $3,006,518,577  $692,008,946
                                                                ==============  ============
NET ASSETS CONSIST OF:
Accumulated undistributed net investment
  income..................................................      $    6,072,468  $  6,365,346
Net unrealized appreciation (depreciation) on:
  Investments.............................................         580,202,599   141,715,607
  Futures contracts.......................................                  --            --
  Foreign currency related transactions...................               5,828        (4,789)
Accumulated net realized capital gain (loss)..............          52,570,066     3,733,920
Shares of beneficial interest, at par.....................             783,717       180,420
Additional paid-in capital................................       2,366,883,899   540,018,442
                                                                ==============  ============
Net assets at value.......................................      $3,006,518,577  $692,008,946
                                                                ==============  ============

Shares of beneficial interest outstanding,
  $.01 par value, unlimited number of shares
  authorized. (Note) AARP High Quality Tax
  Free Money Fund has a $.001 par value...................          78,371,684    18,041,977
                                                               =============================
Net asset value, offering and redemption price
  per share (net assets at value, per fund,
  divided by the respective shares of beneficial
  interest outstanding)...................................              $38.36        $38.36
                                                               ==============================


The accompanying notes are an integral part of the financial statements.

Financial Statements


STATEMENT OF OPERATIONS



                                                                         AARP HIGH             AARP HIGH             AARP GNMA
                                                                          QUALITY           QUALITY TAX FREE          AND U.S.
YEAR ENDED SEPTEMBER 30, 1995                                           MONEY FUND             MONEY FUND           TREASURY FUND
INVESTMENT INCOME
INCOME:
        Interest......................................................  $21,982,820            $4,785,487          $393,260,749
        Dividends.....................................................           --                    --                    --
                                                                        -----------            ----------          ------------
                                                                         21,982,820             4,785,487           393,260,749
        Less foreign taxes withheld...................................           --                    --                    --
                                                                        -----------            ----------          ------------
                                                                         21,982,820             4,785,487           393,260,749
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
        Management fee (Note 2).......................................    1,492,545               493,693            22,095,173
        Services to shareholders:
                Transfer and dividend disbursing expense (Note 2).....    1,533,555               347,016             8,104,169
                Other expenses........................................      210,373                63,566             1,443,896
        Trustees' fees and expenses (Note 2)..........................       19,837                30,610                29,332
        Shareholder communications....................................      199,986                54,036             2,052,542
        Legal.........................................................       13,059                   344                26,270
        Auditing......................................................       25,482                26,500                66,799
        Custodian and accounting fees (Note 2)........................       80,914                52,202             1,083,056
        Registration expenses.........................................       76,878                18,630                85,342
        Amortization of organization expenses (Note 1)................           --                    --                    --
        Other.........................................................       13,774                 7,697               184,075
                                                                        -----------            ----------          ------------
Total Expenses........................................................    3,666,403             1,094,294            35,170,654
-------------------------------------------------------------------------------------------------------------------------------
Net investment income.................................................   18,316,417             3,691,193           358,090,095
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
        Net realized gain (loss) from:
                Investments...........................................       (2,594)               (5,140)          (68,679,536)
                Futures contracts (Note 1)............................           --                    --                    --
                Foreign currency related transactions (Note 1)........           --                    --                    --
        Net unrealized appreciation (depreciation) on:
                Investments...........................................     (235,013)                   --           224,571,191
                Futures contracts.....................................           --                    --                    --
                Foreign currency related transactions.................           --                    --                    --
                                                                        -----------            ----------          ------------
Net gain (loss) on investments........................................     (237,607)               (5,140)          155,891,655
-------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
        from operations...............................................  $18,078,810            $3,686,053          $513,981,750
-------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

                                                              AARP HIGH      AARP INSURED    AARP BALANCED
                                                               QUALITY     TAX FREE GENERAL  STOCK AND BOND
                                                              BOND FUND       BOND FUND           FUND
INVESTMENT INCOME
INCOME:
  Interest.............................................      $37,753,441     $103,897,620     $ 6,141,535
  Dividends............................................               --               --       3,988,384
                                                             -----------     ------------     -----------
                                                              37,753,441      103,897,620      10,129,919
  Less foreign taxes withheld..........................               --               --         (37,101)
                                                             -----------     ------------     -----------
                                                              37,753,441      103,897,620      10,092,818
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)..............................        2,600,629        8,813,051         960,412
  Services to shareholders:
    Transfer and dividend disbursing expense (Note 2)..        1,720,303        2,148,893         513,031
    Other expenses.....................................          206,214          366,879         120,197
  Trustees' fees and expenses (Note 2).................           31,055           30,826          23,992
  Shareholder communications...........................          271,351          436,821         124,209
  Legal................................................            1,508           49,933           5,079
  Auditing.............................................           48,340           57,863          19,538
  Custodian and accounting fees (Note 2)...............          122,478          293,635          97,877
  Registration expenses................................           34,937           58,448          97,922
  Amortization of organization expenses (Note 1).......               --               --           7,315
  Other................................................           21,135          125,346          12,559
                                                             -----------     ------------     -----------
Total Expenses.........................................        5,057,950       12,381,695       1,982,131
-----------------------------------------------------------------------------------------------------------
Net investment income..................................       32,695,491       91,515,925       8,110,687
-----------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) from:
    Investments........................................        6,264,433        1,141,498       2,922,966
    Futures contracts (Note 1).........................          462,444      (22,927,127)         66,437
    Foreign currency related transactions (Note 1).....               --               --          (8,944)
  Net unrealized appreciation (depreciation) on:
    Investments........................................       25,349,000      102,468,526      20,344,202
    Futures contracts..................................         (235,464)        (843,714)         (3,391)
    Foreign currency related transactions..............               --               --         159,949
                                                             -----------     ------------     -----------
Net gain (loss) on investments.........................       31,840,413       79,839,183      23,481,219
-----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations......................................      $64,535,904     $171,355,108     $31,591,906
-----------------------------------------------------------------------------------------------------------

                                                            AARP GROWTH    AARP CAPITAL
                                                            AND INCOME        GROWTH
                                                               FUND            FUND
INVESTMENT INCOME
INCOME:
  Interest.............................................     $ 10,888,172   $  1,251,177
  Dividends............................................       91,816,143     11,484,726
                                                            ------------   ------------
                                                             102,704,315     12,735,903
  Less foreign taxes withheld..........................       (1,007,072)      (139,552)
                                                            ------------   ------------
                                                             101,697,243     12,596,351
----------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)..............................       12,406,325      3,988,023
  Services to shareholders:
    Transfer and dividend disbursing expense (Note 2)..        3,249,295      1,171,702
    Other expenses.....................................          873,891        291,103
  Trustees' fees and expenses (Note 2).................           28,774         28,697
  Shareholder communications...........................        1,036,474        355,297
  Legal................................................           17,001          7,389
  Auditing.............................................           46,913         44,057
  Custodian and accounting fees (Note 2)...............          396,036        164,779
  Registration expenses................................          252,079         64,893
  Amortization of organization expenses (Note 1).......               --             --
  Other................................................          102,424         31,422
                                                            ------------   ------------
Total Expenses.........................................       18,409,212      6,147,362
----------------------------------------------------------------------------------------
Net investment income..................................       83,288,031      6,448,989
----------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) from:
    Investments........................................       82,525,735      3,854,142
    Futures contracts (Note 1).........................               --             --
    Foreign currency related transactions (Note 1).....           23,310        (49,230)
  Net unrealized appreciation (depreciation) on:
    Investments........................................      331,251,054    124,391,488
    Futures contracts..................................               --             --
    Foreign currency related transactions..............            5,828         (4,789)
                                                            ------------   ------------
Net gain (loss) on investments.........................      413,805,927    128,191,611
----------------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations......................................     $497,093,958   $134,640,600
----------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS


STATEMENT OF CHANGES IN NET ASSETS


                                                            AARP HIGH                         AARP HIGH
                                                             QUALITY                      QUALITY TAX FREE
                                                            MONEY FUND                       MONEY FUND


INCREASE (DECREASE) IN NET ASSETS:
                                                            Years Ended                      Years Ended
                                                             Sept. 30,                        Sept. 30,
                                                      1995              1994            1995            1994
                                                  -------------    -------------    ------------    ------------
Operations:
  Net investment income.........................  $  18,316,417    $   8,576,806    $  3,691,193    $  2,330,435
  Net realized gain (loss) from:
    Investments.................................         (2,594)               -          (5,140)        (10,344)
    Futures contracts...........................              -                -               -               -
    Option contracts............................              -                -               -               -
    Foreign currency related
      transactions..............................              -                -               -               -
  Net unrealized appreciation
    (depreciation) on:
    Investments.................................       (235,013)        (551,482)              -               -
    Futures contracts...........................              -                -               -               -
    Foreign currency related
      transactions..............................              -                -               -               -
                                                  -------------    -------------    ------------    ------------
Net increase (decrease) in net assets
  resulting from operations.....................     18,078,810        8,025,324       3,686,053       2,320,091
                                                  -------------    -------------    ------------    ------------
Distributions to shareholders:
  Net investment income.........................    (18,316,417)      (8,576,806)     (3,691,193)     (2,330,435)
  Net realized gains............................              -                -               -               -
  In excess of net realized gains...............              -                -               -               -
  Tax return of capital.........................              -                -               -               -
                                                  -------------    -------------    ------------    ------------
                                                    (18,316,417)      (8,576,806)     (3,691,193)     (2,330,435)
                                                  -------------    -------------    ------------    ------------
Fund share transactions:

  Proceeds from sale of shares..................    405,381,235      457,195,131      41,129,795      72,891,766

  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions...............................     16,274,697        7,471,832       2,929,152       1,833,452

  Cost of shares redeemed.......................   (370,960,332)    (384,553,352)    (53,717,481)    (78,946,046)
                                                  -------------    -------------    ------------    ------------
Net increase (decrease) in net assets
  from Fund share transactions..................     50,695,600       80,113,611      (9,658,534)     (4,220,828)
                                                  -------------    -------------    ------------    ------------
Increase (decrease) in net assets...............     50,457,993       79,562,129      (9,663,674)     (4,231,172)
Net assets at beginning of period...............    333,438,059      253,875,930     129,409,645     133,640,817
----------------------------------------------------------------------------------------------------------------
Net assets at end of period (a).................  $ 383,896,052    $ 333,438,059    $119,745,971    $129,409,645
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN FUND SHARES:
Shares outstanding at beginning
  of period.....................................    333,693,761      253,580,150     129,411,544     133,632,372
                                                  -------------    -------------    ------------    ------------
  Shares sold...................................    405,381,235      457,195,131      41,129,795      72,891,766
  Shares issued to shareholders in
    reinvestment of  distributions..............     16,274,697        7,471,832       2,929,152       1,833,452
  Shares redeemed...............................   (370,960,332)    (384,553,352)    (53,717,481)    (78,946,046)
                                                  -------------    -------------    ------------    ------------
Net increase (decrease) in
  Fund shares...................................     50,695,600       80,113,611      (9,658,534)     (4,220,828)
                                                  -------------    -------------    ------------    ------------
Shares outstanding at end of period.............    384,389,361      333,693,761     119,753,010     129,411,544
----------------------------------------------------------------------------------------------------------------
(a) Includes accumulated undistributed
      net investment income.....................  $           -    $           -    $          -    $          -

(b) Commencement of Operations

                                                               AARP GNMA
                                                               AND U.S.
                                                             TREASURY FUND


INCREASE (DECREASE) IN NET ASSETS:
                                                               Years Ended
                                                                Sept. 30,
                                                         1995              1994
                                                  ---------------    ---------------
Operations:
  Net investment income.........................  $   358,090,095    $   377,835,579
  Net realized gain (loss) from:
    Investments.................................      (68,679,536)      (301,854,645)
    Futures contracts...........................                -                  -
    Option contracts............................                -         (2,842,351)
    Foreign currency related
      transactions..............................                -                  -
  Net unrealized appreciation
    (depreciation) on:
    Investments.................................      224,571,191       (194,039,955)
    Futures contracts...........................                -                  -
    Foreign currency related
      transactions..............................                -                  -
                                                  ---------------    ---------------
Net increase (decrease) in net assets
  resulting from operations.....................      513,981,750       (120,901,372)
                                                  ---------------    ---------------
Distributions to shareholders:
  Net investment income.........................     (347,262,513)      (377,835,579)
  Net realized gains............................                -                  -
  In excess of net realized gains...............                -                  -
  Tax return of capital.........................      (10,827,582)                 -
                                                  ---------------    ---------------
 ................................................     (358,090,095)      (377,835,579)
                                                  ---------------    ---------------
Fund share transactions:

  Proceeds from sale of shares..................      313,574,493        767,903,410

  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions...............................      209,361,883        243,322,806

  Cost of shares redeemed.......................   (1,012,262,747)    (1,639,307,179)
                                                  ---------------    ---------------
Net increase (decrease) in net assets
  from Fund share transactions..................     (489,326,371)      (628,080,963)
                                                  ---------------    ---------------
Increase (decrease) in net assets...............     (333,434,716)    (1,126,817,914)
Net assets at beginning of period...............    5,585,485,190      6,712,303,104
------------------------------------------------------------------------------------
Net assets at end of period (a).................  $ 5,252,050,474    $ 5,585,485,190
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN FUND SHARES:
Shares outstanding at beginning
  of period.....................................      379,121,168        420,695,404
                                                  ---------------    ---------------
  Shares sold...................................       21,222,249         49,495,268
  Shares issued to shareholders in
    reinvestment of  distributions..............       14,034,160         15,901,711
  Shares redeemed...............................      (68,548,490)      (106,971,215)
                                                  ---------------    ---------------
Net increase (decrease) in
  Fund shares...................................      (33,292,081)       (41,574,236)
                                                  ---------------    ---------------
Shares outstanding at end of period.............      345,829,087        379,121,168
------------------------------------------------------------------------------------
(a) Includes accumulated undistributed
      net investment income.....................  $             -    $             -

(b) Commencement of Operations


The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS


STATEMENT OF CHANGES IN NET ASSETS

                                                            AARP HIGH                         AARP INSURED
                                                             QUALITY                        TAX FREE GENERAL
                                                            BOND FUND                          BOND FUND

INCREASE (DECREASE) IN NET ASSETS:

                                                            Years Ended                        Years Ended
                                                             Sept. 30,                          Sept. 30,
                                                       1995             1994             1995               1994
                                                  -------------    -------------    --------------     --------------
Operations:
  Net investment income.........................  $  32,695,491    $  32,320,652    $   91,515,925     $   98,275,887
  Net realized gain (loss) from:
    Investments.................................      6,264,433      (12,214,126)        1,141,498           (782,787)
    Futures contracts...........................        462,444        1,131,998       (22,927,127)         5,547,043
    Option contracts............................              -                -                 -                  -
    Foreign currency related
      transactions..............................              -                -                 -                  -
  Net unrealized appreciation
    (depreciation) on:
    Investments.................................     25,349,000      (56,963,191)      102,468,526       (198,675,783)
    Futures contracts...........................       (235,464)         163,838          (843,714)           119,639
    Foreign currency related
      transactions..............................              -                -                 -                  -
                                                  -------------    ------------     -------------      --------------
Net increase (decrease) in net assets
  resulting from operations.....................     64,535,904      (35,560,829)      171,355,108        (95,516,001)
                                                  -------------    ------------     -------------      --------------
Distributions to shareholders:
  Net investment income.........................    (32,238,660)     (32,320,652)      (91,515,925)       (98,275,887)
  Net realized gains............................              -                -                 -        (38,761,058)
  In excess of net realized gains...............              -      (13,990,833)                -         (6,584,253)
  Tax return of capital.........................              -                -                 -                  -
                                                  -------------    ------------     -------------      --------------
                                                    (32,238,660)     (46,311,485)      (91,515,925)      (143,621,198)
                                                  -------------    ------------     -------------      --------------
Fund share transactions:

  Proceeds from sale of shares..................     38,133,943      168,940,806       128,807,008        384,083,220

  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions...............................     22,872,960       34,534,021        56,102,941         97,111,633

  Cost of shares redeemed.......................   (127,867,757)    (157,452,199)     (371,972,763)      (414,495,879)
                                                  -------------    ------------     -------------      --------------
Net increase (decrease) in net assets
  from Fund share transactions..................    (66,860,854)      46,022,628      (187,062,814)        66,698,974
                                                  -------------    ------------     -------------      --------------
Increase (decrease) in net assets...............    (34,563,610)     (35,849,686)     (107,223,631)      (172,438,225)
Net assets at beginning of period...............    567,985,907      603,835,593     1,914,270,953      2,086,709,178
---------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a).................  $ 533,422,297    $ 567,985,907    $1,807,047,322     $1,914,270,953
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN FUND SHARES:
Shares outstanding at beginning
  of period.....................................     37,734,181       35,123,046       113,066,680        109,849,454
                                                  -------------    ------------     -------------      --------------
  Shares sold...................................      2,475,377       10,342,361         7,482,591         21,237,027
  Shares issued to shareholders in
    reinvestment of  distributions..............      1,481,640        2,141,000         3,261,074          5,382,600
  Shares redeemed...............................     (8,378,816)      (9,872,226)      (21,937,646)       (23,402,401)
                                                  -------------    ------------     -------------      --------------
Net increase (decrease) in
  Fund shares...................................     (4,421,799)       2,611,135       (11,193,981)         3,217,226
                                                  -------------    ------------     -------------      --------------
Shares outstanding at end of period.............     33,312,382       37,734,181       101,872,699        113,066,680
---------------------------------------------------------------------------------------------------------------------
(a) Includes accumulated undistributed
      net investment income.....................  $     304,913    $           -    $            -     $            -

(b) Commencement of Operations

                                                         AARP BALANCED                          AARP GROWTH
                                                         STOCK AND BOND                         AND INCOME
                                                              FUND                                 FUND

INCREASE (DECREASE) IN NET ASSETS:
                                                                  For the Period
                                                   Year Ended       February 1,                Years Ended
                                                  September 30,     1994 (b) to                 Sept. 30,
                                                      1995        Sept. 30, 1994         1995              1994
                                                  ------------    --------------    --------------    --------------
Operations:
  Net investment income.........................  $  8,110,687    $  2,679,894      $   83,288,031    $   58,944,890
  Net realized gain (loss) from:
    Investments.................................     2,922,966        (481,337)         82,525,735        54,940,316
    Futures contracts...........................        66,437               -                   -                 -
    Option contracts............................             -               -                   -                 -
    Foreign currency related
      transactions..............................        (8,944)         56,480              23,310           (92,431)
  Net unrealized appreciation
    (depreciation) on:
    Investments.................................    20,344,202         730,892         331,251,054        38,962,776
    Futures contracts...........................        (3,391)              -                   -                 -
    Foreign currency related
      transactions..............................       159,949               -               5,828                 -
                                                  ------------    ------------      --------------    --------------
Net increase (decrease) in net assets
  resulting from operations.....................    31,591,906       2,985,929         497,093,958       152,755,551
                                                  ------------    ------------      --------------    --------------
Distributions to shareholders:
  Net investment income.........................    (7,923,700)     (2,565,619)        (81,086,105)      (66,829,027)
  Net realized gains............................      (479,306)              -         (85,015,819)      (11,016,834)
  In excess of net realized gains...............             -               -                   -                 -
  Tax return of capital.........................             -               -                   -                 -
                                                  ------------    ------------      --------------    --------------
                                                    (8,403,006)     (2,565,619)       (166,101,924)      (77,845,861)
                                                  ------------    ------------      --------------    --------------
Fund share transactions:

  Proceeds from sale of shares..................    82,046,020     190,243,552         589,883,371       915,359,577

  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions...............................     7,595,827         970,439         149,554,221        57,428,013

  Cost of shares redeemed.......................   (41,121,662)    (16,137,931)       (376,048,965)     (295,649,512)
                                                  ------------    ------------      --------------    --------------
Net increase (decrease) in net assets
  from Fund share transactions..................    48,520,185     175,076,060         363,388,627       677,138,078
                                                  ------------    ------------      --------------    --------------
Increase (decrease) in net assets...............    71,709,085     175,496,370         694,380,661       752,047,768
Net assets at beginning of period...............   175,497,870           1,500       2,312,137,916     1,560,090,148
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (a).................  $247,206,955    $175,497,870      $3,006,518,577    $2,312,137,916
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN FUND SHARES:
Shares outstanding at beginning
  of period.....................................    11,983,629             100          67,740,274        47,404,023
                                                  ------------    ------------      --------------    --------------
  Shares sold...................................     5,336,478      13,025,672          17,103,571        27,412,953
  Shares issued to shareholders in
    reinvestment of  distributions..............       497,020          67,628           4,523,324         1,732,575
  Shares redeemed...............................    (2,742,517)     (1,109,771)        (10,995,485)       (8,809,277)
                                                  ------------    ------------      --------------    --------------
Net increase (decrease) in
  Fund shares...................................     3,090,981      11,983,529          10,631,410        20,336,251
                                                  ------------    ------------      --------------    --------------
Shares outstanding at end of period.............    15,074,610      11,983,629          78,371,684        67,740,274
--------------------------------------------------------------------------------------------------------------------
(a) Includes accumulated undistributed
      net investment income.....................  $    321,966    $    142,595      $    6,072,468    $    4,044,032

(b) Commencement of Operations

                                                          AARP CAPITAL
                                                             GROWTH
                                                              FUND

INCREASE (DECREASE) IN NET ASSETS:

                                                           Years Ended
                                                            Sept. 30,
                                                       1995            1994
                                                   -------------   -------------
Operations:
  Net investment income.........................   $   6,448,989   $     120,099
  Net realized gain (loss) from:
    Investments.................................       3,854,142      17,135,778
    Futures contracts...........................               -               -
    Option contracts............................               -               -
    Foreign currency related
      transactions..............................         (49,230)          2,595
  Net unrealized appreciation
    (depreciation) on:
    Investments.................................     124,391,488     (53,012,292)
    Futures contracts...........................               -               -
    Foreign currency related
      transactions..............................          (4,789)              -
                                                   -------------   -------------
Net increase (decrease) in net assets
  resulting from operations.....................     134,640,600     (35,753,820)
                                                   -------------   -------------
Distributions to shareholders:
  Net investment income.........................        (216,094)       (916,825)
  Net realized gains............................     (13,160,374)    (53,175,158)
  In excess of net realized gains...............               -               -
  Tax return of capital.........................               -               -
                                                   -------------   -------------
                                                     (13,376,468)    (54,091,983)
                                                   -------------   -------------
Fund share transactions:

  Proceeds from sale of shares..................      68,276,671     277,949,808

  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions...............................      12,786,953      51,627,257

  Cost of shares redeemed.......................    (193,118,723)   (164,072,900)
                                                   -------------   -------------
Net increase (decrease) in net assets
  from Fund share transactions..................    (112,055,099)    165,504,165
                                                   -------------   -------------
Increase (decrease) in net assets...............       9,209,033      75,658,362
Net assets at beginning of period...............     682,799,913     607,141,551
--------------------------------------------------------------------------------
Net assets at end of period (a).................   $ 692,008,946   $ 682,799,913
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN FUND SHARES:
Shares outstanding at beginning
  of period.....................................      21,513,985      16,773,892
                                                   -------------   -------------
  Shares sold...................................       2,055,946       8,230,221
  Shares issued to shareholders in
    reinvestment of  distributions..............         424,681       1,522,034
  Shares redeemed...............................      (5,952,635)     (5,012,162)
                                                   -------------   -------------
Net increase (decrease) in
  Fund shares...................................      (3,472,008)      4,740,093
                                                   -------------   -------------
Shares outstanding at end of period.............      18,041,977      21,513,985
--------------------------------------------------------------------------------
(a) Includes accumulated undistributed
      net investment income.....................   $   6,365,346   $     122,688

(b) Commencement of Operations


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


AARP HIGH QUALITY MONEY FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             Years Ended September 30,
                                                               ------------------------------------------------------
                                                                 1995       1994       1993       1992          1991
                                                               ------------------------------------------------------
Net asset value, beginning of period.......................    $ 1.000    $ 1.000    $ 1.000    $ 1.000       $ 1.000
                                                               ------------------------------------------------------
  Net investment income (a)................................       .049       .028       .021       .040          .060
  Distributions from net investment income.................      (.049)     (.028)     (.021)     (.040)(b)     (.060)
                                                               ------------------------------------------------------
Net asset value, end of period.............................    $ 1.000    $ 1.000    $ 1.000    $ 1.000       $ 1.000
                                                               ------------------------------------------------------
Total Return (%) (c).......................................       4.99       2.84       2.13       4.12          6.22
Ratios and Supplemental Data
Net assets, end of period ($ millions).....................        384        333        254        323           357
Ratio of operating expenses to average net assets (%)(a)...       .978      1.125      1.312      1.151         1.053
Ratio of net investment income to average net assets (%)...      4.887      2.889      2.123      3.613         6.050
(a) Reflects a per share reimbursement of expenses
    during the period by the Fund Manager of:                  $    --    $    --    $    --    $  .000       $  .001
(b) Includes approximately $.005 per share of net realized
    short-term capital gains.
(c) Total returns would have been lower had certain expenses not been reduced.


AARP HIGH QUALITY TAX FREE MONEY FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             Years Ended September 30,
                                                               ---------------------------------------------------
                                                                 1995       1994       1993       1992     1991(b)
                                                               ---------------------------------------------------
Net asset value, beginning of period.........................  $ 1.000    $ 1.000    $ 1.000    $ 1.000    $  .996
                                                               ---------------------------------------------------
Income from investment operations:
  Net investment income (a)..................................     .029       .017       .016       .026       .055
  Net realized and unrealized gain on investments............       --         --         --         --       .004
                                                               ---------------------------------------------------
Total from investment operations.............................     .029       .017       .016       .026       .059
                                                               ---------------------------------------------------
Less distributions from net investment income................    (.029)     (.017)     (.016)     (.026)     (.055)
                                                               ---------------------------------------------------
Net asset value, end of period...............................  $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000
                                                               ---------------------------------------------------
Total Return (%) (c).........................................     2.99       1.76       1.62       2.58       6.10
Ratios and Supplemental Data
Net assets, end of period ($ millions).......................      120        129        134        127        119
Ratio of operating expenses to average net assets (%) (a)....      .87        .90        .93        .95       1.06
Ratio of net investment income to average net assets (%).....     2.94       1.75       1.60       2.54       5.43
(a) Reflects a per share reimbursement of expenses
    during the period by the Fund Manager of:................  $    --    $  .000    $  .002    $  .002    $  .001

(b) On August 1, 1991 the Fund implemented a 15.17 to 1.00 stock split and adopted its present name and investment objectives. Prior to that date, the Fund was known as the AARP Insured Tax Free Short Term Fund. Financial
    Highlights, for the year ended September 30, 1991, have been restated to reflect the stock split and should not be considered representative of the present Fund.

(c) Total returns would have been lower had certain expenses not been reduced.

AARP GNMA AND U.S. TREASURY FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             Years Ended September 30,
                                                               ---------------------------------------------------
                                                                 1995       1994       1993       1992       1991
                                                               ---------------------------------------------------
Net asset value, beginning of period.........................  $ 14.73    $ 15.96    $ 16.19    $ 15.72    $ 14.95
                                                               ---------------------------------------------------
Income from investment operations:
  Net investment income......................................     1.01        .93       1.15       1.22       1.26
  Net realized and unrealized gain (loss) on investments.....     0.46      (1.23)      (.23)       .47        .77
                                                               ---------------------------------------------------
Total from investment operations.............................     1.47       (.30)       .92       1.69       2.03
                                                               ---------------------------------------------------
Less distributions:
  Net investment income......................................     (.98)      (.93)     (1.15)     (1.22)     (1.26)
  Tax return of capital......................................     (.03)        --         --         --         --
                                                               ---------------------------------------------------
  Total distributions........................................    (1.01)      (.93)     (1.15)     (1.22)     (1.26)
                                                               ---------------------------------------------------
Net asset value, end of period...............................  $ 15.19    $ 14.73    $ 15.96    $ 16.19    $ 15.72
                                                               ---------------------------------------------------
Total Return (%).............................................    10.31      (1.90)      5.89      11.19      14.12
Ratios and Supplemental Data
Net assets, end of period ($ millions).......................    5,252      5,585      6,712      5,232      3,311
Ratio of operating expenses to average net assets (%)........      .67        .66        .70        .72        .74
Ratio of net investment income to average net assets (%).....     6.77       6.09       7.15       7.69       8.23
Portfolio turnover rate (%)..................................    70.35     114.54     105.49      74.33      86.64


AARP HIGH QUALITY BOND FUND
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                             Years Ended September 30,
                                                               ---------------------------------------------------
                                                                 1995       1994       1993       1992       1991
                                                               ---------------------------------------------------
Net asset value, beginning of period.........................  $ 15.05    $ 17.19    $ 16.44    $ 15.71    $ 14.63
                                                               ---------------------------------------------------
Income from investment operations:
  Net investment income......................................      .94        .85        .93       1.03       1.10
  Net realized and unrealized gain (loss) on investments.....      .95      (1.76)       .93        .73       1.08
                                                               ---------------------------------------------------
Total from investment operations.............................     1.89       (.91)      1.86       1.76       2.18
                                                               ---------------------------------------------------
Less distributions:
  Net investment income......................................     (.93)      (.85)      (.93)     (1.03)     (1.10)
  Net realized gains on investments..........................       --         --       (.18)        --         --
  In excess of net realized gains on investments.............       --       (.38)        --         --         --
                                                               ---------------------------------------------------
Total distributions..........................................     (.93)     (1.23)     (1.11)     (1.03)     (1.10)
                                                               ---------------------------------------------------
Net asset value, end of period...............................  $ 16.01    $ 15.05    $ 17.19    $ 16.44    $ 15.71
                                                               ---------------------------------------------------
Total Return (%).............................................    12.98      (5.55)     11.88      11.56      15.44
Ratios and Supplemental Data
Net assets, end of period ($ millions).......................      533        568        604        384        201
Ratio of operating expenses to average net assets (%)........      .95        .95       1.01       1.13       1.17
Ratio of net investment income to average net assets (%).....     6.13       5.31       5.64       6.40       7.26
Portfolio turnover rate (%)..................................   201.07      63.75     100.98      63.00      90.43

FINANCIAL HIGHLIGHTS


AARP INSURED TAX FREE GENERAL BOND FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                Years Ended September 30,
                                                               ---------------------------------------------------------------
                                                                1995           1994          1993          1992          1991
                                                               ---------------------------------------------------------------

Net asset value, beginning of period ...................       $16.93         $19.00        $17.88        $17.30        $16.12
                                                               ---------------------------------------------------------------
Income from investment operations:
        Net investment income ..........................          .87            .86           .90           .93          1.00
        Net realized and unrealized gain (loss) on
        investments ....................................          .81          (1.67)         1.55           .75          1.18
                                                               ---------------------------------------------------------------
        Total from investment operations ...............         1.68           (.81)         2.45          1.68          2.18
                                                               ---------------------------------------------------------------
Less distributions:
        Net investment income ..........................         (.87)          (.86)         (.90)         (.93)        (1.00)
        Net realized gains on investments ..............           --           (.34)         (.43)         (.17)           --
        In excess of net realized gains on investments .           --           (.06)           --            --            --
                                                               ---------------------------------------------------------------
Total distributions ....................................         (.87)         (1.26)        (1.33)        (1.10)        (1.00)
                                                               ---------------------------------------------------------------
Net asset value, end of period .........................       $17.74         $16.93        $19.00        $17.88        $17.30
                                                               ---------------------------------------------------------------
Total Return (%) .......................................        10.21          (4.48)        14.31         10.01         13.85
Ratios and Supplemental Data
Net assets, end of period ($ millions) .................        1,807          1,914         2,087         1,487         1,068
Ratio of operating expenses to average net assets (%) ..          .69            .68           .72           .74           .77
Ratio of net investment income to average net
  assets (%) ...........................................         5.06           4.80          4.90          5.31          5.92
Portfolio turnover rate (%) ............................        17.45          38.39         47.96         62.45         32.18


AARP BALANCED STOCK AND BOND FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                       Year         For the Period
                                                                      Ended      February 1, 1994 (a)
                                                                   September 30,    to September 30,
                                                                       1995               1994
                                                                   ----------------------------------
Net asset value, beginning of period ...........................      $14.64            $15.00
                                                                      ------------------------
Income from investment operations:
        Net investment income ..................................         .61               .25
        Net realized and unrealized gain (loss) on investments..        1.79              (.37)(b)
                                                                      ------------------------
Total from investment operations ...............................        2.40              (.12)
                                                                      ------------------------
Less distributions:
        Net investment income ..................................        (.60)             (.24)
        Net realized gains on investments ......................        (.04)               --
                                                                      ------------------------
Total distributions ............................................        (.64)             (.24)
                                                                      ------------------------
Net asset value, end of period .................................      $16.40            $14.64
                                                                      ------------------------
Total Return (%) ...............................................       16.80              (.78)(c)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................         247               175
Ratio of operating expenses to average net assets (%) ..........        1.01              1.31(d)
Ratio of net investment income to average net assets (%) .......        4.12              3.58(d)
Portfolio turnover rate (%) ....................................       63.77             49.32(d)

(a)  Commencement of operations

(b) The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values during the period.

(c)  Not Annualized

(d)  Annualized

AARP GROWTH AND INCOME FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                     Years Ended September 30,
                                                                  ----------------------------------------------------------------
                                                                   1995          1994            1993           1992         1991
                                                                  ----------------------------------------------------------------
Net asset value, beginning of period .......................      $34.13         $32.91         $28.67         $26.97       $22.30
                                                                  ----------------------------------------------------------------
Income from investment operations:
        Net investment income ..............................        1.11            .94            .83            .97         1.11
        Net realized and unrealized gain on investments ....        5.44           1.62           4.58           2.11         4.78
                                                                  ----------------------------------------------------------------
Total from investment operations ...........................        6.55           2.56           5.41           3.08         5.89
                                                                  ----------------------------------------------------------------
Less distributions from:
        Net investment income ..............................       (1.09)         (1.13)          (.87)          (.90)       (1.17)
        Net realized gains on investments ..................       (1.23)          (.21)          (.30)          (.48)        (.05)
                                                                  ----------------------------------------------------------------
Total distributions ........................................       (2.32)         (1.34)         (1.17)         (1.38)       (1.22)
                                                                  ----------------------------------------------------------------
Net asset value, end of period .............................      $38.36         $34.13         $32.91         $28.67       $26.97
                                                                  ----------------------------------------------------------------
Total Return (%) ...........................................       20.43           7.99          19.38          11.59        27.19
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....................       3,007          2,312          1,560            748          392
Ratio of operating expenses to average net assets (%) ......         .72            .76            .84            .91          .96
Ratio of net investment income to average net assets (%) ...        3.28           3.00           3.08           3.84         4.61
Portfolio turnover rate (%) ................................       31.26          31.82          17.44          36.40        53.68

AARP CAPITAL GROWTH FUND

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                     Years Ended September 30,
                                                                   ---------------------------------------------------------------
                                                                       1995          1994        1993         1992         1991
                                                                   ---------------------------------------------------------------
Net asset value, beginning of period .........................     $    31.74   $    36.20   $    30.30   $    30.23   $    23.32
                                                                   ---------------------------------------------------------------
Income from investment operations:
        Net investment income ................................            .36          .00          .06          .15          .24
        Net realized and unrealized gain (loss) on
          investments ........................................           6.91        (1.51)        7.19         1.09         9.05
                                                                   ---------------------------------------------------------------
Total from investment operations .............................           7.27        (1.51)        7.25         1.24         9.29
                                                                   ---------------------------------------------------------------
Less distributions from:
        Net investment income ................................           (.01)        (.05)        (.14)        (.23)        (.59)
        Net realized gains on investments ....................           (.64)       (2.90)       (1.21)        (.94)       (1.79)
                                                                   ---------------------------------------------------------------
Total distributions ..........................................           (.65)       (2.95)       (1.35)       (1.17)       (2.38)
                                                                   ---------------------------------------------------------------
Net asset value, end of period ...............................     $    38.36   $    31.74   $    36.20   $    30.30   $    30.23
                                                                   ---------------------------------------------------------------
Total Return (%) .............................................          23.47        (4.70)       24.53         3.94        42.81
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......................            692          683          607          424          242
Ratio of operating expenses to average net assets (%) ........            .95          .97         1.05         1.13         1.17
Ratio of net investment income to average net assets (%) .....           1.00          .02          .22          .61          .90
Portfolio turnover rate (%) ..................................          98.44        79.65       100.63        89.20        99.62

NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES.

     The AARP Cash Investment Funds, consisting of the AARP High Quality Money Fund, the AARP Income Trust, consisting of the AARP GNMA and U.S. Treasury Fund and the AARP High Quality Bond Fund, the AARP Tax Free Income Trust, consisting of the AARP High Quality Tax Free Money Fund, (formerly AARP Insured Tax Free Short Term Fund), and the AARP Insured Tax Free General Bond Fund, and the AARP Growth Trust, consisting of the AARP Balanced Stock and Bond Fund, AARP Growth and Income Fund, and the AARP Capital Growth Fund are each Massachusetts business trusts and are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. All funds are diversified. The AARP Cash Investment Funds, has one series, the AARP Growth Trust has three series and each of the other Trusts have two series. The Declaration of Trust of each Trust permits its Trustees to create an unlimited number of series and to issue an unlimited number of full and fractional shares of each separate series.

     The policies described below are followed consistently by the funds in preparation of their financial statements and are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. The AARP High Quality Money Fund uses the penny rounding method of security valuation as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under this method, securities for which market quotations are readily available and which have remaining maturities of sixty-one days or more from the date of valuation are valued at the mean between the over-the-counter bid and asked prices by an independent registered broker/dealer. On the sixtieth day prior to maturity and thereafter until maturity, securities originally purchased with more than sixty days remaining to maturity are valued at amortized cost calculated daily, based upon the market valuation of the securities on the sixty-first day prior to maturity. The AARP High Quality Tax Free Money Fund uses the amortized cost method of security valuation as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under this method, the value of a security is determined by adjusting its original cost to face value through the amortization of any acquisition discount or premium at a constant rate until maturity, which approximates market. Security valuation with respect to each of the remaining funds is performed in the following manner:

     Common and preferred stocks traded on national securities exchanges are valued at the most recent sale price on such exchange where the security is principally traded. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations on such exchanges. If there is no such bid and asked quotations the most recent bid quotation is used. Unlisted securities quoted on the National Association of Securities Dealers Automatic Quotation ("NASDAQ") System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Unlisted securities which are not quoted on the NASDAQ System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is valued at the mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation is used.

     Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Trustees, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

     Short-term investments with remaining maturities of 60 days or less are valued at amortized cost. Variable rate demand notes are carried at cost which together with accrued interest approximates market.

     The value of all other securities is determined in good faith under the direction of the Trustees.

     B. REPURCHASE AGREEMENTS. The AARP High Quality Money Fund, AARP Growth Funds and AARP GNMA and U.S. Treasury Fund regularly invest in repurchase agreements. Each of the AARP funds may enter into repurchase agreements with selected banks and broker/dealers whereby each fund, through its custodian, receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the underlying collateral, is equal to at least 101% of the resale price.

     C. FUTURES CONTRACTS. Each of the funds in the AARP Income Trust, the AARP Insured Tax Free General Bond Fund and the AARP Balanced Stock and Bond Fund may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period the AARP Balanced Stock and Bond Fund purchased interest rate futures as a temporary substitute for purchasing selected investments. Also, during the period the AARP Insured Tax Free General Bond Fund sold interest rate securities futures to hedge against declines in the value of portfolio securities.

     Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

     Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

     D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each of the funds in the AARP Growth Trust, in connection with portfolio purchases and sales of securities denominated in a foreign currency, may enter into forward foreign currency exchange contracts ("forward contracts"). Additionally, from time to time, each fund may enter into contracts to hedge certain foreign currency denominated assets. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in exchange rates relating to foreign currency denominated assets.

     Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

     Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

     E. FOREIGN CURRENCY TRANSLATIONS. Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

        (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

        (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

NOTES TO FINANCIAL STATEMENTS

     Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

     F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME. Securities transactions are accounted for on the trade date basis and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Original issue discount on securities purchased is accreted on an effective yield basis over the life of the security. Acquisition discount is accreted on taxable securities purchased with original maturity dates of one year or less. Premium on securities purchased by the AARP Tax Free Income Trust is amortized on an effective yield basis over the life of the security.

     Each fund uses the specific identification method for determining the realized gain or loss on investments sold for both financial and federal income tax reporting purposes.

     G. FEDERAL INCOME TAXES. Each of the funds is treated as a single entity for federal income tax purposes. It is the policy of each fund to comply with the requirements of the Internal Revenue Code as amended which are applicable to regulated investment companies, and to distribute all of its taxable and tax exempt income to its shareholders. Accordingly, the funds paid no U.S. federal income taxes, and no provisions for federal income taxes were required.


     H. DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of each fund is declared as a dividend to shareholders. The dividends from AARP High Quality Money Fund and each of the funds in the AARP Income Trust and the AARP Tax Free Income Trust are declared daily and distributed monthly. The dividends from AARP Balanced Stock and Bond Fund and AARP Growth and Income Fund are declared and paid quarterly. The dividends from AARP Capital Growth Fund are declared and paid annually. During any particular year, net realized gains from securities transactions for each fund which are in excess of any available capital loss carryforwards, would be taxable to the fund if not distributed and, therefore, will be distributed to shareholders in the following fiscal year. The AARP High Quality Money Fund takes into account realized gains and losses on the sales of securities held less than one year in its daily distributions. An additional distribution may be made by each fund to the extent necessary to avoid the payment of a four percent federal excise tax.

     The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal income tax rules and regulations which may differ from generally accepted accounting principles. These differences relate primarily to investments in options, futures, forward contracts, foreign denominated investments, mortgage backed securities, REITs and certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     I. EXPENSES. Each fund is charged for those expenses that are directly attributable to it, such as management, custodian, audit, and certain shareholder service fees. Expenses that are not directly attributable to a fund, such as reports to shareholders, portions of Trustees' and legal fees, are allocated among all the funds.

     J. ORGANIZATION COST. Costs incurred by the AARP Balanced Stock and Bond Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

     K. PORTFOLIO INSURANCE. The cost of premiums paid by the AARP Insured Tax Free General Bond Fund for insurance, which covers individual securities, is non-cancellable and runs the life of such securities, is added to the cost basis of such securities. This insurance provides for the timely payment of principal and interest on these securities when due and protects the fund against loss from default by the Municipal issuer. It does not protect the investor from losses due to changes in market values.

     L. SECURITIES PURCHASED ON A FORWARD DELIVERY OR WHEN-ISSUED BASIS. The AARP High Quality Money Fund, each of the funds in the AARP Income Trust and AARP Tax Free Income Trust, and AARP Balanced Stock and Bond Fund may purchase securities on a forward delivery or when-issued basis. Municipal, corporate and government securities are frequently offered on a forward delivery or when-issued basis. At the time the fund makes the commitment to purchase a security on a forward delivery or when-issued basis, the price of the underlying security is fixed. The fund will record the transaction at the time of the commitment and reflect the value of the security in determining its net asset value. The settlement date of the transaction can occur within one month or more after the date the commitment was made. During the period between purchase and settlement date, no payment is made on behalf of the fund and no interest accrues to the fund.

NOTE 2. MANAGEMENT FEE AND OTHER RELATED TRANSACTIONS.

     Under the investment management and advisory agreement (the "Management Agreement") between each Trust and Scudder, Stevens & Clark, Inc. (the "Fund Manager") the management fee consists of two elements: a Base Fee and an Individual Fund Fee. The Base Fee is calculated as a percentage of the combined net assets of all of the AARP Funds ("Program Assets"). Each AARP Fund pays, as its portion of the Base Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all of the AARP Funds. The Annual Base Fee is calculated as follows: .35%, of the first $2.0 billion of such assets, .33% of the next $2.0 billion of such assets, .30% of the next $2.0 billion of such assets, .28% of the next $2.0 billion of such assets, .26% of the next $3.0 billion of such assets, .25% of the next $3.0 billion of such assets, .24% of such assets in excess of $14.0 billion.

     In addition to the Base Fee Rate, each Fund agrees to pay the Fund Manager a flat Individual Fund Fee based on the average daily net assets of that Fund. The Individual Fund Fee Rate recognizes the different characteristics of each Fund, the varying levels of complexity of investment research and securities trading required to manage each Fund. The Individual Fund Fee Rate is calculated at the following percentages of the average daily net assets of each fund: .10% for AARP High Quality Money Fund and AARP High Quality Tax Free Money Fund; .12% for AARP GNMA and U.S. Treasury Fund; .19% for AARP High Quality Bond Fund, AARP Insured Tax Free General Bond Fund, AARP Balanced Stock and Bond Fund and AARP Growth and Income Fund; .32% for AARP Capital Growth Fund. The amount for each fund is shown in the Statement of Operations as Management Fee.

     As manager of the assets of each Fund, the Fund Manager directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. In addition to portfolio management services, the Fund Manager under the Management Agreement will provide certain administrative services in accordance with such Agreement. The Fund Manager has also entered into a Member Services Agreement with AARP Financial Services Corp. ("AFSC"), a subsidiary of AARP, and pays portions of its investment management and advisory fee to AFSC.

     The Management Agreement also provides that the Fund Manager will reimburse the funds for annual expenses in excess of the lowest state limitations imposed, exclusive of taxes, brokerage commissions, interest and extraordinary expenses. The Fund Manager agreed to maintain the annualized expenses of the AARP High Quality Tax Free Money Fund at not more than 0.90% of average daily net assets until February 1, 1996. The amount of expenses reimbursed by the Fund Manager, if any, for each fund has been shown in the Statement of Operations as Reimbursement of expenses from Fund Manager.

     Each Trust has a shareholder servicing agreement with Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of Scudder. As shareholder servicing agent, SSC provides various transfer agent, dividend disbursing, and shareholder communication functions. The amount for each fund has been shown in the Statement of Operations as Transfer and Dividend Disbursing Expense.

     Effective September 5, 1995, Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Fund Manager, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting

NOTES TO FINANCIAL STATEMENTS

records of AARP Growth and Income Fund and AARP Capital Growth Fund. For the year ended September 30, 1995, the amount charged to the Funds by SFAC aggregated $17,156 and $7,125, respectively, of which all was paid at September 30, 1995.

     Each fund pays each Trustee not affiliated with Scudder or AARP $2,000 annually, $270 for each Trustees' meeting, $200 for each audit committee meeting attended, and $100 for other committee meetings, plus expenses, subject to certain maximums per Trustee for meetings held jointly with other funds. The amount for each fund has been shown in the Statement of Operations as Trustees' fees and expenses.

NOTE 3. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

As of September 30, 1995, the AARP Balanced Stock and Bond Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $159,340.



                                                                 Net Unrealized
                                                                  Appreciation
Contracts to Deliver     In Exchange For     Settlement Date         (U.S.$)
--------------------     ---------------     ---------------     --------------
FRF        9,466,230     USD   1,954,419         10/23/95              32,615
DEM        2,840,141     USD   2,116,728         10/23/95             126,725
                                                                      -------
                                                                      159,340
                                                                      =======

REPORT OF INDEPENDENT
ACCOUNTANTS



November 7, 1995

To the Board of Trustees and Shareholders of AARP Cash Investment Funds, AARP Income Trust,
AARP Tax Free Income Trust and
AARP Growth Trust

In our opinion, the accompanying statements of assets and liabilities, including the shares, principal amount, and value of the securities in the lists of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, and AARP Growth Trust, which are comprised of the eight AARP Funds listed in Note 1 to the financial statements, at September 30, 1995 and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated in conformity with generally accepted accounting principles. These financial statements and the financial highlights (thereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financials statements based on our audits. We conducted our audits on these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain a reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and brokers and the application of alterative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/s/Price Waterhouse LLP

BLANK PAGE

Officers and Trustees

Adelaide Attard

                        Trustee of AARP Cash Investment Funds, AARP Income Trust and AARP Growth Trust; Member, New York City Department of Aging Advisory Council--Appointed by Mayor (1995); Consultant, Gerontology; Commissioner, County of Nassau, NY, Department of Senior Citizen Affairs (1971-1991); Board Member, American Association of International Aging (1981 to present); Member, NYS Community Services for the Elderly Advisory Council--Appointed by Governor (1987-1991); Chairperson, Federal Council on Aging (1981-1986); U.S. Delegate to 1982 United Nations World Assembly on Aging.


Cyril F. Brickfield

                        Trustee of AARP Income Trust, AARP Tax Free Income Trust, AARP Growth Trust; Honorary Trustee, AARP Cash Investment Funds; Honorary President and Special Counsel, American Association of Retired Persons; Board
                        Member: American Association of International Aging, National Alzheimer's Association, and American Federation of Aging Research (AFAR).


Robert N. Butler, M.D.

                        Trustee of AARP Income Trust and AARP Growth Trust; Brookdale Professor of Geriatrics and Adult Development; Chairman, Henry L. Schwartz Department of Geriatrics and Adult Development, Mount Sinai Medical Center; Formerly Director, National Institute on Aging, National Institute of Health (1976-1982).


Linda C. Coughlin

                        President and Trustee of AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust and AARP Growth Trust; Managing Director and Member, Board of Directors of Scudder, Stevens & Clark, Inc.; Director of Scudder Investor Services, Inc.


Horace B. Deets

                        Vice Chairman and Trustee of AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust and AARP Growth Trust; Executive Director, American Association of Retired Persons; Member, Board of Councilors, Andrus Gerontology Center; Member of the Board, HelpAge International.


Mary Johnston Evans

                        Trustee of AARP Cash Investment Funds, AARP Tax Free Income Trust and AARP Growth Trust; Director: Baxter International, Inc., Delta Air Lines, Inc., Household International, Inc., The Sun Company, Dun & Bradstreet Corporation and Saint-Gobain Corporation.

Edgar R. Fiedler

                        Trustee of AARP Cash Investment Funds, AARP Income Trust and AARP Tax Free Income Trust; Vice President and Economic Counsellor, The Conference Board, Inc.; Director of The Stanley Works, Zurich-American Insurance Company, HT Insight Funds, and Emerging Mexico Fund.


Cuyler W. Findlay

                        Chairman and Trustee of AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, and AARP Growth Trust; Managing Director of Scudder, Stevens & Clark, Inc., Senior Vice President and Director, Scudder Investor Services, Inc.


Eugene P. Forrester

                        Trustee of AARP Income Trust and AARP Tax Free Income Trust; Consultant, International Trade; Lt. General (Retired), U.S. Army; Command General, U.S. Army Western Command, Honolulu; Consultant: Digital Equipment Corp., DHI, Philip Morris, PICS Previews, and Whittle Communications.


Wayne F. Haefer

                        Trustee of AARP Income Trust, AARP Tax Free Income Trust, and AARP Growth Trust; Director, Membership Division of AARP; Secretary, Employee's Pension and Welfare Trusts of AARP and Retired Persons Services, Inc.; Formerly Director, Administration and Data Management Division of AARP.


William B. Macomber

                        Trustee of AARP Tax Free Income Trust and AARP Growth Trust; Formerly Teacher, History and Government, Nantucket High School, Nantucket, MA; Director, Becton, Dickinson & Co. (until 1994); Trustee Emeritus, Carnegie Endowment for International Peace; Formerly President, The Metropolitan Museum of Art and U.S.
                        Ambassador to Turkey and to Jordan.

George I. Maddox, Jr.

                        Trustee of AARP Income Trust and AARP Tax Free Income Trust; Director and Professor, Long Term Care Resources Program, Duke University Medical Center; Senior Fellow, Center for the Study of Aging and Human Development, Duke University; Professor of Sociology, Departments of Sociology and Psychiatry, Duke University.

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Robert J. Myers

                        Trustee of AARP Cash Investment Funds, AARP Income Trust and AARP Growth Trust; Actuarial Consultant; Formerly Executive Director, National Commission on Social Security Reform; Director: NASL Series Trust, Inc. and North American Funds, Inc.; Formerly Director, Board of Pensions, Evangelical Lutheran Church in America; Formerly Chairman, Commission on Railroad Retirement Reform; Member, U.S. Office of Technology Assessment, Prospective Payment Assessment Commission.


Joseph S. Perkins

                        Trustee of AARP Cash Investment Funds, AARP Income Trust, AARP Tax Free Income Trust, and AARP Growth Trust; Director, American Association of Retired Persons; Corporate Retirement Manager, Polaroid Corporation.


James H. Schulz

                        Trustee of AARP Income Trust, AARP Tax Free Income Trust and AARP Growth Trust; Professor of Economics and Kirstein Professor of Aging Policy, Policy Center of Aging, Florence Heller School, Brandeis University.


Gordon Shillinglaw

                        Trustee of AARP Cash Investment Funds, AARP Tax Free Income Trust, AARP Growth Trust; Professor Emeritus of Accounting, Columbia University Graduate School of Business; Director and Treasurer, FERIS Foundation of America (until 1994).



Edward V. Creed*                         Pamela A. McGrath*
Vice President                           Vice President and Treasurer

Thomas W. Joseph*                        Edward J. O'Connell*
Vice President                           Vice President and  Assistant Treasurer

David S. Lee*                            Kathryn L. Quirk*
Vice President and Assistant Treasurer   Vice President and  Secretary

Douglas M. Loudon*                       Howard Schneider*
Vice President                           Vice President

Thomas F. McDonough*                     Cornelia M. Small*
Vice President and Assistant Secretary   Vice President

*Scudder, Stevens & Clark, Inc.

Effective January 1, 1995, each member of and nominee for the Board of Trustees must own shares of one or more of the Funds within the AARP Investment Program of which he/she serves as Trustee.



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

Service and Tax Information

Shareholder              Our knowledgeable AARP Mutual Fund
Service Line             Representatives are available to answer
1-800-253-2277           questions about the Program or your account
                         Monday through Friday, between 8:00 a.m. and 8:00 p.m., eastern time. Transactions can be made Monday through Friday between 8:00 a.m. and 4:00 p.m., eastern time.

                         Write:                   AARP Investment Program
                                                  from Scudder
                                                  P.O. Box 2540
                                                  Boston, MA 02208-2540
                         For overnight            AARP Investment Program
                         and certified mail:      from Scudder
                                                  42 Longwater Drive
                                                  Norwell, MA 02061-1612

Easy-Access Line         Shareholders with a touch-tone telephone may
1-800-631-4636           call this automated line to obtain AARP Fund
                         performance and account information or to exchange or sell (redeem) AARP Mutual Fund shares. This service is available 24 hours a day, 7 days a week.

Transactions by Fax      If you have access to a fax machine, you can fax
1-800-821-6234           transaction requests. Any exchange or redemption
                         request received after 4:00 p.m. business days or on weekends, will be processed the next business day. All faxes are kept confidential.

TDD (Telecommunications AARP members with hearing or speech impairments Device for the Deaf and and access to TDD equipment can communicate with
Speech Impaired)         the AARP Investment Program Monday through
1-800-634-9454           Friday between 8:00 a.m. and 6:00 p.m., eastern
                         time. Transactions can be made between 8:00 a.m.
                         and 4:00 p.m., eastern time.

Tax Information          Of the dividends paid from net investment income
                         by the AARP High Quality Tax Free Money Fund and the AARP Insured Tax Free General Bond Fund for the Funds' fiscal years ending September 30, 1995, 100% constituted exempt-interest dividends for regular federal income tax purposes.

                         Pursuant to Section 852 of the Internal Revenue Code, the AARP Balanced Stock and Bond Fund, the AARP Growth and Income Fund and the AARP Capital Growth Fund designate $1,788,162, $58,824,089, and $3,898,191, respectively, as capital gain dividends for their fiscal years ended September 30, 1995.

                         In January 1996 you will receive federal tax information on all distributions paid to your account in calendar year 1995.



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